UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2014

Fundamental Equity Growth Funds
Capital Growth
Concentrated Growth
Flexible Cap Growth
Focused Growth
Growth Opportunities
Small/Mid Cap Growth
Strategic Growth
Technology Tollkeeper
U.S. Equity

Goldman Sachs Fundamental Equity Growth Funds

■	CAPITAL GROWTH

■	CONCENTRATED GROWTH

■	FLEXIBLE CAP GROWTH

■	FOCUSED GROWTH

■	GROWTH OPPORTUNITIES

■	SMALL/MID CAP GROWTH

■	STRATEGIC GROWTH

■	TECHNOLOGY TOLLKEEPER

■	U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	69

Financial Statements	90

Financial Highlights	100

Notes to Financial Statements	118

Report of Independent Registered Public Accounting Firm	138

Other Information	139

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Capital Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Concentrated Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 30-45 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Flexible Cap Growth Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Focused Growth Fund invests primarily in U.S. equity investments and invests, under normal circumstances, in approximately 20-25 companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

The Goldman Sachs Small/Mid Cap Growth Fund invests primarily in equity investments with a primary focus on mid- and small-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Technology Tollkeeper FundSM invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because the Fund concentrates its investments in certain specific industries, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting those industries than if its investments were more diversified across different industries. Stock prices of internet and internet-related companies in particular may be especially volatile. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs U.S. Equity Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Different investment styles (e.g., “growth” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

What Differentiates the Goldman Sachs Growth Team’s Investment Process?

For over 30 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

■	Make decisions as long-term business owners rather than as stock traders

■	Perform in-depth, fundamental research

■	Focus on long-term structural and competitive advantages

Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

Identify high quality growth businesses. Some required investment criteria include:

■	Established brand names
■	Dominant market shares
■	Pricing power
■	Recurring revenue streams
■	Free cash flow
■	Long product life cycles
■	Favorable long-term growth prospects
■	Excellent management

Result

Investments in businesses that we believe are strategically positioned for consistent, sustainable long-term growth

■	Perform rigorous valuation analysis of every potential investment

■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments

Result

Good investment decisions based on solid understanding of what each business is worth

Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

MARKET REVIEW

Goldman Sachs Fundamental Equity Growth Funds

Market Review

Overall, U.S. equities advanced for the 12 months ended August 31, 2014 (the “Reporting Period”) with broad sector participation. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a gain of 25.25%, rising in all but two months during the Reporting Period and making record highs through August 2014 when it broke through the 2000 milestone for the first time. The Russell 3000® Index generated a return of 24.74%.

The U.S. equity market enjoyed four consecutive months of gains from September through December 2013. The S&P 500 Index made record highs in December 2013, as the U.S. Federal Reserve (the “Fed”) ended seven months of speculation and announced it would finally begin tapering its asset purchases, signaling confidence in the U.S. economy. Days later, the U.S. revised upward its Gross Domestic Product (“GDP”) growth estimate for the third quarter of 2013 to an annualized pace of 4.1%, the fastest rate in two years. Importantly, stronger consumption accounted for most of the upward revision.

U.S. equities, along with global developed market equities broadly, stumbled in January 2014 on renewed concerns about a variety of issues in the growth and emerging markets, including lower manufacturing activity in China. However, developed market equities, including those of the U.S., snapped back in February 2014. Indeed, the S&P 500 Index made a fresh high in February 2014, as merger and acquisition activity picked up and corporate earnings announcements reflected top-line growth, even though overall management guidance for 2014 was less optimistic than consensus. Underlying economic activity during the first quarter of 2014 was mixed, though severe winter weather was partially to blame. A downward revision of fourth quarter 2013 GDP to an annualized rate of 2.4% from 3.2% indicated the consumer was resilient but not quite as strong as previously thought.

U.S. equities continued to make fresh highs through the second quarter of 2014 amidst notably low volatility despite mixed economic data. First quarter 2014 GDP was revised down to a contraction of 2.9% before later being adjusted to a contraction of 2.1%, largely due to disruption from severe winter weather. However, other indicators suggested the economy was improving. U.S. non-farm payrolls, for example, added 217,000 jobs in May 2014, and the national manufacturing Purchasing Managers Index (“PMI”) rose to 56.4 from 55.4 in April 2014, showing the strongest reading in the preceding three months.

July 2014 was another good month for U.S. equities — until the last day. The initial second quarter 2014 GDP report showed a 4.0% gain, which more than negated the first quarter of 2014’s decline. Geopolitical issues dominated — from Ukraine to the Middle East to Argentina and Portugal. All of these geopolitical worries seemed to come together on the last trading day of the month, when the S&P 500 Index declined 2.0%, the worst performance since April 2014. However, even as geopolitical issues continued to dominate the news in August 2014, such events were seen as distant, and U.S. equities resumed their gains during the month. Indeed, in light trading, the S&P 500 Index posted five new closing highs in August 2014, closing the month at an all-time high and its 32nd closing high of 2014 year-to-date. Fundamentals helped support the U.S. equity market, especially earnings, which generally came in ahead of estimates. Also, the second update for U.S. second quarter GDP increased the rate to 4.2%, annualized from 4.0%.

For the Reporting Period overall, large-cap companies and mid-cap companies performed best and nearly in line with each other. While generating solid double-digit positive returns,

MARKET REVIEW

small-cap stocks followed at some distance. Growth stocks outpaced value stocks within the large-capitalization segment, but value stocks performed better than growth stocks in the mid-cap and small-cap segments of the U.S. equity market. (All as measured by Russell Investments indices.) Within the S&P 500 Index, all ten sectors posted double-digit gains during the Reporting Period, led by particularly strong returns in the information technology and health care sectors, which benefited from robust merger and acquisition activity. The telecommunication services, consumer staples and utilities sectors, traditionally considered more defensive, underperformed the broader market the most.

Looking Ahead

Six years since the onset of the global financial crisis, which was quickly followed by the Eurozone economic crisis, the global economy continues to improve, if slowly. Companies are starting to invest for growth, notably through mergers and acquisitions, and corporate earnings are increasing, even if not as fast as expected. Furthermore, correlations and volatility fell during the Reporting Period from elevated levels during the crisis. In our view, U.S. equities overall could particularly benefit from the U.S. having the strongest macroeconomic consensus outlook amongst the developed markets as well as from exposure to growth spending. Consensus estimates for U.S. GDP growth are 2.5% for 2014 and 3.3% for 2015, which are more than one percentage point higher than estimates for the Eurozone and for Japan in both years.

Against this backdrop, we believed at the end of the Reporting Period that U.S. equity market total returns for the calendar year 2014 may potentially be close to the historical average. Equity performance has been strong in many markets and across several sectors, nudging valuations higher to approximately historical average levels. However, the global economic recovery appears to be broadening, and equity risk premiums at the end of the Reporting Period were still above average, suggesting to us that equities may look attractive when compared to other assets.

At the same time, we believe average valuations for many industries are likely to reduce upside potential and make stock-picking more critical for generating returns going forward. We continue to favor companies and industries exposed to growth spending. Health care and information technology stocks have already been benefiting from increased merger and acquisition activity. We believe information technology stocks may well be further helped by delayed capital expenditures. The information technology and health care sectors account for 30% of the S&P 500 Index as of August 31, 2014. We additionally have a favorable view of companies and industries that may be positively impacted by U.S. shale development.

We intend to use our forward-looking, active management approach to investing as we seek to appropriately position the Fundamental Equity Growth Funds for what we believe to be a growth-oriented environment. As always, we continue to focus on building quality portfolios through intense bottom-up research and believe such a disciplined strategy will help us position the Fundamental Equity Growth Funds effectively in these still uncertain times.

PORTFOLIO RESULTS

Goldman Sachs Capital Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Capital Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 25.50%, 24.54%, 24.57%, 26.03%, 25.39%, 25.80% and 25.18%, respectively. These returns compare to the 26.29% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period. Stock selection as a whole contributed positively to the Fund’s results.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting from the Fund’s relative results most was weak stock selection in the materials sector, having an overweighted position in the lagging consumer discretionary sector and having no exposure at all to the strongly-performing utilities sector. Effective stock selection in the telecommunication services, information technology and financials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in natural food supermarket owner and operator Whole Foods Market, global clothing manufacturer PVH and global biopharmaceutical company Biogen Idec.

Shares of Whole Foods Market declined after the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five year earnings outlook, which was below market expectations. Despite the lackluster results, we continued to believe at the end of the Reporting Period that Whole Foods Market is a high quality company, well positioned to be a strong performer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad winter weather roll off as we anticipate. We also continued to believe at the end of the Reporting Period that the company’s stock was attractively valued for a company with strong market share and an opportunity to generate above average growth relative to its peers. (Sales cannibalization is defined as intra-organizational sales diversion.)

PVH detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we

PORTFOLIO RESULTS

believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Shares of Biogen Idec declined during the Reporting Period. Biotechnology stocks broadly were under pressure, and Biogen Idec had been a strong performer with valuations that were at the higher end of the industry’s range. In addition, prescription data reported for a key drug asset may have disappointed investors. However, at the end of the Reporting Period, we remained positive on the company and believed it is well positioned with a potential transformative drug asset in its pipeline for the treatment of multiple sclerosis.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Keurig Green Mountain, global commercial real estate services firm CBRE Group and quick serve Mexican restaurant owner and operator Chipotle Mexican Grill.

Shares of Keurig Green Mountain, a new purchase for the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands. Further, shareholders approved the company’s official name change from Green Mountain Coffee Roasters to Keurig Green Mountain, recognizing the value Keurig has brought to the overall franchise and creating a powerful corporate identity. Overall, at the end of the Reporting Period, we believed Keurig Green Mountain continues to be well positioned with a solid long-term growth profile, competitive margins, improving returns on invested capital and a strategically focused management team.

CBRE Group was a top contributor to the Fund’s performance during the Reporting Period. The company reported a strong first calendar quarter and issued 2014 guidance that management suggested could prove conservative. We believe the rest of the year 2014 may shape up well for CBRE Group, as it continued to post strong results through the remainder of the Reporting Period, and, in our view, trends appear solid. In addition, the potential improvement in the availability of credit and strong inflows in its investment management business are encouraging to us. At the end of the Reporting Period, we believed CBRE Group had strong growth potential, as it has been a market leader and share gainer with tailwinds from seemingly solid commercial real estate trends. CBRE Group also has had a growing base of recurring revenue coming from its suite of fully outsourced commercial real estate services.

Chipotle Mexican Grill had mixed results during much of the Reporting Period, but its shares were strong later in the Reporting Period. For example, its shares gained in July 2014 following impressive second calendar quarter earnings results that demonstrated the fundamental strength of its business. The company posted exceptional same-store sales growth, driven by strong traffic, increased throughput, higher prices and a favorable product mix (Throughput is defined as the amount of material or items passing through a system or process.). At the end of the Reporting Period, we believed Chipotle Mexican Grill was a high quality growth franchise with a strong business model, effective management and good brand recognition. In our view, the company is well positioned to deliver solid long-term growth by increasing same-store sales and expanding domestic and international store count.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Comcast, the largest broadcasting and cable company in the world. We believe Comcast should trade at a premium valuation relative to its cable peers due to its content assets, which make it a structurally higher growth company. In addition, we believe the market was underappreciating the positive momentum in the business. As of December 29, 2013, NBC has surpassed CBS as the number one broadcast network, and the company

PORTFOLIO RESULTS

reported positive net video subscribers during the Reporting Period after years of losing subscribers. Finally, Comcast has agreed to merge with Time Warner Cable in a deal worth more than $45 billion, which is expected to close at the end of 2014. We believe this deal should create operating efficiencies and economies of scale as well as adding several metropolitan areas to Comcast’s portfolio, including New York City and Los Angeles. In our view, Comcast was trading at the time of purchase at an attractive valuation for a company with a strong brand and what we consider to be solid long-term growth prospects.

We established a Fund position in Google during the Reporting Period. Google continues to be the dominant Internet search engine, and we believe the company is well positioned to benefit from the shift in advertising dollars online to mobile. In addition, the company continues to invest in new product initiatives outside of its core search business, which could, in our view, offer future growth opportunities. We believe Google’s stock was trading at the time of purchase at a reasonable valuation for a high quality growth franchise.

Conversely, we exited the Fund’s position in tobacco company Philip Morris International during the Reporting Period. Its shares fell after the company lowered its fiscal year earnings per share guidance. We chose to sell the position in favor of other opportunities.

We sold the Fund’s position in worldwide package and freight delivery company FedEx. While we continue to believe in the strength of FedEx’s franchise, its stock has historically been a strong performer since we initiated the Fund position. Therefore, we took the opportunity to take profits and reallocate the capital into companies that we considered to have more attractive risk/reward profiles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and materials increased and its allocations to information technology, industrials, consumer staples, financials, energy and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary sector. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, telecommunication services, industrials and consumer staples. The Fund was rather neutrally weighted to the Russell Index in health care, financials, materials and energy and had no position at all in utilities on August 31, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On June 30, 2014, Jeffrey Rabinowitz, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Jeff’s research responsibilities for the telecommunication services and semiconductor industries were absorbed by the existing three-person technology research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 29 years of investment experience and has been with the team since 1999. The Growth Equity Investment Team consists of 15 investment professionals and three risk professionals, with the senior leaders of the team averaging more than 16 years of investment experience. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

FUND BASICS

Capital Growth Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	25.50%	26.29%
Class B	24.54	26.29
Class C	24.57	26.29
Institutional	26.03	26.29
Service	25.39	26.29
Class IR	25.80	26.29
Class R	25.18	26.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	19.49%	15.48%	6.30%	9.19%	4/20/90
Class B	19.26	15.63	6.24	7.22	5/01/96
Class C	24.21	15.92	6.10	5.15	8/15/97
Institutional	26.94	17.25	7.32	6.34	8/15/97
Service	26.33	16.67	6.79	5.82	8/15/97
Class IR	26.74	17.10	N/A	6.90	11/30/07
Class R	26.10	16.51	N/A	6.37	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.50%
Class B	1.90	2.25
Class C	1.90	2.25
Institutional	0.75	1.10
Service	1.25	1.60
Class IR	0.90	1.25
Class R	1.40	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	6.6%	Computers & Peripherals
Oracle Corp.	2.3	Software
Comcast Corp. Class A	2.2	Media
Gilead Sciences, Inc.	1.9	Biotechnology
Amgen, Inc.	1.9	Biotechnology
QUALCOMM, Inc.	1.9	Communications Equipment
Schlumberger Ltd.	1.7	Energy Equipment & Services
Google, Inc. Class A	1.7	Internet Software & Services
Google, Inc. Class C	1.7	Internet Software & Services
Celgene Corp.	1.6	Biotechnology

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Capital Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 20, 1990)
Excluding sales charges	25.50%	15.86%	7.65%	9.53%
Including sales charges	18.59%	14.56%	7.04%	9.27%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	24.54%	15.01%	7.00%	7.35%
Including contingent deferred sales charges	18.31%	14.71%	7.00%	7.35%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	24.57%	15.01%	6.86%	5.30%
Including contingent deferred sales charges	23.33%	15.01%	6.86%	5.30%

Institutional Class (Commenced August 15, 1997)	26.03%	16.33%	8.09%	6.50%

Service Class (Commenced August 15, 1997)	25.39%	15.76%	7.55%	5.98%

Class IR (Commenced November 30, 2007)	25.80%	16.17%	N/A	7.27%

Class R (Commenced November 30, 2007)	25.18%	15.58%	N/A	6.74%

PORTFOLIO RESULTS

Goldman Sachs Concentrated Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. The Fund typically holds 30-45 high quality growth companies and tends to be more concentrated in individual holdings, industries and sectors than the typical broadly diversified large-cap growth fund. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Concentrated Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 22.88%, 21.95%, 21.98%, 23.44%, 23.20% and 22.61%, respectively. These returns compare to the 26.29% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but sector allocation and stock selection overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in the health care, consumer staples and consumer discretionary sectors detracted from the Fund’s relative results most during the Reporting Period. Effective stock selection in the financials, telecommunication services and industrials sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in natural food supermarket owner and operator Whole Foods Market, global clothing manufacturer PVH and wholesale club retailer Costco Wholesale.

Shares of Whole Foods Market declined after the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five year earnings outlook, which was below market expectations. Despite the lackluster results, we continued to believe at the end of the Reporting Period that Whole Foods Market is a high quality company, well positioned to be a strong performer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad winter weather roll off as we anticipate. We also continued to believe at the end of the Reporting Period that the company’s stock was attractively valued for a company with strong market share and an opportunity to generate above average growth relative to its peers. (Sales cannibalization is defined as intra-organizational sales diversion.)

PORTFOLIO RESULTS

PVH detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Costco Wholesale detracted from the Fund’s results, as the company reported disappointing fiscal first quarter and second quarter earnings results. However, at the end of the Reporting Period, we continued to like the company for several reasons. In our view, Costco Wholesale has a business model that creates higher barriers to entry than other retail franchises. Also, the annual membership fee charged by the company generates high margin, recurring revenue while incentivizing members to shop at its stores. Its membership renewal rates have remained high, even when fees were raised. We believe this shows that customers enjoy the shopping experience and value Costco Wholesale’s offering of bulk goods at attractive prices. We also believe Costco Wholesale’s ability to drive customer traffic, increase membership renewal rates and grow international exposure should drive earnings growth. At the end of the Reporting Period, we remained positive on Costco Wholesale and believed the stock was trading at an attractive valuation for a high quality growth franchise.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in wireless communications and broadcast tower owner and operator American Tower, quick serve Mexican restaurant owner and operator Chipotle Mexican Grill and global commercial real estate services firm CBRE Group.

American Tower was a top contributor to the Fund’s relative performance during the Reporting Period. Its stock has been a solid performer, especially following the company’s strong second calendar quarter results that were better than expected. The company also raised its full year outlook. At the end of the Reporting Period, we remained positive on the growth profile of American Tower, which, in our view, has strong and predictable organic growth potential from its long-term leases with wireless carriers and new site activity. We believe the company continues to execute well and should continue to benefit as wireless carriers build out their fourth generation long-term evolution (“LTE”) networks. In our view, American Tower has the potential to deliver solid growth over the long term as it benefits from secular trends in mobility and because it operates in an industry with high barriers to entry.

Chipotle Mexican Grill had mixed results during much of the Reporting Period, but its shares were strong later in the Reporting Period. For example, its shares gained in July 2014 following impressive second calendar quarter earnings results that demonstrated the fundamental strength of its business. The company posted exceptional same-store sales growth, driven by strong traffic, increased throughput, higher prices and a favorable product mix (Throughput is defined as the amount of material or items passing through a system or process.). At the end of the Reporting Period, we believed Chipotle Mexican Grill was a high quality growth franchise with a strong business model, effective management and good brand recognition. In our view, the company is well positioned to deliver solid long-term growth by increasing same-store sales and expanding domestic and international store count.

CBRE Group was a top contributor to the Fund’s performance during the Reporting Period. The company reported a strong first calendar quarter and issued 2014 guidance that management suggested could prove conservative. We believe the rest of the year 2014 may shape up well for CBRE Group, as it continued to post strong results through the remainder of the Reporting Period, and, in our view, trends appear solid. In addition, the potential improvement in the availability of credit and strong inflows in its investment management business are encouraging to us. At the end of the Reporting Period, we believed CBRE Group had strong growth potential, as it has been a market leader and share gainer with tailwinds from seemingly solid commercial real estate trends. CBRE Group also has had a growing base of recurring revenue coming from its suite of fully outsourced commercial real estate services.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

PORTFOLIO RESULTS

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in EMC, a leading information storage technologies company. The company reported solid results for the second quarter of 2014, with its shares gaining in response to strength in VMWare’s shares, in which EMC has 80% ownership. Additionally, its shares increased following the announcement that activist investor Elliott Management had taken a large position in EMC and intends to push for a break-up of the company. We believe investors are beginning to appreciate the potential growth drivers for the company. In our view, EMC is a market leader in storage hardware and has the opportunity to continue to take share in a relatively fragmented market. In addition, we believe the company is well positioned to take advantage of future technological changes as its forward-looking management team has a history of embracing and driving change.

We established a Fund position in professional networking website LinkedIn. We believe LinkedIn is well positioned within its industry and has an open-ended market opportunity, as it continues to disrupt the recruiting industry and monetize its extensive and rapidly growing global user base. While the stock may not appear inexpensive on a number of valuation metrics, we believe it warrants a premium valuation, as the company, in our view, could continue to exceed earnings expectations should it capture additional subscribers and develop its platform as we anticipate.

Conversely, we exited the Fund’s position in oilfield services company Schlumberger. We continue to believe in the strength of Schlumberger’s business and believe it is well positioned. However, concerns over international spending caused us to allocate capital to other stocks with what we considered to have more favorable risk/reward profiles.

We eliminated the Fund’s position in leading discount retailer Dollar General. Its shares declined on the company’s weak first calendar quarter results, as severe weather impacted its business. While we still believe the company is well run, we decided to exit the position in favor of other high conviction opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, health care and consumer staples increased and its allocations to information technology, energy and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the financials and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in materials, telecommunication services, consumer staples and energy. The Fund was rather neutrally weighted to the Russell Index in consumer discretionary, health care and industrials and had no position at all in the utilities sector on August 31, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On June 30, 2014, Jeffrey Rabinowitz, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Jeff’s research responsibilities for the telecommunication services and semiconductor industries were absorbed by the existing three-person technology research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 29 years of investment experience and has been with the team since 1999. The Growth Equity Investment Team consists of 15 investment professionals and three risk professionals, with the senior leaders of the team averaging more than 16 years of investment experience. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

FUND BASICS

Concentrated Growth Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	22.88%	26.29%
Class B	21.95	26.29
Class C	21.98	26.29
Institutional	23.44	26.29
Class IR	23.20	26.29
Class R	22.61	26.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.81%	14.12%	6.06%	7.00%	9/03/02
Class B	16.10	14.33	6.00	6.96	9/03/02
Class C	20.53	14.57	5.86	6.69	9/03/02
Institutional	23.03	15.90	7.09	7.93	9/03/02
Class IR	22.81	15.73	N/A	5.70	11/30/07
Class R	22.32	15.18	N/A	5.20	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.62%
Class B	2.01	2.37
Class C	2.01	2.37
Institutional	0.86	1.23
Class IR	1.01	1.38
Class R	1.51	1.87

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.9%	Computers & Peripherals
American Tower Corp.	3.8	Real Estate Investment Trusts
Equinix, Inc.	3.5	Internet Software & Services
Costco Wholesale Corp.	3.4	Food & Staples Retailing
Amazon.com, Inc.	3.3	Internet & Catalog Retail
EMC Corp.	3.1	Computers & Peripherals
LinkedIn Corp. Class A	2.9	Internet Software & Services
CBRE Group, Inc. Class A	2.9	Real Estate Management & Development
eBay, Inc.	2.6	Internet Software & Services
McKesson Corp.	2.6	Health Care Providers & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Concentrated Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced September 3, 2002)
Excluding sales charges	22.88%	14.88%	7.58%	7.71%
Including sales charges	16.14%	13.59%	6.98%	7.20%

Class B (Commenced September 3, 2002)
Excluding contingent deferred sales charges	21.95%	14.02%	6.93%	7.17%
Including contingent deferred sales charges	16.36%	13.75%	6.93%	7.17%

Class C (Commenced September 3, 2002)
Excluding contingent deferred sales charges	21.98%	14.04%	6.78%	6.90%
Including contingent deferred sales charges	20.87%	14.04%	6.78%	6.90%

Institutional Class (Commenced September 3, 2002)	23.44%	15.36%	8.01%	8.14%

Class IR (Commenced November 30, 2007)	23.20%	15.17%	N/A	6.10%

Class R (Commenced November 30, 2007)	22.61%	14.61%	N/A	5.61%

PORTFOLIO RESULTS

Goldman Sachs Flexible Cap Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments in small-, mid- and large-capitalization issuers. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Flexible Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 26.62%, 25.68%, 27.21%, 26.98% and 26.38%, respectively. These returns compare to the 25.56% average annual total return of the Fund’s benchmark, the Russell 3000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the consumer discretionary, telecommunication services and information technology sectors helped the Fund’s performance most relative to the Russell Index. Challenging stock selection in industrials, health care and materials detracted from the Fund’s relative results most during the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in wireless tower company SBA Communications, specialty coffee and coffeemakers company Keurig Green Mountain and quick serve Mexican restaurant owner and operator Chipotle Mexican Grill.

SBA Communications was a top contributor to the Fund’s results during the Reporting Period. While there were no company-specific events that drove the performance, stocks that were cash flow and income-oriented performed well as interest rates on U.S. Treasuries declined. SBA Communications continues to be one of our highest conviction ideas given the growth profile of the business. Revenue growth slightly outpaced the industry average during the Reporting Period, and gross profit margins remained healthy, further supported by the predictability and sustainability of the company’s long-term leases with wireless carriers and new site activity in an industry with high barriers to entry. In addition, secular growth remained a tailwind for SBA Communications, as data usage and the corresponding demand on networks increased, and wireless carriers make additional investments to build out their fourth generation long-term evolution (“LTE”) networks to improve coverage.

Shares of Keurig Green Mountain, a new purchase for the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands. Further, shareholders approved the company’s official name change from Green Mountain Coffee Roasters to Keurig Green Mountain, recognizing the value Keurig has brought to the overall franchise and creating a powerful corporate identity. Overall, at the end of the Reporting Period, we believed Keurig Green Mountain continues to be well positioned with a solid long-term growth

PORTFOLIO RESULTS

profile, competitive margins, improving returns on invested capital and a strategically focused management team.

Chipotle Mexican Grill had mixed results during much of the Reporting Period, but its shares were strong later in the Reporting Period. For example, its shares gained in July 2014 following impressive second calendar quarter earnings results that demonstrated the fundamental strength of its business. The company posted exceptional same-store sales growth, driven by strong traffic, increased throughput, higher prices and a favorable product mix (Throughput is defined as the amount of material or items passing through a system or process.). At the end of the Reporting Period, we believed Chipotle Mexican Grill was a high quality growth franchise with a strong business model, effective management and good brand recognition. In our view, the company is well positioned to deliver solid long-term growth by increasing same-store sales and expanding domestic and international store count.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in natural food supermarket owner and operator Whole Foods Market, global clothing manufacturer PVH and social networking website operator Facebook.

Shares of Whole Foods Market declined after the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five year earnings outlook, which was below market expectations. Despite the lackluster results, we continued to believe at the end of the Reporting Period that Whole Foods Market is a high quality company, well positioned to be a strong performer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad winter weather roll off as we anticipate. We also continued to believe at the end of the Reporting Period that the company’s stock was attractively valued for a company with strong market share and an opportunity to generate above average growth relative to its peers. (Sales cannibalization is defined as intra-organizational sales diversion.)

PVH detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

We initiated a Fund position in Facebook midway through the Reporting Period. The company detracted from relative results because it was a strong performer throughout the Reporting Period, while the Fund did not yet own a position in its shares and then held only an underweighted position. Facebook’s good results were due largely to strong mobile advertising revenue, as advertiser demand has been catching up to mobile usage and driving solid growth. Facebook also announced it is exploring options for mobile payment products. We believe the company is well positioned to continue to grow in the mobile advertising space as usage shifts from desktop to mobile. Overall, we remain positive on the company and believe the stock was trading, at the end of the Reporting Period, at a reasonable valuation, supported by its industry leading position and considerable opportunity to monetize its extensive user base.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We established a Fund position in Google during the Reporting Period. Google continues to be the dominant Internet search engine, and we believe the company is well positioned to benefit from the shift in advertising dollars online to mobile. In addition, the company continues to invest in new product initiatives outside of its core search

PORTFOLIO RESULTS

business, which could, in our view, offer future growth opportunities. We believe Google’s stock was trading at the time of purchase at a reasonable valuation for a high quality growth franchise.

We initiated a Fund position in EMC, a leading information storage technologies company. The company reported solid results for the second quarter of 2014, with its shares gaining in response to strength in VMWare’s shares, in which EMC has 80% ownership. Additionally, its shares increased following the announcement that activist investor Elliott Management had taken a large position in EMC and intends to push for a break-up of the company. We believe investors are beginning to appreciate the potential growth drivers for the company. In our view, EMC is a market leader in storage hardware and has the opportunity to continue to take share in a relatively fragmented market. In addition, we believe the company is well positioned to take advantage of future technological changes as its forward-looking management team has a history of embracing and driving change.

Conversely, we exited the Fund’s position in electronic payment company MasterCard during the Reporting Period. The stock performed well in 2013, and, in our view, was subsequently valued at a premium based on relatively high forward expectations. We also believe consensus estimates did not account for any adverse regulatory changes that could occur in an electronic payments industry that is rapidly changing. Therefore, we decided to reallocate capital into what we considered to be more attractive risk/reward opportunities.

We sold the Fund’s position in industrial gas supplier Praxair. We decided to reallocate capital into Airgas, a company with a similar growth profile to Praxair but whose stock was trading at a more compelling valuation, in our view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary increased and its allocations to information technology, health care and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in consumer staples, materials, energy and health care and was rather neutrally weighted to the Russell Index in industrials, telecommunication services and information technology. The Fund had no position at all in the utilities sector on August 31, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On June 30, 2014, Jeffrey Rabinowitz, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Jeff shared portfolio management responsibility for the mid cap and small/mid cap strategies with Steve Barry and Craig Glassner. Steve Barry, as the architect of the mid cap growth and small/mid cap growth strategies, has consistently managed these strategies since their respective inception dates in 1999 and 2005. Ashley Woodruff has joined Steve Barry and Craig Glassner in managing our mid cap growth strategies. Ashley is a consumer sector portfolio manager and holds primary research responsibility for the consumer sector. Ashley joined the Growth Equity Investment Team in 2013 as a managing director and has 13 years of investment experience. Dan Zimmerman has joined Steve Barry and Craig Glassner in managing our small/mid cap growth strategies. Dan is a financials sector portfolio manager and holds primary research responsibility for the financial services and agricultural industries. Dan has been with the team since 2008 and has 12 years of investment experience. Jeff’s research responsibilities for the telecommunication services and semiconductor industries were absorbed by the existing three-person technology research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 29 years of investment experience and has been with the team since 1999. The Growth Equity Investment Team consists of 15 investment professionals and three risk professionals, with the senior leaders of the team averaging more than 16 years of investment experience. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

FUND BASICS

Flexible Cap Growth Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 3000 Growth Index[2]
Class A	26.62%	25.56%
Class C	25.68	25.56
Institutional	27.21	25.56
Class IR	26.98	25.56
Class R	26.38	25.56

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 3000 Growth Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Year	Since Inception	Inception Date
Class A	21.27%	16.26%	9.02%	1/31/08
Class C	26.24	16.69	9.21	1/31/08
Institutional	28.88	18.05	10.46	1/31/08
Class IR	28.64	17.88	10.28	1/31/08
Class R	28.01	17.28	9.75	1/31/08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	3.62%
Class C	2.01	4.32
Institutional	0.86	3.18
Class IR	1.01	3.35
Class R	1.51	3.91

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.1%	Computers & Peripherals
Gilead Sciences, Inc.	2.2	Biotechnology
Google, Inc. Class A	2.1	Internet Software & Services
Google, Inc. Class C	2.1	Internet Software & Services
QUALCOMM, Inc.	1.9	Communications Equipment
NIKE, Inc. Class B	1.9	Textiles, Apparel & Luxury Goods
Oracle Corp.	1.8	Software
Costco Wholesale Corp.	1.8	Food & Staples Retailing
SBA Communications Corp. Class A	1.7	Wireless Telecommunication Services
Amazon.com, Inc.	1.7	Internet & Catalog Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Flexible Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2008 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	26.62%	16.33%	10.28%
Including sales charges	19.64%	15.03%	9.34%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	25.68%	15.46%	9.50%
Including contingent deferred sales charges	24.53%	15.46%	9.50%

Institutional Class (Commenced January 31, 2008)	27.21%	16.81%	10.76%

Class IR (Commenced January 31, 2008)	26.98%	16.62%	10.59%

Class R (Commenced January 31, 2008)	26.38%	16.05%	10.05%

PORTFOLIO RESULTS

Goldman Sachs Focused Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Focused Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 21.60%, 20.71%, 22.00%, 21.83% and 21.28%, respectively. These returns compare to the 26.29% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection and sector allocation overall detracted from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in consumer discretionary and health care and having an underweighted allocation to energy, which significantly outpaced the Russell Index during the Reporting Period, detracted from the Fund’s relative results most. Effective stock selection in the financials, telecommunication services and information technology sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global clothing manufacturer PVH, restaurant franchiser and operator YUM! Brands and natural food supermarket owner and operator Whole Foods Market.

PVH detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

PORTFOLIO RESULTS

YUM! Brands, a new purchase for the Fund during the Reporting Period, was a top detractor from the Fund’s relative performance during the Reporting Period. YUM! Brands franchises and operates restaurants worldwide under well-known brands, such as KFC, Pizza Hut and Taco Bell. The company reported mixed second calendar quarter results that were received poorly by the market, as the company issued more conservative guidance for China’s sales recovery. One week later, a new food supply scandal hit China, and although this supplier was only a minor supplier to YUM! Brands, it had a negative effect on brand perception and sales weakened significantly. The company announced that if weak trends continued, it would not meet its guidance.

Shares of Whole Foods Market declined after the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five year earnings outlook, which was below market expectations. Despite the lackluster results, we continued to believe at the end of the Reporting Period that Whole Foods Market is a high quality company, well positioned to be a strong performer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad winter weather roll off as we anticipate. We also continued to believe at the end of the Reporting Period that the company’s stock was attractively valued for a company with strong market share and an opportunity to generate above average growth relative to its peers. (Sales cannibalization is defined as intra-organizational sales diversion.)

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in premium spirits company Beam Suntory (formerly Beam), global commercial real estate services firm CBRE Group and professional networking site LinkedIn.

Shares of Beam gained as a leading Japanese whiskey company, Suntory Holdings, announced it had reached an agreement to purchase Beam. Prior to the announced acquisition, we believed Beam was a high quality growth business, given it was operating in a fragmented industry with improving secular tailwinds, high barriers to entry, attractive margins and returns on invested capital. We viewed the deal as recognition that our investment thesis had played out and thus exited the position by the end of the Reporting Period.

CBRE Group was a top contributor to the Fund’s performance during the Reporting Period. The company reported a strong first calendar quarter and issued 2014 guidance that management suggested could prove conservative. We believe the rest of the year 2014 may shape up well for CBRE Group, as it continued to post strong results through the remainder of the Reporting Period, and, in our view, trends appear solid. In addition, the potential improvement in the availability of credit and strong inflows in its investment management business are encouraging to us. At the end of the Reporting Period, we believed CBRE Group had strong growth potential, as it has been a market leader and share gainer with tailwinds from seemingly solid commercial real estate trends. CBRE Group also has had a growing base of recurring revenue coming from its suite of fully outsourced commercial real estate services.

Shares of LinkedIn gained as the company reported solid second quarter 2014 results with revenue and earnings that beat consensus expectations. The company also raised its full year outlook. While the stock showed signs of controversy, we continued to believe at the end of the Reporting Period that LinkedIn is well positioned within its industry and has an open-ended market opportunity, as it continues to disrupt the recruiting industry and monetize its extensive and rapidly growing global user base. While the stock may not appear inexpensive on a number of valuation metrics, we believe it warrants a premium valuation, as the company, in our view, could continue to exceed earnings expectations should it capture additional subscribers and develop its platform as we anticipate.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of YUM! Brands, already mentioned, we initiated a Fund position in EMC, a leading information storage technologies company. The company reported solid results for the second quarter of 2014, with its

PORTFOLIO RESULTS

shares gaining in response to strength in VMWare’s shares, in which EMC has 80% ownership. Additionally, its shares increased following the announcement that activist investor Elliott Management had taken a large position in EMC and intends to push for a break-up of the company. We believe investors are beginning to appreciate the potential growth drivers for the company. In our view, EMC is a market leader in storage hardware and has the opportunity to continue to take share in a relatively fragmented market. In addition, we believe the company is well positioned to take advantage of future technological changes as its forward-looking management team has a history of embracing and driving change.

Conversely, we sold the Fund’s position in Xilinx, a leading programmable logic devices (“PLDs”) company, in favor of higher conviction ideas. The stock had been a strong performer and given our valuation discipline, we saw less upside in the name and therefore exited the position. While we continue to believe Xilinx is a high quality growth franchise and remains well positioned to benefit from its dominant market position in a duopolistic industry, we allocated capital to higher conviction names with what we considered to have better upside potential.

We exited the Fund’s position in wireless tower company SBA Communications. While we believe the fundamentals of the tower industry remain robust and support strong secular growth, the stock has performed well. Therefore, we decided to take profits and reallocate the capital to higher conviction ideas given the focused nature of this Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, financials, health care and consumer staples increased and its allocations to information technology, industrials, energy and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, health care, consumer staples and energy. The Fund had no positions at all in the utilities, telecommunication services or materials sectors on August 31, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On June 30, 2014, Jeffrey Rabinowitz, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Jeff’s research responsibilities for the telecommunication services and semiconductor industries were absorbed by the existing three-person technology research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 29 years of investment experience and has been with the team since 1999. The Growth Equity Investment Team consists of 15 investment professionals and three risk professionals, with the senior leaders of the team averaging more than 16 years of investment experience. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

FUND BASICS

Focused Growth Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	21.60%	26.29%
Class C	20.71	26.29
Institutional	22.00	26.29
Class IR	21.83	26.29
Class R	21.28	26.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Since Inception	Inception Date
Class A	14.98%	16.58%	1/31/12
Class C	19.85	18.51	1/31/12
Institutional	22.29	19.87	1/31/12
Class IR	22.11	19.69	1/31/12
Class R	21.52	19.11	1/31/12

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	6.12%
Class C	1.99	6.91
Institutional	0.84	4.59
Class IR	1.00	6.58
Class R	1.49	7.08

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
EMC Corp.	5.5%	Computers & Peripherals
Apple, Inc.	5.3	Computers & Peripherals
PVH Corp.	5.2	Textiles, Apparel & Luxury Goods
Equinix, Inc.	4.9	Internet Software & Services
Costco Wholesale Corp.	4.8	Food & Staples Retailing
CBRE Group, Inc. Class A	4.6	Real Estate Management & Development
Amazon.com, Inc.	4.6	Internet & Catalog Retail
Yum! Brands, Inc.	4.5	Hotels, Restaurants & Leisure
American Tower Corp.	4.4	Real Estate Investment Trusts
eBay, Inc.	4.2	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FOCUSED GROWTH FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on January 31, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Focused Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 31, 2012 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Since Inception
Class A (Commenced January 31, 2012)
Excluding sales charges	21.60%	19.47%
Including sales charges	14.94%	16.89%

Class C (Commenced January 31, 2012)
Excluding contingent deferred sales charges	20.71%	18.63%
Including contingent deferred sales charges	19.65%	18.63%

Institutional Class (Commenced January 31, 2012)	22.00%	19.97%

Class IR (Commenced January 31, 2012)	21.83%	19.80%

Class R (Commenced January 31, 2012)	21.28%	19.20%

PORTFOLIO RESULTS

Goldman Sachs Growth Opportunities Fund

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 22.57%, 21.66%, 21.67%, 23.04%, 22.42%, 22.87% and 22.25%, respectively. These returns compare to the 23.67% average annual total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection and sector allocation overall detracted modestly from its performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s relative results was challenging stock selection in the industrials and health care sectors and having no exposure at all to the strongly-performing utilities sector. Effective stock selection in the information technology, telecommunication services and energy sectors helped the Fund’s performance most relative to the Russell Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in natural food supermarket owner and operator Whole Foods Market, global clothing manufacturer PVH and oncology-focused pharmaceuticals company ARIAD Pharmaceuticals.

Shares of Whole Foods Market declined after the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five year earnings outlook, which was below market expectations. Despite the lackluster results, we continued to believe at the end of the Reporting Period that Whole Foods Market is a high quality company, well positioned to be a strong performer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad winter weather roll off as we anticipate. We also continued to believe at the end of the Reporting Period that the company’s stock was attractively valued for a company with strong market share and an opportunity to generate above average growth relative to its peers. (Sales cannibalization is defined as intra-organizational sales diversion.)

PVH detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an

PORTFOLIO RESULTS

industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

ARIAD Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Keurig Green Mountain, specialty biopharmaceutical company Shire and wireless tower company SBA Communications.

Shares of Keurig Green Mountain, a new purchase for the Fund during the Reporting Period, gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands. Further, shareholders approved the company’s official name change from Green Mountain Coffee Roasters to Keurig Green Mountain, recognizing the value Keurig has brought to the overall franchise and creating a powerful corporate identity. Overall, at the end of the Reporting Period, we believed Keurig Green Mountain continues to be well positioned with a solid long-term growth profile, competitive margins, improving returns on invested capital and a strategically focused management team.

Shire, a specialty biopharmaceutical company focusing on the needs of specialist physicians, contributed to the Fund’s relative performance during the Reporting Period. Its shares rose following the announcement of strong first quarter 2014 results. In addition, acquisition attempts made by both Allergan and AbbVie ignited speculation of a potential deal. At the end of the Reporting Period, we believed Shire had a strong growth profile and aligned well with peers in the industry. However, while we believe the fundamentals of its business remained healthy, we felt it was prudent to reallocate the capital to higher conviction ideas following a jump in its share price, and thus we exited the position.

SBA Communications was a top contributor to the Fund’s results during the Reporting Period. While there were no company-specific events that drove the performance, stocks that were cash flow and income-oriented performed well as interest rates on U.S. Treasuries declined. SBA Communications continues to be one of our highest conviction ideas given the growth profile of the business. Revenue growth slightly outpaced the industry average during the Reporting Period, and gross profit margins remained healthy, further supported by the predictability and sustainability of the company’s long-term leases with wireless carriers and new site activity in an industry with high barriers to entry. In addition, secular growth remained a tailwind for SBA Communications, as data usage and the corresponding demand on networks increased, and wireless carriers make additional investments to build out their fourth generation long-term evolution (“LTE”) networks to improve coverage.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

We initiated a Fund position in Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally. We believe Mylan is a high quality company that operates in segments of the generics market with high barriers to entry. We further believe the company’s management team are solid operators. In our view, the company has above average profitability and underappreciated growth potential. We expect Mylan to deliver better than expected revenue growth over the next couple of years with continued margin expansion. Ultimately, the catalyst for us to initiate a Fund

PORTFOLIO RESULTS

position was that we believe the market was significantly undervaluing the growth potential of Mylan, and we believe consensus estimates are too low. In short, we believed shares of Mylan presented a compelling risk/reward opportunity at the time of purchase.

We established a Fund position in professional networking website LinkedIn. We believe LinkedIn is well positioned within its industry and has an open-ended market opportunity, as it continues to disrupt the recruiting industry and monetize its extensive and rapidly growing global user base. While the stock may not appear inexpensive on a number of valuation metrics, we believe it warrants a premium valuation, as the company, in our view, could continue to exceed earnings expectations should it capture additional subscribers and develop its platform as we anticipate.

Conversely, we sold the Fund’s position in MSCI, an investment indices and risk/return analytics producer, during the Reporting Period. While we still like the name and view it as a quality company, staying true to our valuation discipline, we decided to reallocate the capital into a higher conviction idea.

We exited the Fund’s position in C.R. Bard, a medical devices company that manufactures products for vascular, urology, oncology and surgical specialties. Uncertainty arose after recent clinical trials for a drug-coated balloon did not generate strong results, thus decreasing chances for Food & Drug Administration (“FDA”) approval. Since this product represents the company’s most significant growth driver, we decided to sell the position and add to higher conviction names that we believe offer a more attractive risk/reward opportunity.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples and materials increased and its allocations to health care, information technology and financials decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the telecommunication services, consumer staples, health care and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, industrials and energy. The Fund was rather neutrally weighted to the Index in financials and materials and had no position at all in utilities on August 31, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On June 30, 2014, Jeffrey Rabinowitz, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Jeff shared portfolio management responsibility for the mid cap and small/mid cap strategies with Steve Barry and Craig Glassner. Steve Barry, as the architect of the mid cap growth and small/mid cap growth strategies, has consistently managed these strategies since their respective inception dates in 1999 and 2005. Ashley Woodruff has joined Steve Barry and Craig Glassner in managing our mid cap growth strategies. Ashley is a consumer sector portfolio manager and holds primary research responsibility for the consumer sector. Ashley joined the Growth Equity Investment Team in 2013 as a managing director and has 13 years of investment experience. Dan Zimmerman has joined Steve Barry and Craig Glassner in managing our small/mid cap growth strategies. Dan is a financials sector portfolio manager and holds primary research responsibility for the financial services and agricultural industries. Dan has been with the team since 2008 and has 12 years of investment experience. Jeff’s research responsibilities for the telecommunication services and semiconductor industries were absorbed by the existing three-person technology research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 29 years of investment experience and has been with the team since 1999. The Growth Equity Investment Team consists of 15 investment professionals and three risk professionals, with the senior leaders of the team averaging more than 16 years of investment experience. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

FUND BASICS

Growth Opportunities Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Class A	22.57%	23.67%
Class B	21.66	23.67
Class C	21.67	23.67
Institutional	23.04	23.67
Service	22.42	23.67
Class IR	22.87	23.67
Class R	22.25	23.67

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	17.87%	17.81%	9.21%	11.27%	5/24/99
Class B	18.38	18.01	9.16	11.29	5/24/99
Class C	22.74	18.26	9.02	10.85	5/24/99
Institutional	25.26	19.64	10.27	12.12	5/24/99
Service	24.62	19.05	9.73	11.57	5/24/99
Class IR	25.11	19.45	N/A	9.59	11/30/07
Class R	24.48	18.87	N/A	9.05	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.41%
Class B	2.10	2.16
Class C	2.10	2.16
Institutional	0.95	1.01
Service	1.45	1.51
Class IR	1.10	1.16
Class R	1.60	1.66

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
SBA Communications Corp. Class A	2.3%	Wireless Telecommunication Services
Whole Foods Market, Inc.	2.3	Food & Staples Retailing
Intercontinental Exchange, Inc.	2.2	Diversified Financial Services
Mylan, Inc.	2.2	Pharmaceuticals
Xilinx, Inc.	2.1	Semiconductors & Semiconductor Equipment
W.W. Grainger, Inc.	2.1	Trading Companies & Distributors
Equinix, Inc.	2.0	Internet Software & Services
First Republic Bank	2.0	Commercial Banks
Sensata Technologies Holding NV	2.0	Electrical Equipment
LinkedIn Corp. Class A	1.9	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the Russell Midcap Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Growth Opportunities Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	22.57%	17.42%	10.89%	11.78%
Including sales charges	15.83%	16.10%	10.27%	11.37%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	21.66%	16.54%	10.23%	11.39%
Including contingent deferred sales charges	16.18%	16.26%	10.23%	11.39%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	21.67%	16.54%	10.07%	10.95%
Including contingent deferred sales charges	20.58%	16.54%	10.07%	10.95%

Institutional Class (Commenced May 24, 1999)	23.04%	17.89%	11.33%	12.22%

Service Class (Commenced May 24, 1999)	22.42%	17.30%	10.79%	11.66%

Class IR (Commenced November 30, 2007)	22.87%	17.72%	N/A	9.86%

Class R (Commenced November 30, 2007)	22.25%	17.13%	N/A	9.32%

PORTFOLIO RESULTS

Goldman Sachs Small/Mid Cap Growth Fund

Portfolio Composition

The Fund invests primarily in small and medium-sized growth companies with a market capitalization between $200 million and $10 billion. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Small/Mid Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 17.97%, 17.10%, 17.11%, 18.39%, 17.83%, 18.22% and 17.63%, respectively. These returns compare to the 20.25% average annual total return of the Fund’s benchmark, the Russell 2500® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection as a whole detracted from the Fund’s results. Sector allocation overall also detracted from its performance relative to the Russell Index during the Reporting Period, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care, industrials and energy detracted from the Fund’s relative results most during the Reporting Period. Effective stock selection in the financials and consumer discretionary sectors helped the Fund’s performance most relative to the Russell Index. Having an overweighted exposure relative to the Russell Index in the strongly performing telecommunication services sector also added value.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in global clothing manufacturer PVH, tile manufacturer Tile Shop Holdings and hardwood flooring retailer Lumber Liquidators.

PVH detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Shares of Tile Shop Holdings declined dramatically in November 2013 following allegations of fraud at the company. The allegations were that Tile Shop Holdings had been acquiring material amounts of product from a Chinese supplier owned and operated by the brother-in-law of the company’s chief executive officer. This relationship had not been disclosed, and Tile Shop Holdings had allegedly been using this business arrangement to manipulate earnings. At the end of the Reporting Period, we still believed the

PORTFOLIO RESULTS

company’s fundamentals were strong and the stock reaction was likely exaggerated, but we decided to sell the Fund’s position as this news called the company’s management into question.

Lumber Liquidators reported weaker than expected first quarter 2014 results as severe winter weather impacted its sales. In addition, weaker than expected home sales data, along with competitor improvements, weighed on its shares. However, at the end of the Reporting Period, we continued to expect improved margins for the company from store productivity improvement, supply chain initiatives and distribution network expansion. In our view, Lumber Liquidators has a strong management team with an impressive track record while formerly serving at Home Depot. We believe this hardwood flooring retailer could deliver significant earnings growth over the next several years and was, at the end of the Reporting Period, trading at what we considered to be an attractive valuation.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oil and gas exploration and production company Whiting Petroleum, branded performance apparel and accessories company Under Armour and wireless tower company SBA Communications.

Shares of Whiting Petroleum rose ahead of the company’s first quarter 2014 earnings announcement, which came in above consensus estimates. The company benefited from strong production growth in the Niobara and Bakken basins, which was particularly encouraging given the market’s concerns around the impact of the harsh winter weather. In addition, the company reiterated its full year production guidance. At the end of the Reporting Period, we believed Whiting Petroleum was well positioned for long-term growth, as it continues to streamline its exposure to lower return assets and redeploy capital to strengthen its position in what it considers to be more attractive locations. Whiting Petroleum is also implementing new completion techniques that have been yielding better production results. In our view, the stock was attractively valued at the end of the Reporting Period given what we view to be the company’s long-term growth potential and strategic execution.

Under Armour contributed to the Fund’s performance during the Reporting Period, as the company reported strong fiscal fourth quarter results that showed a reacceleration in the company’s top line, i.e. revenues. Its management also gave a bullish outlook for revenue growth in 2014. While the company was at the center of a controversy related to the U.S. speed-skating team’s lackluster performance at the Olympics, we were encouraged to see company management reaffirm its belief in the quality of Under Armour’s products and the strength of the brand by agreeing to sponsor the team through 2022. Further, the company announced it had launched in Brazil. At the end of the Reporting Period, we continued to believe in the quality of Under Armour’s company and the strength of its brand and felt the company still had room to expand in North America and had an even longer runway for growth globally.

SBA Communications was a top contributor to the Fund’s results during the Reporting Period. While there were no company-specific events that drove the performance, stocks that were cash flow and income-oriented performed well as interest rates on U.S. Treasuries declined. SBA Communications continues to be one of our highest conviction ideas given the growth profile of the business. Revenue growth slightly outpaced the industry average during the Reporting Period, and gross profit margins remained healthy, further supported by the predictability and sustainability of the company’s long-term leases with wireless carriers and new site activity in an industry with high barriers to entry. In addition, secular growth remained a tailwind for SBA Communications, as data usage and the corresponding demand on networks increased, and wireless carriers make additional investments to build out their fourth generation long-term evolution (“LTE”) networks to improve coverage.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Navient. On May 1, 2014, Navient spun off from student loan provider SLM, more commonly known as Sallie Mae, to become a stand-alone loan processing servicing company targeting the U.S. Department of Education, Internal Revenue Service and other government entities as clients. We viewed the split from Sallie Mae as an attractive investment opportunity given what we perceived to be the quality and growth profile of Navient’s processing business. We believe Navient is well run with an excellent management team. At the time of purchase, its stock was trading at a significant discount to intrinsic value, making it an attractive investment in our view.

PORTFOLIO RESULTS

We established a Fund position in ServiceNow, a software-as-a-service (“SaaS”) provider of information technology service management software. Its services include a suite of applications built on a proprietary platform that automates workflow and integrates related business processes. We believe ServiceNow is a disruptive share gainer in the sizable information technology operations management software industry (A disruptive company is a company that helps create a new market and/or value network, and eventually disrupts an existing market and/or value network, displacing an earlier technology. The term is used in business and technology to describe innovations that improve a product or service in ways that the market does not expect, typically first by designing for a different set of consumers in a new market and later by lowering prices in the existing market.). The company recently introduced and has had early success in a number of software modules, which we believe could become a greater portion of revenues as these modules penetrate the existing customer base. In addition, only 14% of the Global 2000 organizations used ServiceNow’s applications at the time of purchase, indicating to us that there is a significant opportunity to expand its customer base. At the time of purchase, we believe the company’s stock was attractively valued relative to its peers especially given its higher growth rate and the disruptive and broad nature of ServiceNow’s solutions.

Conversely, we sold the Fund’s position in MSCI, an investment indices and risk/return analytics producer, during the Reporting Period. While we still like the name and view it as a quality company, staying true to our valuation discipline, we decided to reallocate the capital into a higher conviction idea.

We exited the Fund’s position in footwear and accessories designer Deckers Outdoor during the Reporting Period. The company had been a strong performer for the Fund, and so we decided to take profits and reinvest the proceeds in other high conviction opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, industrials and consumer staples increased and its allocations to information technology, energy and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary, consumer staples, telecommunication services, financials, health care and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in information technology, materials and industrials. The Fund had no position at all in utilities on August 31, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On June 30, 2014, Jeffrey Rabinowitz, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Jeff shared portfolio management responsibility for the mid cap and small/mid cap strategies with Steve Barry and Craig Glassner. Steve Barry, as the architect of the mid cap growth and small/ mid cap growth strategies, has consistently managed these strategies since their respective inception dates in 1999 and 2005. Ashley Woodruff has joined Steve Barry and Craig Glassner in managing our mid cap growth strategies. Ashley is a consumer sector portfolio manager and holds primary research responsibility for the consumer sector. Ashley joined the Growth Equity Investment Team in 2013 as a managing director and has 13 years of investment experience. Dan Zimmerman has joined Steve Barry and Craig Glassner in managing our small/mid cap growth strategies. Dan is a financials sector portfolio manager and holds primary research responsibility for the financial services and agricultural industries. Dan has been with the team since 2008 and has 12 years of investment experience. Jeff’s research responsibilities for the telecommunication services and semiconductor industries were absorbed by the existing three-person technology research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 29 years of investment experience and has been with the team since 1999. The Growth Equity Investment Team consists of 15 investment professionals and three risk professionals, with the senior leaders of the team averaging more than 16 years of investment experience. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

FUND BASICS

Small/Mid Cap Growth Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 2500 Growth Index[2]
Class A	17.97%	20.25%
Class B	17.10	20.25
Class C	17.11	20.25
Institutional	18.39	20.25
Service	17.83	20.25
Class IR	18.22	20.25
Class R	17.63	20.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the US equity universe. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small- to mid-cap growth manager’s opportunity set. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Since Inception	Inception Date
Class A	17.59%	19.44%	10.94%	6/30/05
Class B	18.25	19.66	10.85	6/30/05
Class C	22.48	19.88	10.76	6/30/05
Institutional	24.94	21.27	12.04	6/30/05
Service	24.32	20.64	11.48	6/30/05
Class IR	24.74	21.09	10.81	11/30/07
Class R	24.12	20.47	10.26	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.49%
Class B	2.09	2.24
Class C	2.09	2.24
Institutional	0.94	1.09
Service	1.44	1.59
Class IR	1.09	1.24
Class R	1.59	1.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
First Republic Bank	2.0%	Commercial Banks
SBA Communications Corp. Class A	1.9	Wireless Telecommunication Services
Sensata Technologies Holding NV	1.9	Electrical Equipment
The Hain Celestial Group, Inc.	1.9	Food Products
Dril-Quip, Inc.	1.9	Energy Equipment & Services
Graco, Inc.	1.9	Machinery
Healthcare Services Group, Inc.	1.8	Commercial Services & Supplies
Kate Spade & Co.	1.8	Textiles, Apparel & Luxury Goods
CBRE Group, Inc. Class A	1.7	Real Estate Management & Development
Whiting Petroleum Corp.	1.7	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on June 30, 2005 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2500 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small/Mid Cap Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2005 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Since Inception
Class A (Commenced June 30, 2005)
Excluding sales charges	17.97%	18.33%	11.30%
Including sales charges	11.50%	17.00%	10.62%

Class B (Commenced June 30, 2005)
Excluding contingent deferred sales charges	17.10%	17.46%	10.53%
Including contingent deferred sales charges	11.82%	17.21%	10.53%

Class C (Commenced June 30, 2005)
Excluding contingent deferred sales charges	17.11%	17.45%	10.43%
Including contingent deferred sales charges	16.05%	17.45%	10.43%

Institutional Class (Commenced June 30, 2005)	18.39%	18.80%	11.70%

Service Class (Commenced June 30, 2005)	17.83%	18.22%	11.14%

Class IR (Commenced November 30, 2007)	18.22%	18.62%	10.38%

Class R (Commenced November 30, 2007)	17.63%	18.03%	9.83%

PORTFOLIO RESULTS

Goldman Sachs Strategic Growth Fund

Portfolio Composition

The Fund invests primarily in U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team has focused on several key investment criteria that it believes can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Team strives to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 26.74%, 25.89%, 25.83%, 27.32%, 26.55%, 27.03% and 26.49%, respectively. These returns compare to the 26.29% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology and financials sectors helped the Fund’s performance most relative to the Russell Index. Having an underweighted allocation to telecommunication services, which was the weakest sector in the Russell Index during the Reporting Period, also boosted relative results. Challenging stock selection in consumer staples and materials detracted from the Fund’s relative results most during the Reporting Period. Having no exposure to the strongly performing utilities sector also hurt.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty coffee and coffeemakers company Keurig Green Mountain, wireless communications and broadcast tower owner and operator American Tower and quick serve Mexican restaurant owner and operator Chipotle Mexican Grill.

Shares of Keurig Green Mountain gained after the announcement that Coca-Cola would purchase a 10% stake in the company, while additionally entering into a 10-year agreement to explore producing Coca-Cola products for use with its Keurig Cold beverage system. The company also benefited from recent exposure to Starbucks, Dunkin Donuts, Folgers and Costco brands. Further, shareholders approved the company’s official name change from Green Mountain Coffee Roasters to Keurig Green Mountain, recognizing the value Keurig has brought to the overall franchise and creating a powerful corporate identity. Overall, at the end of the Reporting Period, we believed Keurig Green Mountain continues to be well positioned with a solid long-term growth profile, competitive margins, improving returns on invested capital and a strategically focused management team.

American Tower was a top contributor to the Fund’s relative performance during the Reporting Period. Its stock has been a solid performer, especially following the company’s strong second calendar quarter results that were better than expected. The company also raised its full year outlook. At the end of the Reporting Period, we remained positive on the growth profile of American Tower, which, in our view, has strong and predictable organic growth potential from its

PORTFOLIO RESULTS

long-term leases with wireless carriers and new site activity. We believe the company continues to execute well and should continue to benefit as wireless carriers build out their fourth generation long-term evolution (“LTE”) networks. In our view, American Tower has the potential to deliver solid growth over the long term as it benefits from secular trends in mobility and because it operates in an industry with high barriers to entry.

Chipotle Mexican Grill had mixed results during much of the Reporting Period, but its shares were strong later in the Reporting Period. For example, its shares gained in July 2014 following impressive second calendar quarter earnings results that demonstrated the fundamental strength of its business. The company posted exceptional same-store sales growth, driven by strong traffic, increased throughput, higher prices and a favorable product mix (Throughput is defined as the amount of material or items passing through a system or process.). At the end of the Reporting Period, we believed Chipotle Mexican Grill was a high quality growth franchise with a strong business model, effective management and good brand recognition. In our view, the company is well positioned to deliver solid long-term growth by increasing same-store sales and expanding domestic and international store count.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in natural food supermarket owner and operator Whole Foods Market, global clothing manufacturer PVH and wholesale club retailer Costco Wholesale.

Shares of Whole Foods Market declined after the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five year earnings outlook, which was below market expectations. Despite the lackluster results, we continued to believe at the end of the Reporting Period that Whole Foods Market is a high quality company, well positioned to be a strong performer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad winter weather roll off as we anticipate. We also continued to believe at the end of the Reporting Period that the company’s stock was attractively valued for a company with strong market share and an opportunity to generate above average growth relative to its peers. (Sales cannibalization is defined as intra-organizational sales diversion.)

PVH detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Costco Wholesale detracted from the Fund’s results, as the company reported disappointing fiscal first quarter and second quarter earnings results. However, at the end of the Reporting Period, we continued to like the company for several reasons. In our view, Costco has a business model that creates higher barriers to entry than other retail franchises. Also, the annual membership fee charged by the company generates high margin, recurring revenue while incentivizing members to shop at its stores. Its membership renewal rates have remained high, even when fees were raised. We believe this shows that customers enjoy the shopping experience and value Costco Wholesale’s offering of bulk goods at attractive prices. We also believe Costco Wholesale’s ability to drive customer traffic, increase membership renewal rates and grow international exposure should drive earnings growth. At the end of the Reporting Period, we remained positive on Costco Wholesale and believed the stock was trading at an attractive valuation for a high quality growth franchise.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in EMC, a leading information storage technologies company. The company reported solid results for the second quarter of 2014, with its shares gaining in response to strength in VMWare’s shares, in which EMC has 80% ownership. Additionally, its shares increased following the announcement that activist investor Elliott Management had taken a large position in EMC and intends to push for a break-up of the company. We believe investors are beginning to appreciate the potential growth drivers for the company. In our view, EMC is a market leader in storage hardware and has the opportunity to continue to take share in a relatively fragmented market. In addition, we believe the company is well positioned to take advantage of future technological changes as its forward-looking management team has a history of embracing and driving change.

We established a Fund position in Google during the Reporting Period. Google continues to be the dominant Internet search engine, and we believe the company is well positioned to benefit from the shift in advertising dollars online to mobile. In addition, the company continues to invest in new product initiatives outside of its core search business, which could, in our view, offer future growth opportunities. We believe Google’s stock was trading at the time of purchase at a reasonable valuation for a high quality growth franchise.

Conversely, we exited the Fund’s position in electronic payment company MasterCard during the Reporting Period. The stock performed well in 2013, and, in our view, was subsequently valued at a premium based on relatively high forward expectations. We also believe consensus estimates did not account for any adverse regulatory changes that could occur in an electronic payments industry that is rapidly changing. Therefore, we decided to reallocate capital into what we considered to be more attractive risk/reward opportunities.

We sold the Fund’s position in worldwide package and freight delivery company FedEx. While we continue to believe in the strength of FedEx’s franchise, its stock has historically been a strong performer since we initiated the Fund position. Therefore, we took the opportunity to take profits and reallocate the capital into companies that we considered to have more attractive risk/reward profiles.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples and materials increased and its allocations to information technology, industrials and telecommunication services decreased relative to the Russell Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and financials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials, energy, materials and health care. The Fund was rather neutrally weighted to the Russell Index in information technology and consumer staples and had no positions at all in utilities and telecommunication services on August 31, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On June 30, 2014, Jeffrey Rabinowitz, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Jeff’s research responsibilities for the telecommunication services and semiconductor industries were absorbed by the existing three-person technology research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 29 years of investment experience and has been with the team since 1999. The Growth Equity Investment Team consists of 15 investment professionals and three risk professionals, with the senior leaders of the team averaging more than 16 years of investment experience. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

FUND BASICS

Strategic Growth Fund

as of August 31, 2014

PERFORMANCE REVIEW
September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	26.74%	26.29%
Class B	25.89	26.29
Class C	25.83	26.29
Institutional	27.32	26.29
Service	26.55	26.29
Class IR	27.03	26.29
Class R	26.49	26.29

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	19.93%	14.84%	6.17%	2.90%	5/24/99
Class B	20.07	15.00	6.11	2.88	5/24/99
Class C	24.83	15.29	5.98	2.53	5/24/99
Institutional	27.42	16.64	7.20	3.70	5/24/99
Service	26.67	16.06	6.74	3.28	5/24/99
Class IR	27.12	16.43	N/A	17.42	01/06/09
Class R	26.60	15.93	N/A	16.93	01/06/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.54%
Class B	1.90	2.29
Class C	1.90	2.29
Institutional	0.75	1.14
Service	1.25	1.64
Class IR	0.90	1.29
Class R	1.34	1.73

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	5.5%	Computers & Peripherals
American Tower Corp.	2.8	Real Estate Investment Trusts
Amazon.com, Inc.	2.5	Internet & Catalog Retail
Costco Wholesale Corp.	2.3	Food & Staples Retailing
Oracle Corp.	2.2	Software
Google, Inc. Class A	2.1	Internet Software & Services
EMC Corp.	2.1	Computers & Peripherals
Google, Inc. Class C	2.0	Internet Software & Services
Equinix, Inc.	2.0	Internet Software & Services
Honeywell International, Inc.	2.0	Aerospace & Defense

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1999)
Excluding sales charges	26.74%	15.65%	7.74%	3.54%
Including sales charges	19.73%	14.35%	7.13%	3.16%

Class B (Commenced May 24, 1999)
Excluding contingent deferred sales charges	25.89%	14.81%	7.09%	3.14%
Including contingent deferred sales charges	20.02%	14.52%	7.09%	3.14%

Class C (Commenced May 24, 1999)
Excluding contingent deferred sales charges	25.83%	14.82%	6.93%	2.79%
Including contingent deferred sales charges	24.66%	14.82%	6.93%	2.79%

Institutional Class (Commenced May 24, 1999)	27.32%	16.13%	8.17%	3.96%

Service Class (Commenced May 24, 1999)	26.55%	15.60%	7.70%	3.54%

Class IR (Commenced January 6, 2009)	27.03%	15.95%	N/A	17.79%

Class R (Commenced January 6, 2009)	26.49%	15.44%	N/A	17.30%

PORTFOLIO RESULTS

Goldman Sachs Technology Tollkeeper Fund

Portfolio Composition

The Fund invests primarily in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). The Goldman Sachs Growth Equity Investment Team believes Technology Tollkeeper connotes a promising growth business. Like a toll collector for a highway or bridge, Technology Tollkeeper companies may grow revenue by increasing “traffic,” or customers and sales, and raising “tolls,” or prices, and margins. The Team believes that the characteristics of recurring revenue or the ability to generate free cash flow should enable them to consistently grow their business.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team discusses the Goldman Sachs Technology Tollkeeper Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 26.55%, 25.61%, 25.54%, 27.03%, 26.49% and 26.83%, respectively. These returns compare to the 29.15% average annual total return of the Fund’s benchmark, the NASDAQ Composite Index (the “NASDAQ Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection as a whole detracted from the Fund’s results. Sector allocation overall also detracted from its performance relative to the NASDAQ Index during the Reporting Period, albeit much more modestly.

Q	Which equity market sectors most significantly affected Fund performance?

A	As both the Fund and the NASDAQ Index have the majority of their respective assets allocated to the information technology sector and our Team’s focus is on picking stocks that fit our definition of a Technology Tollkeeper company, broad equity market sector performance generally does not have a meaningful impact on relative performance. That said, detracting most from the Fund’s relative results was weak stock selection in the information technology sector and having no positions in the health care and utilities sectors, each of which significantly outpaced the NASDAQ Index during the Reporting Period. Having an underweighted position in consumer discretionary, which significantly lagged the NASDAQ Index during the Reporting Period, and effective stock selection in financials and telecommunication services boosted the Fund’s relative results most.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in data and information management software applications provider CommVault Systems, cloud-based enterprise resource planning (“ERP”) software provider NetSuite and communications access systems and software provider Calix.

Shares of CommVault Systems declined after the company announced weaker than expected fourth quarter 2013 and fiscal year 2013 financial results. Its management cited a drop in license revenue growth and an increase in operating expenses as drivers of the lackluster performance. We decided to sell the Fund’s position in CommVault Systems in favor of higher conviction ideas.

A position in NetSuite detracted from the Fund’s relative results during the Reporting Period. Driven by concerns about NetSuite’s growth potential, shares declined when the company’s earnings outlook was softer than expected. At the end of the Reporting Period, we continued to have conviction in NetSuite and believed the company’s fundamentals were sound. NetSuite’s subscription services provide small and medium-sized businesses globally with an integrated solution for running the core functions of a business without maintaining expensive and complex hardware and software. We believe NetSuite is well positioned to capitalize on the accelerating move to cloud-based information services and

PORTFOLIO RESULTS

that its valuation at the end of the Reporting Period presented an attractive risk/reward opportunity.

Calix detracted from the Fund’s relative returns after the company announced lower than expected earnings for the third quarter of 2013. However, we believe the company remains well positioned to bounce back and, at the end of the Reporting Period, was trading at an appropriate valuation. We continue to hold a position in the name as we see upside potential.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the NASDAQ Index from positions in leading personal computer and related personal computing and mobile communication device manufacturer Apple, social networking website operator Facebook and leading Internet search and technology company Google.

Shares of Apple contributed positively to the Fund’s results during the Reporting Period driven by increased optimism surrounding the launch of the iPhone 6 and the potential for other new product categories and services announcements. In addition to the larger screen iPhone 6, we believe incremental growth opportunities could develop through new product launches later in 2014, including wearable devices and services that monetize Apple’s loyal user base. At the end of the Reporting Period, we remained positive on Apple, as we believe it is a high quality company with several upcoming catalysts that could potentially accelerate its growth. In our view, the company has a strong balance sheet and free cash flow generation, and we believe its shares, at the end of the Reporting Period, were trading at what we considered to be an attractive valuation.

Facebook was a top contributor to Fund performance, as the company announced second quarter 2014 earnings and revenues that exceeded expectations. Facebook’s good results were due largely to strong mobile advertising revenue, as advertiser demand has been catching up to mobile usage and driving solid growth. Facebook also announced it is exploring options for mobile payment products. We believe the company is well positioned to continue to grow in the mobile advertising space as usage shifts from desktop to mobile. Overall, we remain positive on the company and believe the stock was trading, at the end of the Reporting Period, at a reasonable valuation, supported by its industry leading position and considerable opportunity to monetize its extensive user base.

Shares of Google rose following the company’s solid fourth quarter 2013 earnings announcement, as the company continued to generate impressive growth in its core search business. Additional news incremental to the stock’s performance was the company’s report of its acquisition of Nest Labs, a smart-home technology company that manufactures Wi-Fi-enabled, self-learning, programmable thermostats and smoke detectors. Google also announced it was selling Motorola Mobility to Lenovo. In our view, Google continues to be the dominant Internet search engine, well positioned to benefit from the shift in advertising dollars online and to mobile. In addition, the company continues to invest in new product initiatives outside of its core search business, as illustrated by the Nest Labs acquisition, which could offer future growth opportunities. At the end of the Reporting Period, we remained positive on Google and believed the stock was trading at a reasonable valuation for a high quality growth company.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in professional networking website LinkedIn. We believe LinkedIn is well positioned within its industry and has an open-ended market opportunity, as it continues to disrupt the recruiting industry and monetize its extensive and rapidly growing global user base. While the stock may not appear inexpensive on a number of valuation metrics, we believe it warrants a premium valuation, as the company, in our view, could continue to exceed earnings expectations should it capture additional subscribers and develop its platform as we anticipate.

We established a Fund position in ServiceNow, a software-as-a-service (“SaaS”) provider of information technology service management software. Its services include a suite of applications built on a proprietary platform that automates workflow and integrates related business processes. We believe ServiceNow is a disruptive share gainer in the sizable information technology operations management software industry. (A disruptive company is a company that helps create a new market and/or value network, and eventually disrupts an existing market and/or value network, displacing an earlier technology. The term is used in business and

PORTFOLIO RESULTS

technology to describe innovations that improve a product or service in ways that the market does not expect, typically first by designing for a different set of consumers in a new market and later by lowering prices in the existing market.) The company recently introduced and has had early success in a number of software modules, which we believe could become a greater portion of revenues as these modules penetrate the existing customer base. In addition, only 14% of the Global 2000 organizations used ServiceNow’s applications at the time of purchase, indicating to us that there is a significant opportunity to expand its customer base. At the time of purchase, we believe the company’s stock was attractively valued relative to its peers especially given its higher growth rate and the disruptive and broad nature of ServiceNow’s solutions.

Conversely, we exited the Fund’s position in MICROS Systems, a software provider for the restaurant and hospitality industries. While we believe the company’s fundamentals remain healthy, the stock performed well in 2013, and so we sold out in favor of higher conviction ideas.

We sold the Fund’s position in Juniper Networks, which designs and sells products and services that provide customers with network infrastructure. Shares of Juniper Networks rose following its announcement that Elliot Management, an activist hedge fund, had taken a stake in the company. We decided to take profits given the uncertainty and potential challenges created from an activist getting involved with the business.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to information technology decreased somewhat relative to the NASDAQ Index and its exposure to consumer discretionary increased modestly relative to the NASDAQ Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund’s most significant overweighting relative to the NASDAQ Index continued to be in the information technology sector. The Fund also had an overweighted position relative to the NASDAQ Index, albeit more modest, in telecommunication services. On the same date, the Fund had an underweighted position compared to the NASDAQ Index in consumer discretionary and had a rather neutral exposure relative to the NASDAQ Index in financials. The Fund had no exposure to the utilities, materials, energy, consumer staples, industrials and health care sectors on August 31, 2014.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	On December 27, 2013, Jonathan A. Neitzell, Lawrence Tankel and Michael DeSantis, CFA, were added as portfolio managers of the Fund, joining Steven M. Barry and Jeffrey Rabinowitz, CFA.

On June 30, 2014, Jeffrey Rabinowitz, a managing director and portfolio manager on the Growth Equity Investment Team, left the firm to pursue another opportunity. Jeff shared portfolio management responsibility for the mid cap and small/mid cap strategies with Steve Barry and Craig Glassner. Steve Barry, as the architect of the mid cap growth and small/ mid cap growth strategies, has consistently managed these strategies since their respective inception dates in 1999 and 2005. Ashley Woodruff has joined Steve Barry and Craig Glassner in managing our mid cap growth strategies. Ashley is a consumer sector portfolio manager and holds primary research responsibility for the consumer sector. Ashley joined the Growth Equity Investment Team in 2013 as a managing director and has 13 years of investment experience. Dan Zimmerman has joined Steve Barry and Craig Glassner in managing our small/mid cap growth strategies. Dan is a financials sector portfolio manager and holds primary research responsibility for the financial services and agricultural industries. Dan has been with the team since 2008 and has 12 years of investment experience. Jeff’s research responsibilities for the telecommunication services and semiconductor industries were absorbed by the existing three-person technology research team. The Growth Equity Investment Team continues to be led by Steve Barry, Chief Investment Officer and Head of Fundamental Equity. Steve has 29 years of investment experience and has been with the team since 1999. The Growth Equity Investment Team consists of 15 investment professionals and three risk professionals, with the senior leaders of the team averaging more than 16 years of investment experience. Our investment philosophy remains unchanged. We seek to buy high quality growth businesses at attractive valuations and drive investment performance through stock selection.

FUND BASICS

Technology Tollkeeper Fund

as of August 31, 2014

PERFORMANCE REVIEW

September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	NASDAQ Composite Index[2]
Class A	26.55%	29.15%
Class B	25.61	29.15
Class C	25.54	29.15
Institutional	27.03	29.15
Service	26.49	29.15
Class IR	26.83	29.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	22.38%	15.36%	9.47%	3.95%	10/1/99
Class B	23.37	15.57	9.42	3.91	10/1/99
Class C	27.43	15.79	9.26	3.55	10/1/99
Institutional	29.96	17.16	10.53	4.77	10/1/99
Service	29.30	16.58	9.98	4.26	10/1/99
Class IR	29.76	N/A	N/A	13.01	9/30/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares automatically convert to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.50%	1.55%
Class B	2.25	2.30
Class C	2.25	2.30
Institutional	1.10	1.15
Service	1.60	1.65
Class IR	1.25	1.30

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]

Holding	% of Net Assets	Line of Business
Apple, Inc.	9.2%	Computers & Peripherals
QUALCOMM, Inc.	5.6	Communications Equipment
EMC Corp.	4.5	Computers & Peripherals
LinkedIn Corp. Class A	4.1	Internet Software & Services
Amazon.com, Inc.	4.1	Internet & Catalog Retail
SBA Communications Corp. Class A	4.0	Wireless Telecommunication Services
American Tower Corp.	4.0	Real Estate Investment Trusts
Oracle Corp.	3.8	Software
The Priceline Group, Inc.	3.6	Internet & Catalog Retail
ServiceNow, Inc.	3.5	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUNDSM

Performance Summary

August 31, 2014

The following graph shows the value as of August 31, 2014, of a $10,000 investment made on September 1, 2004 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the NASDAQ Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Technology Tollkeeper Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 1, 2004 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 1, 1999)
Excluding sales charges	26.55%	16.04%	11.15%	4.58%
Including sales charges	19.62%	14.74%	10.52%	4.19%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	25.61%	15.16%	10.47%	4.15%
Including contingent deferred sales charges	20.53%	14.93%	10.47%	4.15%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	25.54%	15.18%	10.32%	3.79%
Including contingent deferred sales charges	24.52%	15.18%	10.32%	3.79%

Institutional Class (Commenced October 1, 1999)	27.03%	16.49%	11.59%	5.01%

Service Class (Commenced October 1, 1999)	26.49%	15.93%	11.04%	4.51%

Class IR (Commenced September 30, 2010)	26.83%	N/A	N/A	13.63%

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Fund

Portfolio Composition

The Fund invests primarily in large-capitalization U.S. equity investments. Since the Fund’s inception, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team have focused on several key investment criteria that they believe can drive a company’s growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Teams strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Investment Team and the Goldman Sachs Fundamental Equity Value Investment Team discuss the Goldman Sachs U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended August 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 23.41%, 22.44%, 23.92%, 23.71% and 23.06%, respectively. These returns compare to the 25.25% average annual total return of the Fund’s benchmark, the Standard & Poor’s 500® Index (the “S&P 500 Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated double-digit absolute gains, but stock selection as a whole detracted from the Fund’s results relative to the S&P 500 Index during the Reporting Period. Having a position in cash during a U.S. equity market rally also detracted.

Q	Which equity market sectors most significantly affected Fund performance?

A	Challenging stock selection in health care, consumer staples and materials detracted from the Fund’s relative results most during the Reporting Period. Effective stock selection in the telecommunication services, industrials and energy sectors helped the Fund’s performance most relative to the S&P 500 Index.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its benchmark index were positions in oncology-focused pharmaceuticals company ARIAD Pharmaceuticals, natural food supermarket owner and operator Whole Foods Market and global clothing manufacturer PVH.

ARIAD	Pharmaceuticals, a biopharmaceutical company focused on the discovery, development and commercialization of small-molecule drugs for the treatment of cancer, was a top detractor from performance. The company has developed two drug assets, one approved for chronic myeloid leukemia (“CML”) and the other a lung cancer drug still in development. During the fourth quarter of 2013, ARIAD Pharmaceutical’s stock declined after the Food & Drug Administration (“FDA”) placed a partial clinical hold on enrollment in all trials of Iclusig, the company’s approved CML drug, due to the risk of blood clots among participants. Subsequently, the company halted the phase 3 trial and active marketing of Iclusig. Given the unexpected material setback, we exited the Fund’s position in favor of other opportunities with what we considered to be more attractive risk/return profiles.

Shares

of Whole Foods Market declined after the company reported worse than expected fiscal second quarter results. The company also lowered its full year 2014 outlook and introduced its five year earnings outlook, which was below market expectations. Despite the lackluster results, we continued to believe at the end of the Reporting Period that Whole Foods Market is a high quality company, well positioned to be a strong performer over the long term. In our view, its sales have the potential to accelerate should price reductions over the last few quarters pay off, should new store cannibalization decline and should results from bad

PORTFOLIO RESULTS

winter weather roll off as we anticipate. We also continued to believe at the end of the Reporting Period that the company’s stock was attractively valued for a company with strong market share and an opportunity to generate above average growth relative to its peers. (Sales cannibalization is defined as intra-organizational sales diversion.)

PVH	detracted from the Fund’s results, as its shares declined alongside most retail stocks. The winter months of 2013-14 were particularly weak for the retail sector driven by a variety of issues, such as the extreme weather experienced in the U.S. The company provided softer than expected earnings guidance for 2014, which we believe was conservative. As such, at the end of the Reporting Period, we believed PVH could exceed expectations. We believed the weakness experienced to date in 2014 is transient in nature and is an industry-wide issue as opposed to specific to PVH. Indeed, at the end of the Reporting Period, we believed PVH remained one of the best positioned names in the industry, given we expect it to reap benefits from its Warnaco Group acquisition. In addition, we believe that should PVH’s higher margin brands, like Tommy Hilfiger and Calvin Klein, grow faster than PVH’s Heritage business, as we anticipate, the company’s operating profit growth may accelerate meaningfully.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the S&P 500 Index from positions in oil and gas exploration and production company Devon Energy, aerospace and defense company Boeing and premium spirits company Beam Suntory (formerly Beam).

Shares	of Devon Energy gained during the Reporting Period, as the company demonstrated its commitment to enhance shareholder value through a number of company actions. These actions included the divestitures of non-core U.S. oil and gas properties, monetization of midstream assets through a Master Limited Partnership (“MLP”) structure, and acquisitions of attractive acreage in the Eagle Ford basin. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) At the end of the Reporting Period, we continued to believe the value of Devon Energy’s large North American asset base was not fully recognized at its then-current market price, and we were positive on a number of actions the company had taken to unlock shareholder value. In addition, we believed Devon Energy maintained a strong balance sheet, which, along with its joint venture partnerships, could help expedite the development of its oil properties going forward.

Strength	in Boeing’s commercial and defense businesses drove positive results during the Reporting Period, supported by a sizable backlog of orders and a strong balance sheet. In our view, Boeing appeared to be on track to materially increase its free cash flow generation should commercial aircraft delivery rates increase as we anticipate. Also, at the end of the Reporting Period, we continued to see upside potential in Boeing’s stock despite its strong performance during the Reporting Period. Consistent with our view that as the 787 development program winds down, the company may return capital to shareholders, Boeing announced in December 2013 a large increase to its dividend and raised its total share repurchase authorization to nearly $11 billion over the next two to three years.

Shares	of Beam gained as a leading Japanese whiskey company, Suntory Holdings, announced it had reached an agreement to purchase Beam. Prior to the announced acquisition, we believed Beam was a high quality growth business given it was operating in a fragmented industry with improving secular tailwinds, high barriers to entry, attractive margins and returns on invested capital. We viewed the deal as recognition that our investment thesis had played out and thus exited the position by the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We initiated a Fund position in Mylan, a U.S.-based pharmaceutical company that develops, manufactures and distributes generic and specialty pharmaceuticals globally. We believe Mylan is a high quality company that operates in segments of the generics market with high barriers to entry. We further believe the company’s management team are solid operators. In our view, the company has above average profitability and underappreciated growth potential. We expect Mylan to deliver better than expected revenue growth over the next couple of years with continued margin expansion. Ultimately, the catalyst for us to initiate a Fund

PORTFOLIO RESULTS

position was that we believe the market was significantly undervaluing the growth potential of Mylan, and we believe consensus estimates are too low. In short, we believed shares of Mylan presented a compelling risk/reward opportunity at the time of purchase.

We	established a Fund position in media content provider Twenty-First Century Fox. We believe the company is a dominant brand in the industry with assets spanning six continents. The company also, in our view, has an attractive business model, as it receives recurring revenues through affiliate fees, which provides visibility into the company’s future earnings. We believe Twenty-First Century Fox is well positioned for growth, as pay television subscription trends appear to be improving in the U.S., with some additional benefit from the housing recovery. In addition, the company has what we consider to be an attractive long-term international opportunity should pay television penetration increase as we anticipate. In our view, the company’s management is embarking on an impressive plan to return cash to shareholders, and we believe the company has a robust balance sheet with significant incremental capacity to continue such shareholder friendly initiatives going forward.

Conversely,	we eliminated the Fund’s position in wireless tower company SBA Communications. While we believe the fundamentals of the tower industry remain robust and support strong secular growth, the company’s stock had performed well. Therefore, we decided to take profits and reallocate the proceeds to higher conviction companies.

We	exited the Fund’s position in oilfield services company Schlumberger. We continue to believe in the strength of Schlumberger’s business and believe it is well positioned. However, concerns regarding international spending caused us to sell its stock and reallocate capital into other stocks with what we considered to be more favorable risk/reward opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, consumer discretionary, financials, consumer staples and utilities increased and its allocations to energy, information technology and telecommunication services decreased compared to the S&P 500 Index.

Q	How was the Fund positioned relative to its benchmark index at the end of August 2014?

A	At the end of August 2014, the Fund had overweighted positions relative to the S&P 500 Index in consumer discretionary and financials. On the same date, the Fund had underweighted positions compared to the S&P 500 Index in materials, energy, telecommunication services, utilities and consumer staples and was rather neutrally weighted to the S&P 500 Index in health care, industrials and information technology.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

FUND BASICS

U.S. Equity Fund

as of August 31, 2014

PERFORMANCE REVIEW

September 1, 2013–August 31, 2014	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	23.41%	25.25%
Class C	22.44	25.25
Institutional	23.92	25.25
Class IR	23.71	25.25
Class R	23.06	25.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/14	One Year	Since Inception	Inception Date
Class A	17.33%	12.58%	11/30/09
Class C	22.20	13.12	11/30/09
Institutional	24.67	14.43	11/30/09
Class IR	24.44	14.25	11/30/09
Class R	23.78	13.69	11/30/09

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.18%	3.66%
Class C	1.93	4.41
Institutional	0.78	3.24
Class IR	0.93	3.39
Class R	1.43	3.80

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least December 29, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 8/31/14[5]

Holding	% of Net Assets	Line of Business
General Electric Co.	4.0%	Industrial Conglomerates
Microsoft Corp.	3.7	Software
Apple, Inc.	3.5	Computers & Peripherals
Devon Energy Corp.	2.9	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	2.8	Commercial Banks
Bank of America Corp.	2.8	Commercial Banks
The Boeing Co.	2.5	Aerospace & Defense
Exxon Mobil Corp.	2.4	Oil, Gas & Consumable Fuels
EMC Corp.	2.3	Computers & Peripherals
American Tower Corp.	2.2	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of August 31, 2014

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term Investments represents repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY FUND

Performance Summary

August 31, 2014

The following graph shows the value, as of August 31, 2014, of a $10,000 investment made on November 30, 2009 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2009 through August 31, 2014.

Average Annual Total Return through August 31, 2014	One Year	Since Inception
Class A (Commenced November 30, 2009)
Excluding sales charges	23.41%	14.16%
Including sales charges	16.63%	12.81%

Class C (Commenced November 30, 2009)
Excluding contingent deferred sales charges	22.44%	13.28%
Including contingent deferred sales charges	21.34%	13.28%

Institutional Class (Commenced November 30, 2009)	23.92%	14.61%

Class IR (Commenced November 30, 2009)	23.71%	14.42%

Class R (Commenced November 30, 2009)	23.06%	13.87%

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 99.3%
Aerospace & Defense – 4.3%
148,074	Honeywell International, Inc.	$14,101,087
55,441	Precision Castparts Corp.	13,530,931
72,475	The Boeing Co.	9,189,830
38,938	United Technologies Corp.	4,204,525

		41,026,373

Airlines – 0.3%
74,799	Delta Air Lines, Inc.	2,960,544

Auto Components – 0.5%
75,366	BorgWarner, Inc.	4,687,012

Automobiles* – 0.4%
15,604	Tesla Motors, Inc.	4,208,399

Beverages – 2.0%
140,765	Coca-Cola Enterprises, Inc.	6,725,752
287,494	The Coca-Cola Co.	11,994,249

		18,720,001

Biotechnology – 8.0%
128,011	Amgen, Inc.	17,842,173
9,801	Biogen Idec, Inc.*	3,362,135
165,098	Celgene Corp.*	15,687,612
156,259	Cepheid, Inc.*	6,255,048
170,865	Gilead Sciences, Inc.*	18,381,657
27,900	Regeneron Pharmaceuticals, Inc.*	9,779,508
57,446	Vertex Pharmaceuticals, Inc.*	5,375,222

		76,683,355

Building Products* – 0.3%
51,908	Armstrong World Industries, Inc.	2,994,053

Chemicals – 3.9%
58,142	Airgas, Inc.	6,417,714
74,512	Ecolab, Inc.	8,555,468
43,486	International Flavors & Fragrances, Inc.	4,417,743
24,437	PPG Industries, Inc.	5,030,601
57,649	The Sherwin-Williams Co.	12,573,823

		36,995,349

Commercial Banks – 0.7%
85,580	Citigroup, Inc.	4,420,207
38,535	First Republic Bank	1,884,362

		6,304,569

Commercial Services & Supplies – 0.5%
88,385	Waste Connections, Inc.	4,336,168

Communications Equipment – 1.9%
233,239	QUALCOMM, Inc.	17,749,488

Computers & Peripherals – 8.0%
613,427	Apple, Inc.	62,876,268
454,763	EMC Corp.	13,429,151

		76,305,419

Construction & Engineering* – 0.4%
104,238	Quanta Services, Inc.	3,788,009

Common Stocks – (continued)
Consumer Finance – 1.2%
24,281	American Express Co.	$2,174,364
336,489	Navient Corp.	6,036,613
395,369	SLM Corp.	3,502,969

		11,713,946

Containers & Packaging – 0.9%
175,819	Avery Dennison Corp.	8,462,168

Distributors* – 0.5%
173,561	LKQ Corp.	4,929,132

Diversified Financial Services – 1.1%
54,851	Intercontinental Exchange, Inc.	10,366,839

Electrical Equipment* – 0.7%
139,976	Sensata Technologies Holding NV	6,882,620

Electronic Equipment, Instruments & Components – 0.7%
48,061	Amphenol Corp. Class A	4,950,764
30,177	IPG Photonics Corp.*	2,072,556

		7,023,320

Energy Equipment & Services – 3.4%
43,812	Cameron International Corp.*	3,256,546
159,272	Halliburton Co.	10,768,380
148,732	Schlumberger Ltd.	16,306,976
95,937	Weatherford International PLC*	2,272,748

		32,604,650

Food & Staples Retailing – 2.6%
114,612	Costco Wholesale Corp.	13,877,221
270,994	Whole Foods Market, Inc.	10,606,705

		24,483,926

Food Products – 2.5%
70,206	Keurig Green Mountain, Inc.	9,359,864
109,812	McCormick & Co., Inc.	7,652,798
68,339	The Hain Celestial Group, Inc.*	6,721,824

		23,734,486

Health Care Equipment & Supplies – 1.9%
202,358	Abbott Laboratories	8,547,602
125,352	CareFusion Corp.*	5,754,911
7,830	Intuitive Surgical, Inc.*	3,680,178

		17,982,691

Health Care Providers & Services – 1.4%
66,298	McKesson Corp.	12,930,099

Health Care Technology* – 0.6%
107,299	Cerner Corp.	6,186,860

Hotels, Restaurants & Leisure – 5.2%
11,935	Chipotle Mexican Grill, Inc.*	8,099,688
101,737	Las Vegas Sands Corp.	6,766,528
86,148	Norwegian Cruise Line Holdings Ltd.*	2,869,590
126,344	Starbucks Corp.	9,830,826
103,521	Tim Hortons, Inc.	8,327,229
185,774	Yum! Brands, Inc.	13,455,611

		49,349,472

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CAPITAL GROWTH FUND

Schedule of Investments (continued)

August 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Household Durables* – 0.5%
125,838	Toll Brothers, Inc.	$4,478,574

Household Products – 1.9%
103,545	Church & Dwight Co., Inc.	7,065,911
175,881	Colgate-Palmolive Co.	11,384,777

		18,450,688

Industrial Conglomerates – 0.9%
111,490	Danaher Corp.	8,541,249

Internet & Catalog Retail* – 2.6%
44,565	Amazon.com, Inc.	15,109,317
7,693	The Priceline Group, Inc.	9,572,477

		24,681,794

Internet Software & Services* – 8.2%
129,988	eBay, Inc.	7,214,334
60,673	Equinix, Inc.	13,242,489
209,531	Facebook, Inc. Class A	15,677,109
27,789	Google, Inc. Class A	16,183,202
27,789	Google, Inc. Class C	15,884,192
28,869	LinkedIn Corp. Class A	6,517,177
46,101	Rackspace Hosting, Inc.	1,595,095
46,552	Twitter, Inc.	2,315,962

		78,629,560

IT Services – 2.2%
92,998	Cognizant Technology Solutions Corp. Class A*	4,252,799
11,693	Fidelity National Information Services, Inc.	663,578
34,854	Fiserv, Inc.*	2,247,037
21,867	FleetCor Technologies, Inc.*	3,142,069
17,826	International Business Machines Corp.	3,427,940
31,014	MasterCard, Inc. Class A	2,351,171
21,124	Visa, Inc. Class A	4,489,273

		20,573,867

Life Sciences Tools & Services – 0.6%
103,259	Agilent Technologies, Inc.	5,902,284

Machinery – 1.0%
32,167	Caterpillar, Inc.	3,508,455
44,432	Cummins, Inc.	6,447,527

		9,955,982

Media – 5.3%
382,274	Comcast Corp. Class A	20,921,856
97,592	Discovery Communications, Inc. Class A*	4,266,722
97,592	Discovery Communications, Inc. Class C*	4,193,528
102,252	The Walt Disney Co.	9,190,410
328,453	Twenty-First Century Fox, Inc. Class A	11,633,806

		50,206,322

Multiline Retail* – 0.5%
79,935	Dollar General Corp.	5,115,041

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 2.0%
27,180	Anadarko Petroleum Corp.	$3,062,914
10,249	Concho Resources, Inc.*	1,455,768
46,982	EOG Resources, Inc.	5,162,382
62,316	Noble Energy, Inc.	4,495,476
9,610	Pioneer Natural Resources Co.	2,005,127
59,755	Valero Energy Corp.	3,235,136

		19,416,803

Pharmaceuticals – 1.8%
241,663	Mylan, Inc.*	11,744,822
142,851	Roche Holding AG ADR	5,215,490

		16,960,312

Professional Services – 0.3%
57,081	Nielsen Holdings NV	2,682,236

Real Estate Investment Trusts – 1.1%
111,592	American Tower Corp.	11,002,971

Real Estate Management & Development* – 1.0%
300,881	CBRE Group, Inc. Class A	9,561,998

Road & Rail – 1.9%
105,382	Kansas City Southern	12,156,868
262,536	Swift Transportation Co.*	5,560,512

		17,717,380

Semiconductors & Semiconductor Equipment – 1.1%
96,110	Texas Instruments, Inc.	4,630,580
141,238	Xilinx, Inc.	5,967,305

		10,597,885

Software – 4.7%
63,050	Adobe Systems, Inc.*	4,533,295
198,169	Microsoft Corp.	9,002,818
526,234	Oracle Corp.	21,854,498
75,722	Salesforce.com, Inc.*	4,474,413
62,128	ServiceNow, Inc.*	3,797,885
21,376	Tableau Software, Inc. Class A*	1,399,914

		45,062,823

Specialty Retail – 3.3%
109,010	L Brands, Inc.	6,960,289
50,826	Lumber Liquidators Holdings, Inc.*	2,908,264
152,633	The Home Depot, Inc.	14,271,185
76,829	Ulta Salon, Cosmetics & Fragrance, Inc.*	7,476,230

		31,615,968

Textiles, Apparel & Luxury Goods – 3.0%
225,503	Kate Spade & Co.*	7,292,767
145,499	NIKE, Inc. Class B	11,428,946
86,823	PVH Corp.	10,135,717

		28,857,430

Thrifts & Mortgage Finance – 0.6%
270,501	MGIC Investment Corp.*	2,280,324
263,886	Radian Group, Inc.	3,842,180

		6,122,504

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Wireless Telecommunication Services* – 0.9%
76,938	SBA Communications Corp. Class A	$8,485,492

TOTAL COMMON STOCKS
(Cost $679,101,500)		$948,028,111

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.8%
Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$7,800,000	0.060%	09/02/14	$7,800,000
(Cost $7,800,000)

TOTAL INVESTMENTS – 100.1%
(Cost $686,901,500)			$955,828,111

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(919,306)

NET ASSETS – 100.0%			$954,908,805

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 99.2%
Aerospace & Defense – 5.1%
49,590	Honeywell International, Inc.	$4,722,456
18,806	Precision Castparts Corp.	4,589,792

		9,312,248

Biotechnology* – 2.1%
40,169	Celgene Corp.	3,816,858

Chemicals – 1.6%
13,104	The Sherwin-Williams Co.	2,858,113

Communications Equipment – 2.0%
46,532	QUALCOMM, Inc.	3,541,085

Computers & Peripherals – 8.9%
103,802	Apple, Inc.	10,639,705
187,074	EMC Corp.	5,524,295

		16,164,000

Consumer Finance – 2.0%
197,675	Navient Corp.	3,546,290

Diversified Financial Services – 2.3%
21,872	Intercontinental Exchange, Inc.	4,133,808

Electrical Equipment* – 1.6%
59,485	Sensata Technologies Holding NV	2,924,877

Energy Equipment & Services – 2.6%
69,739	Halliburton Co.	4,715,054

Food & Staples Retailing – 6.0%
51,148	Costco Wholesale Corp.	6,193,000
119,920	Whole Foods Market, Inc.	4,693,669

		10,886,669

Food Products – 1.4%
35,318	McCormick & Co., Inc.	2,461,311

Health Care Equipment & Supplies – 2.4%
101,904	Abbott Laboratories	4,304,425

Health Care Providers & Services – 2.6%
24,320	McKesson Corp.	4,743,130

Health Care Technology* – 1.9%
59,898	Cerner Corp.	3,453,719

Hotels, Restaurants & Leisure – 3.9%
4,407	Chipotle Mexican Grill, Inc.*	2,990,811
56,754	Yum! Brands, Inc.	4,110,692

		7,101,503

Household Products – 0.9%
25,334	Colgate-Palmolive Co.	1,639,870

Industrial Conglomerates – 2.2%
52,621	Danaher Corp.	4,031,295

Internet & Catalog Retail* – 3.3%
17,813	Amazon.com, Inc.	6,039,320

Common Stocks – (continued)
Internet Software & Services* – 13.9%
85,512	eBay, Inc.	$4,745,916
29,115	Equinix, Inc.	6,354,640
7,680	Google, Inc. Class A	4,472,525
7,680	Google, Inc. Class C	4,389,888
23,381	LinkedIn Corp. Class A	5,278,260

		25,241,229

IT Services – 2.0%
16,770	Visa, Inc. Class A	3,563,960

Life Sciences Tools & Services – 1.6%
50,320	Agilent Technologies, Inc.	2,876,291

Media – 4.6%
45,959	Discovery Communications, Inc. Class A*	2,009,328
46,107	Discovery Communications, Inc. Class C*	1,981,218
124,070	Twenty-First Century Fox, Inc. Class A	4,394,559

		8,385,105

Oil, Gas & Consumable Fuels – 2.1%
34,380	Anadarko Petroleum Corp.	3,874,282

Pharmaceuticals* – 2.3%
84,193	Mylan, Inc.	4,091,780

Real Estate Investment Trusts – 3.8%
69,616	American Tower Corp.	6,864,138

Real Estate Management & Development* – 2.9%
163,669	CBRE Group, Inc. Class A	5,201,401

Road & Rail – 2.1%
32,895	Kansas City Southern	3,794,767

Semiconductors & Semiconductor Equipment – 1.4%
59,485	Xilinx, Inc.	2,513,241

Software – 2.5%
110,823	Oracle Corp.	4,602,479

Specialty Retail – 2.3%
64,974	L Brands, Inc.	4,148,590

Textiles, Apparel & Luxury Goods – 4.9%
57,151	NIKE, Inc. Class B	4,489,211
37,248	PVH Corp.	4,348,332

		8,837,543

TOTAL COMMON STOCKS
(Cost $137,544,242)		$179,668,381

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.8%
Repurchase Agreement – 0.8%
Joint Repurchase Agreement Account II
$1,500,000	0.060%	09/02/14	$1,500,000
(Cost $1,500,000)

TOTAL INVESTMENTS – 100.0%
(Cost $139,044,242)			$181,168,381

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(55,241)

NET ASSETS – 100.0%			$181,113,140

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value
Common Stocks – 99.2%
Aerospace & Defense – 2.3%
1,720	Honeywell International, Inc.	$163,796
750	Precision Castparts Corp.	183,045

		346,841

Automobiles* – 0.4%
203	Tesla Motors, Inc.	54,749

Beverages – 0.5%
1,524	Coca-Cola Enterprises, Inc.	72,817

Biotechnology* – 5.9%
196	Biogen Idec, Inc.	67,236
2,063	Celgene Corp.	196,026
2,047	Cepheid, Inc.	81,942
3,169	Gilead Sciences, Inc.	340,921
609	Medivation, Inc.	55,577
219	Regeneron Pharmaceuticals, Inc.	76,764
856	Vertex Pharmaceuticals, Inc.	80,096

		898,562

Chemicals – 2.6%
1,387	Airgas, Inc.	153,097
1,295	International Flavors & Fragrances, Inc.	131,559
490	The Sherwin-Williams Co.	106,874

		391,530

Commercial Banks – 1.2%
3,810	First Republic Bank	186,309

Commercial Services & Supplies – 2.3%
4,871	Healthcare Services Group, Inc.	133,125
3,579	Interface, Inc.	60,950
678	Stericycle, Inc.*	80,580
1,625	Waste Connections, Inc.	79,723

		354,378

Communications Equipment – 1.9%
3,812	QUALCOMM, Inc.	290,093

Computers & Peripherals – 6.7%
7,562	Apple, Inc.	775,105
8,277	EMC Corp.	244,420

		1,019,525

Construction & Engineering* – 0.8%
3,187	Quanta Services, Inc.	115,815

Consumer Finance – 1.6%
8,095	Navient Corp.	145,224
10,349	SLM Corp.	91,692

		236,916

Distributors* – 0.6%
3,147	LKQ Corp.	89,375

Diversified Financial Services – 1.0%
779	Intercontinental Exchange, Inc.	147,231

Diversified Telecommunication Services* – 0.5%
1,850	TW telecom, Inc.	75,915

Common Stocks – (continued)
Electrical Equipment – 1.4%
692	Hubbell, Inc. Class B	$83,663
2,571	Sensata Technologies Holding NV*	126,416

		210,079

Electronic Equipment, Instruments & Components – 1.0%
1,477	Amphenol Corp. Class A	152,146

Energy Equipment & Services – 2.8%
1,113	Dril-Quip, Inc.*	112,936
1,070	Halliburton Co.	72,343
1,487	Schlumberger Ltd.	163,035
3,350	Weatherford International PLC*	79,361

		427,675

Food & Staples Retailing – 3.1%
2,220	Costco Wholesale Corp.	268,797
5,063	Whole Foods Market, Inc.	198,166

		466,963

Food Products – 2.8%
728	Keurig Green Mountain, Inc.	97,057
1,165	McCormick & Co., Inc.	81,189
994	The Hain Celestial Group, Inc.*	97,770
1,850	TreeHouse Foods, Inc.*	152,662

		428,678

Health Care Equipment & Supplies – 1.8%
3,253	Abbott Laboratories	137,406
2,846	CareFusion Corp.*	130,660

		268,066

Health Care Providers & Services – 2.0%
1,341	Acadia Healthcare Co., Inc.*	68,672
823	Henry Schein, Inc.*	98,505
503	McKesson Corp.	98,100
1,397	Surgical Care Affiliates, Inc.*	41,575

		306,852

Health Care Technology* – 1.1%
1,418	Cerner Corp.	81,762
3,686	HMS Holdings Corp.	84,262

		166,024

Hotels, Restaurants & Leisure – 4.8%
160	Chipotle Mexican Grill, Inc.*	108,584
2,370	Starbucks Corp.	184,410
2,429	Tim Hortons, Inc.	195,389
2,145	Yum! Brands, Inc.	155,362
2,809	Zoe’s Kitchen, Inc.*	81,938

		725,683

Household Durables* – 1.0%
2,685	M/I Homes, Inc.	61,111
2,431	Toll Brothers, Inc.	86,519

		147,630

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Household Products – 1.5%
1,253	Church & Dwight Co., Inc.	$85,505
2,161	Colgate-Palmolive Co.	139,881

		225,386

Industrial Conglomerates – 0.8%
1,531	Danaher Corp.	117,290

Internet & Catalog Retail* – 2.6%
775	Amazon.com, Inc.	262,756
113	The Priceline Group, Inc.	140,607

		403,363

Internet Software & Services* – 10.1%
3,923	Aerohive Networks, Inc.	31,266
3,983	eBay, Inc.	221,057
1,013	Equinix, Inc.	221,097
2,354	Facebook, Inc. Class A	176,126
560	Google, Inc. Class A	326,122
562	Google, Inc. Class C	321,239
758	LinkedIn Corp. Class A	171,119
873	OPOWER, Inc.	13,654
2,111	Pandora Media, Inc.	57,081

		1,538,761

IT Services – 2.6%
1,062	Fidelity National Information Services, Inc.	60,268
542	FleetCor Technologies, Inc.*	77,880
4,144	InterXion Holding NV*	114,333
704	Visa, Inc. Class A	149,614

		402,095

Life Sciences Tools & Services – 0.8%
2,068	Agilent Technologies, Inc.	118,207

Machinery – 2.2%
1,543	Graco, Inc.	118,595
999	IDEX Corp.	76,863
3,113	Kennametal, Inc.	139,493

		334,951

Media – 2.1%
1,943	Comcast Corp. Class A	106,340
1,186	Discovery Communications, Inc. Class A*	51,852
1,186	Discovery Communications, Inc. Class C*	50,962
3,232	Twenty-First Century Fox, Inc. Class A	114,478

		323,632

Multiline Retail* – 0.9%
2,176	Burlington Stores, Inc.	77,618
837	Dollar General Corp.	53,559

		131,177

Oil, Gas & Consumable Fuels – 2.0%
1,211	Anadarko Petroleum Corp.	136,467
2,428	Parsley Energy, Inc. Class A*	53,222
1,221	Whiting Petroleum Corp.*	113,138

		302,827

Common Stocks – (continued)
Pharmaceuticals – 1.6%
3,287	Mylan, Inc.*	$159,748
2,288	Roche Holding AG ADR	83,535

		243,283

Professional Services* – 0.4%
2,447	TriNet Group, Inc.	65,604

Real Estate Investment Trusts – 0.9%
1,391	American Tower Corp.	137,153

Real Estate Management & Development* – 1.3%
6,356	CBRE Group, Inc. Class A	201,994

Road & Rail – 1.8%
1,124	Kansas City Southern	129,664
3,022	Roadrunner Transportation Systems, Inc.*	76,094
3,443	Swift Transportation Co.*	72,923

		278,681

Semiconductors & Semiconductor Equipment – 0.7%
2,648	Xilinx, Inc.	111,878

Software – 4.5%
2,936	A10 Networks, Inc.*	34,234
559	CommVault Systems, Inc.*	30,823
1,773	Guidewire Software, Inc.*	80,760
8,154	Mavenir Systems, Inc.*	91,651
6,657	Oracle Corp.	276,465
746	Red Hat, Inc.*	45,447
2,092	ServiceNow, Inc.*	127,884

		687,264

Specialty Retail – 4.8%
2,495	Five Below, Inc.*	101,197
2,380	L Brands, Inc.	151,963
1,834	Lumber Liquidators Holdings, Inc.*	104,941
1,403	Restoration Hardware Holdings, Inc.*	117,670
1,986	The Home Depot, Inc.	185,691
786	Ulta Salon, Cosmetics & Fragrance, Inc.*	76,486

		737,948

Textiles, Apparel & Luxury Goods – 4.8%
873	Carter’s, Inc.	72,267
4,822	Kate Spade & Co.*	155,944
3,596	NIKE, Inc. Class B	282,466
1,441	PVH Corp.	168,222
853	Under Armour, Inc. Class A*	58,311

		737,210

Thrifts & Mortgage Finance* – 0.6%
9,954	MGIC Investment Corp.	83,912

Trading Companies & Distributors – 0.4%
278	W.W. Grainger, Inc.	68,444

Wireless Telecommunication Services* – 1.7%
2,416	SBA Communications Corp. Class A	266,461

TOTAL COMMON STOCKS
(Cost $10,632,672)		$15,097,373

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.3%
Repurchase Agreement – 1.3%
Joint Repurchase Agreement Account II
$200,000	0.060%	09/02/14	$200,000
(Cost $200,000)

TOTAL INVESTMENTS – 100.5%
(Cost $10,832,672)			$15,297,373

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(70,827)

NET ASSETS – 100.0%			$15,226,546

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value
Common Stocks – 99.2%
Aerospace & Defense – 3.4%
8,854	Honeywell International, Inc.	$843,166

Biotechnology* – 2.7%
6,897	Celgene Corp.	655,353

Communications Equipment – 2.8%
8,949	QUALCOMM, Inc.	681,019

Computers & Peripherals – 10.8%
12,649	Apple, Inc.	1,296,523
45,666	EMC Corp.	1,348,517

		2,645,040

Consumer Finance – 6.4%
43,589	Navient Corp.	781,987
88,779	SLM Corp.	786,582

		1,568,569

Diversified Financial Services – 4.1%
5,310	Intercontinental Exchange, Inc.	1,003,590

Energy Equipment & Services – 1.9%
6,875	Halliburton Co.	464,819

Food & Staples Retailing – 8.4%
9,629	Costco Wholesale Corp.	1,165,879
22,804	Whole Foods Market, Inc.	892,549

		2,058,428

Health Care Equipment & Supplies – 4.2%
24,388	Abbott Laboratories	1,030,149

Hotels, Restaurants & Leisure – 4.5%
15,108	Yum! Brands, Inc.	1,094,272

Internet & Catalog Retail* – 4.6%
3,306	Amazon.com, Inc.	1,120,866

Internet Software & Services* – 17.5%
18,676	eBay, Inc.	1,036,518
5,458	Equinix, Inc.	1,191,263
1,249	Google, Inc. Class A	727,368
1,223	Google, Inc. Class C	699,067
2,751	LinkedIn Corp. Class A	621,038

		4,275,254

Oil, Gas & Consumable Fuels – 3.0%
6,500	Anadarko Petroleum Corp.	732,485

Pharmaceuticals* – 4.2%
21,200	Mylan, Inc.	1,030,320

Real Estate Investment Trusts – 4.4%
10,803	American Tower Corp.	1,065,176

Real Estate Management & Development* – 4.6%
35,298	CBRE Group, Inc. Class A	1,121,770

Specialty Retail – 3.0%
11,532	L Brands, Inc.	736,318

Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 8.7%
10,925	NIKE, Inc. Class B	$858,159
10,799	PVH Corp.	1,260,675

		2,118,834

TOTAL COMMON STOCKS
(Cost $22,191,191)		$24,245,428

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.2%
Repurchase Agreement – 1.2%
Joint Repurchase Agreement Account II
$300,000	0.060%	09/02/14	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 100.4%
(Cost $22,491,191)			$24,545,428

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(86,957)

NET ASSETS – 100.0%			$24,458,471

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 100.0%
Automobiles* – 0.9%
174,116	Tesla Motors, Inc.	$46,959,085

Beverages – 1.4%
1,590,076	Coca-Cola Enterprises, Inc.	75,973,831

Biotechnology* – 3.5%
1,617,103	Cepheid, Inc.	64,732,633
357,715	Incyte Corp.	19,388,153
383,795	Medivation, Inc.	35,025,132
720,484	Vertex Pharmaceuticals, Inc.	67,415,688

		186,561,606

Chemicals – 4.5%
723,533	Airgas, Inc.	79,863,572
759,501	International Flavors & Fragrances, Inc.	77,157,707
378,411	The Sherwin-Williams Co.	82,535,223

		239,556,502

Commercial Banks – 2.0%
2,162,090	First Republic Bank	105,726,201

Commercial Services & Supplies – 0.8%
892,718	Waste Connections, Inc.	43,796,745

Construction & Engineering* – 1.0%
1,416,206	Quanta Services, Inc.	51,464,926

Consumer Finance – 2.2%
4,258,519	Navient Corp.	76,397,831
4,812,684	SLM Corp.	42,640,380

		119,038,211

Distributors* – 1.2%
2,221,378	LKQ Corp.	63,087,135

Diversified Financial Services – 2.2%
627,740	Intercontinental Exchange, Inc.	118,642,860

Diversified Telecommunication Services* – 1.0%
1,303,458	TW telecom, Inc.	53,487,399

Electrical Equipment – 5.0%
1,564,562	AMETEK, Inc.	82,827,913
654,799	Hubbell, Inc. Class B	79,165,199
2,139,772	Sensata Technologies Holding NV*	105,212,589

		267,205,701

Electronic Equipment, Instruments & Components – 1.6%
820,793	Amphenol Corp. Class A	84,549,887

Energy Equipment & Services – 3.5%
340,751	Core Laboratories NV	53,835,251
774,339	Dril-Quip, Inc.*	78,572,178
2,334,864	Weatherford International PLC*	55,312,928

		187,720,357

Food & Staples Retailing – 2.3%
3,081,509	Whole Foods Market, Inc.	120,610,262

Common Stocks – (continued)
Food Products – 5.8%
666,364	Keurig Green Mountain, Inc.	$88,839,648
768,348	McCormick & Co., Inc.	53,546,172
884,082	The Hain Celestial Group, Inc.*	86,958,306
978,351	TreeHouse Foods, Inc.*	80,733,525

		310,077,651

Health Care Equipment & Supplies* – 2.3%
1,684,281	CareFusion Corp.	77,325,341
99,441	Intuitive Surgical, Inc.	46,738,264

		124,063,605

Health Care Providers & Services* – 1.2%
516,476	Henry Schein, Inc.	61,817,012

Health Care Technology* – 2.3%
954,196	Cerner Corp.	55,018,941
3,003,676	HMS Holdings Corp.	68,664,034

		123,682,975

Hotels, Restaurants & Leisure – 5.4%
137,114	Chipotle Mexican Grill, Inc.*	93,052,416
1,653,079	Norwegian Cruise Line Holdings Ltd.*	55,064,061
271,105	Panera Bread Co. Class A*	40,649,484
1,242,983	Tim Hortons, Inc.	99,985,553

		288,751,514

Household Durables* – 0.9%
1,376,588	Toll Brothers, Inc.	48,992,767

Internet & Catalog Retail* – 0.8%
433,146	TripAdvisor, Inc.	42,920,437

Internet Software & Services* – 5.4%
500,729	Equinix, Inc.	109,289,112
452,856	LinkedIn Corp. Class A	102,232,242
1,465,327	Pandora Media, Inc.	39,622,442
771,206	Twitter, Inc.	38,367,498

		289,511,294

IT Services – 2.4%
904,008	Fidelity National Information Services, Inc.	51,302,454
535,396	FleetCor Technologies, Inc.*	76,931,051

		128,233,505

Life Sciences Tools & Services – 2.5%
1,377,610	Agilent Technologies, Inc.	78,744,188
198,671	Mettler-Toledo International, Inc.*	53,736,532

		132,480,720

Machinery – 3.5%
513,437	Flowserve Corp.	38,964,734
1,201,882	Graco, Inc.	92,376,650
1,293,680	Kennametal, Inc.	57,969,801

		189,311,185

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value

Common Stocks – (continued)
Media* – 2.1%
1,284,193	Discovery Communications, Inc. Class A	$56,144,918
1,284,193	Discovery Communications, Inc. Class C	55,181,773

		111,326,691

Multiline Retail* – 1.5%
1,234,949	Dollar General Corp.	79,024,387

Oil, Gas & Consumable Fuels – 2.6%
848,137	Noble Energy, Inc.	61,184,603
814,143	Whiting Petroleum Corp.*	75,438,491

		136,623,094

Pharmaceuticals* – 2.2%
2,399,807	Mylan, Inc.	116,630,620

Real Estate Management & Development* – 1.9%
3,196,104	CBRE Group, Inc. Class A	101,572,185

Road & Rail – 1.7%
796,460	Kansas City Southern	91,879,626

Semiconductors & Semiconductor Equipment – 2.1%
2,630,798	Xilinx, Inc.	111,151,215

Software* – 3.0%
922,560	Guidewire Software, Inc.	42,022,608
842,970	Red Hat, Inc.	51,353,732
1,102,781	ServiceNow, Inc.	67,413,003

		160,789,343

Specialty Retail – 5.9%
1,964,109	Five Below, Inc.*	79,664,261
1,331,643	L Brands, Inc.	85,025,406
731,552	Lumber Liquidators Holdings, Inc.*	41,859,405
547,437	Restoration Hardware Holdings, Inc.*	45,913,541
670,146	Ulta Salon, Cosmetics & Fragrance, Inc.*	65,211,907

		317,674,520

Textiles, Apparel & Luxury Goods – 6.1%
2,854,344	Kate Spade & Co.*	92,309,485
838,547	PVH Corp.	97,891,977
920,479	Under Armour, Inc. Class A*	62,923,945
1,113,528	VF Corp.	71,399,415

		324,524,822

Common Stocks – (continued)
Thrifts & Mortgage Finance* – 1.0%
6,397,750	MGIC Investment Corp.	$53,933,033

Trading Companies & Distributors – 2.0%
445,104	W.W. Grainger, Inc.	109,584,605

Wireless Telecommunication Services* – 2.3%
1,123,945	SBA Communications Corp. Class A	123,959,894

TOTAL COMMON STOCKS
(Cost $4,068,559,517)		$5,342,897,408

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(a) – 0.3%
Repurchase Agreement – 0.3%
Joint Repurchase Agreement II
$14,800,000	0.060%	09/02/14	$14,800,000
(Cost $14,800,000)

TOTAL INVESTMENTS – 100.3%
(Cost $4,083,359,517)			$5,357,697,408

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(16,735,839)

NET ASSETS – 100.0%			$5,340,961,569

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value

Common Stocks – 99.7%
Aerospace & Defense* – 0.6%
433,010	Aerovironment, Inc.	$13,657,135

Biotechnology* – 7.4%
1,695,047	Achillion Pharmaceuticals, Inc.	19,611,694
172,317	Avalanche Biotechnologies, Inc.	5,105,753
228,017	Bluebird Bio, Inc.	9,122,960
717,626	Cepheid, Inc.	28,726,569
288,753	Clovis Oncology, Inc.	13,733,093
460,590	Five Prime Therapeutics, Inc.	5,356,662
195,760	Incyte Corp.	10,610,192
252,989	Medivation, Inc.	23,087,776
515,691	Neurocrine Biosciences, Inc.	8,410,920
198,308	Ophthotech Corp.	7,726,080
718,285	Regulus Therapeutics, Inc.	4,941,801
272,804	Stemline Therapeutics, Inc.	3,077,229
638,216	Swedish Orphan Biovitrum AB ADR	7,988,109
100,698	Synageva BioPharma Corp.	7,267,374
171,597	Ultragenyx Pharmaceutical, Inc.	9,156,416
181,670	Versartis, Inc.	4,178,410

		168,101,038

Capital Markets – 0.8%
569,802	HFF, Inc. Class A	17,094,060

Chemicals – 2.6%
267,798	Airgas, Inc.	29,559,543
280,539	International Flavors & Fragrances, Inc.	28,499,957

		58,059,500

Commercial Banks – 3.6%
613,331	Eagle Bancorp, Inc.*	20,564,988
913,653	First Republic Bank	44,677,632
310,427	Independent Bank Group, Inc.	15,710,711

		80,953,331

Commercial Services & Supplies – 3.8%
1,502,254	Healthcare Services Group, Inc.	41,056,602
1,037,137	Interface, Inc.	17,662,443
73,987	Stericycle, Inc.*	8,793,355
382,945	Waste Connections, Inc.	18,787,282

		86,299,682

Communications Equipment* – 0.5%
1,055,317	Calix, Inc.	11,080,828

Computers & Peripherals* – 0.7%
375,691	Electronics for Imaging, Inc.	16,545,432

Construction & Engineering* – 1.0%
598,402	Quanta Services, Inc.	21,745,929

Consumer Finance – 2.3%
1,828,571	Navient Corp.	32,804,564
2,097,150	SLM Corp.	18,580,749

		51,385,313

Containers & Packaging – 0.8%
392,598	Avery Dennison Corp.	18,895,742

Common Stocks – (continued)
Distributors* – 1.2%
955,347	LKQ Corp.	$27,131,855

Diversified Telecommunication Services* – 1.0%
565,874	TW telecom, Inc.	23,220,640

Electrical Equipment – 3.5%
296,877	Hubbell, Inc. Class B	35,892,429
872,795	Sensata Technologies Holding NV*	42,915,330

		78,807,759

Electronic Equipment, Instruments & Components – 2.6%
288,423	Amphenol Corp. Class A	29,710,453
412,594	IPG Photonics Corp.*	28,336,956

		58,047,409

Energy Equipment & Services – 3.4%
144,376	Core Laboratories NV	22,809,964
417,961	Dril-Quip, Inc.*	42,410,503
483,624	RPC, Inc.	11,012,118

		76,232,585

Food & Staples Retailing* – 0.5%
392,988	Sprouts Farmers Market, Inc.	12,159,049

Food Products* – 4.1%
513,022	Annie’s, Inc.	16,360,272
431,871	The Hain Celestial Group, Inc.	42,478,831
421,768	TreeHouse Foods, Inc.	34,804,295

		93,643,398

Health Care Equipment & Supplies – 3.1%
646,847	CareFusion Corp.*	29,696,746
425,006	DexCom, Inc.*	18,785,265
82,740	Teleflex, Inc.	9,058,375
565,695	Tornier NV*	12,230,326

		69,770,712

Health Care Providers & Services* – 3.7%
479,537	Acadia Healthcare Co., Inc.	24,557,090
261,830	Adeptus Health, Inc. Class A	7,407,170
169,678	Henry Schein, Inc.	20,308,760
263,541	MEDNAX, Inc.	15,087,722
559,280	Surgical Care Affiliates, Inc.	16,644,173

		84,004,915

Health Care Technology* – 1.3%
1,308,864	HMS Holdings Corp.	29,920,631

Hotels, Restaurants & Leisure – 5.4%
657,849	Bloomin’ Brands, Inc.*	10,946,607
420,778	Chuy’s Holdings, Inc.*	11,066,461
286,175	Jack in the Box, Inc.	17,013,104
716,547	Norwegian Cruise Line Holdings Ltd.*	23,868,181
117,576	Panera Bread Co. Class A*	17,629,345
374,342	Tim Hortons, Inc.	30,112,071
416,088	Zoe’s Kitchen, Inc.*	12,137,287

		122,773,056

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Household Durables*(a) – 1.3%
1,259,098	M/I Homes, Inc.	$28,657,070

Household Products – 0.9%
301,793	Church & Dwight Co., Inc.	20,594,354

Internet Software & Services* – 2.8%
600,469	Aerohive Networks, Inc.	4,785,738
152,561	Equinix, Inc.	33,297,964
137,334	OPOWER, Inc.	2,147,904
857,402	Pandora Media, Inc.	23,184,150

		63,415,756

IT Services – 3.3%
889,643	EVERTEC, Inc.	20,488,478
181,880	FleetCor Technologies, Inc.*	26,134,337
1,000,683	InterXion Holding NV*	27,608,844

		74,231,659

Leisure Equipment & Products* – 0.4%
1,060,699	Black Diamond, Inc.	8,994,728

Life Sciences Tools & Services – 2.3%
633,866	Bruker Corp.*	12,715,352
67,781	Mettler-Toledo International, Inc.*	18,333,405
464,787	PerkinElmer, Inc.	20,845,697

		51,894,454

Machinery – 4.7%
171,057	Flowserve Corp.	12,981,516
545,939	Graco, Inc.	41,960,872
320,650	IDEX Corp.	24,670,811
586,440	Kennametal, Inc.	26,278,376

		105,891,575

Media* – 0.5%
145,995	AMC Networks, Inc. Class A	9,135,637
396,091	RLJ Entertainment, Inc.	1,283,335

		10,418,972

Multiline Retail* – 1.2%
737,142	Burlington Stores, Inc.	26,293,855

Oil, Gas & Consumable Fuels* – 2.6%
556,222	Laredo Petroleum, Inc.	13,149,088
170,698	Rosetta Resources, Inc.	8,534,900
407,948	Whiting Petroleum Corp.	37,800,462

		59,484,450

Pharmaceuticals* – 1.2%
252,030	Aerie Pharmaceuticals, Inc.	4,128,251
274,034	Aratana Therapeutics, Inc.	3,184,275
668,876	Cempra, Inc.	7,070,019
703,596	Corium International, Inc.	4,601,518
391,910	Revance Therapeutics, Inc.	9,151,099

		28,135,162

Common Stocks – (continued)
Professional Services* – 0.5%
378,448	TriNet Group, Inc.	$10,146,191

Real Estate Management & Development* – 1.7%
1,238,474	CBRE Group, Inc. Class A	39,358,704

Road & Rail* – 2.2%
1,071,163	Roadrunner Transportation Systems, Inc.	26,971,884
1,033,120	Swift Transportation Co.	21,881,482

		48,853,366

Semiconductors & Semiconductor Equipment – 0.9%
463,828	Xilinx, Inc.	19,596,733

Software* – 5.2%
454,954	A10 Networks, Inc.	5,304,764
291,868	CommVault Systems, Inc.	16,093,601
487,481	Guidewire Software, Inc.	22,204,760
1,177,571	Mavenir Systems, Inc.	13,235,898
269,927	NetSuite, Inc.	23,656,402
109,520	Red Hat, Inc.	6,671,958
501,091	ServiceNow, Inc.	30,631,693

		117,799,076

Specialty Retail* – 5.2%
800,156	Five Below, Inc.	32,454,327
387,026	Lumber Liquidators Holdings, Inc.	22,145,628
390,660	Restoration Hardware Holdings, Inc.	32,764,654
319,751	Ulta Salon, Cosmetics & Fragrance, Inc.	31,114,970

		118,479,579

Textiles, Apparel & Luxury Goods – 5.8%
228,886	Carter’s, Inc.	18,947,183
1,240,173	Kate Spade & Co.*	40,107,195
311,866	PVH Corp.	36,407,237
511,846	Under Armour, Inc. Class A*	34,989,792

		130,451,407

Thrifts & Mortgage Finance – 1.2%
2,455,783	MGIC Investment Corp.*	20,702,250
368,646	Radian Group, Inc.	5,367,486

		26,069,736

Wireless Telecommunication Services* – 1.9%
397,306	SBA Communications Corp. Class A	43,818,879

TOTAL COMMON STOCKS
(Cost $1,798,442,663)		$2,252,115,705

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Schedule of Investments (continued)

August 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 0.3%
Repurchase Agreement – 0.3%
Joint Repurchase Agreement Account II
$7,400,000	0.060%	09/02/14	$7,400,000
(Cost $7,400,000)

TOTAL INVESTMENTS – 100.0%
(Cost $1,805,842,663)			$2,259,515,705

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(945,178)

NET ASSETS – 100.0%			$2,258,570,527

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

Investment Abbreviation:
ADR	—American Depositary Receipt

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value
Common Stocks – 98.4%
Aerospace & Defense – 4.7%
82,765	Honeywell International, Inc.	$7,881,711
30,545	Precision Castparts Corp.	7,454,812
27,281	The Boeing Co.	3,459,231

		18,795,754

Beverages – 2.6%
39,666	Coca-Cola Enterprises, Inc.	1,895,241
39,628	PepsiCo., Inc.	3,665,194
112,405	The Coca-Cola Co.	4,689,537

		10,249,972

Biotechnology – 6.3%
35,462	Amgen, Inc.	4,942,694
7,822	Biogen Idec, Inc.*	2,683,259
69,555	Celgene Corp.*	6,609,116
61,980	Gilead Sciences, Inc.*	6,667,808
11,614	Regeneron Pharmaceuticals, Inc.*	4,070,939

		24,973,816

Chemicals – 3.0%
30,291	Airgas, Inc.	3,343,521
31,825	Monsanto Co.	3,680,561
22,316	The Sherwin-Williams Co.	4,867,343

		11,891,425

Commercial Banks – 1.4%
32,477	Citigroup, Inc.	1,677,437
80,275	First Republic Bank	3,925,448

		5,602,885

Communications Equipment – 1.7%
89,168	QUALCOMM, Inc.	6,785,685

Computers & Peripherals – 7.5%
212,060	Apple, Inc.	21,736,150
279,795	EMC Corp.	8,262,346

		29,998,496

Consumer Finance – 0.8%
167,965	Navient Corp.	3,013,292

Diversified Financial Services – 1.3%
27,530	Intercontinental Exchange, Inc.	5,203,170

Electrical Equipment* – 1.3%
106,806	Sensata Technologies Holding NV	5,251,651

Energy Equipment & Services – 2.7%
46,944	Cameron International Corp.*	3,489,347
55,073	Halliburton Co.	3,723,486
31,297	Schlumberger Ltd.	3,431,403

		10,644,236

Food & Staples Retailing – 4.7%
76,726	Costco Wholesale Corp.	9,289,984
43,271	Wal-Mart Stores, Inc.	3,266,960
156,347	Whole Foods Market, Inc.	6,119,422

		18,676,366

Shares	Description	Value
Common Stocks – (continued)
Food Products – 1.6%
25,364	McCormick & Co., Inc.	$1,767,617
47,998	The Hain Celestial Group, Inc.*	4,721,083

		6,488,700

Health Care Equipment & Supplies – 1.2%
111,503	Abbott Laboratories	4,709,887

Health Care Providers & Services – 1.5%
30,713	McKesson Corp.	5,989,956

Health Care Technology* – 0.8%
53,547	Cerner Corp.	3,087,520

Hotels, Restaurants & Leisure – 5.7%
5,789	Chipotle Mexican Grill, Inc.*	3,928,705
45,782	Las Vegas Sands Corp.	3,044,961
66,354	Starbucks Corp.	5,163,005
48,869	Tim Hortons, Inc.	3,931,022
90,088	Yum! Brands, Inc.	6,525,074

		22,592,767

Household Durables* – 0.6%
66,871	Toll Brothers, Inc.	2,379,939

Household Products – 1.1%
70,136	Colgate-Palmolive Co.	4,539,903

Industrial Conglomerates – 1.3%
69,089	Danaher Corp.	5,292,908

Internet & Catalog Retail* – 3.6%
29,639	Amazon.com, Inc.	10,048,806
3,431	The Priceline Group, Inc.	4,269,228

		14,318,034

Internet Software & Services* – 11.4%
135,833	eBay, Inc.	7,538,732
37,001	Equinix, Inc.	8,075,838
79,927	Facebook, Inc. Class A	5,980,138
14,263	Google, Inc. Class A	8,306,201
14,263	Google, Inc. Class C	8,152,731
31,691	LinkedIn Corp. Class A	7,154,243

		45,207,883

IT Services – 3.0%
15,797	FleetCor Technologies, Inc.*	2,269,871
19,900	International Business Machines Corp.	3,826,770
28,382	Visa, Inc. Class A	6,031,743

		12,128,384

Life Sciences Tools & Services – 0.9%
64,743	Agilent Technologies, Inc.	3,700,710

Machinery – 0.7%
45,456	Ingersoll-Rand PLC	2,736,451

Media – 4.7%
129,892	Comcast Corp. Class A	7,108,989
60,851	Discovery Communications, Inc. Class A*	2,660,406

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRATEGIC GROWTH FUND

Schedule of Investments (continued)

August 31, 2014

Shares	Description	Value
Common Stocks – (continued)
Media – (continued)
60,851	Discovery Communications, Inc. Class C*	$2,614,767
178,318	Twenty-First Century Fox, Inc. Class A	6,316,024

		18,700,186

Multiline Retail* – 1.1%
67,868	Dollar General Corp.	4,342,873

Oil, Gas & Consumable Fuels – 1.9%
43,350	Anadarko Petroleum Corp.	4,885,112
37,838	Noble Energy, Inc.	2,729,633

		7,614,745

Pharmaceuticals* – 1.5%
124,675	Mylan, Inc.	6,059,205

Real Estate Investment Trusts – 2.8%
114,137	American Tower Corp.	11,253,908

Real Estate Management & Development* – 1.6%
202,570	CBRE Group, Inc. Class A	6,437,675

Road & Rail – 1.3%
43,999	Kansas City Southern	5,075,725

Semiconductors & Semiconductor Equipment – 0.4%
39,532	Xilinx, Inc.	1,670,227

Software – 4.7%
126,630	Microsoft Corp.	5,752,801
211,274	Oracle Corp.	8,774,209
66,734	ServiceNow, Inc.*	4,079,449

		18,606,459

Specialty Retail – 3.1%
81,049	L Brands, Inc.	5,174,979
74,828	The Home Depot, Inc.	6,996,418

		12,171,397

Textiles, Apparel & Luxury Goods – 3.1%
88,957	NIKE, Inc. Class B	6,987,572
44,900	PVH Corp.	5,241,626

		12,229,198

Trading Companies & Distributors – 0.8%
12,960	W.W. Grainger, Inc.	3,190,752

TOTAL COMMON STOCKS
(Cost $292,278,907)		$391,612,140

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.6%
Repurchase Agreement – 1.6%
Joint Repurchase Agreement Account II
$6,200,000	0.060%	09/02/14	$6,200,000
(Cost $6,200,000)

TOTAL INVESTMENTS – 100.0%
(Cost $298,478,907)			$397,812,140

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%			(68,734)

NET ASSETS – 100.0%			$397,743,406

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value
Common Stocks – 99.0%
Communications Equipment – 6.2%
2,205	Arista Networks, Inc.*	$184,889
210,331	Calix, Inc.*	2,208,475
322,096	QUALCOMM, Inc.	24,511,506

		26,904,870

Computers & Peripherals – 15.2%
393,104	Apple, Inc.	40,293,160
151,148	Electronics for Imaging, Inc.*	6,656,558
660,065	EMC Corp.	19,491,719

		66,441,437

Diversified Financial Services – 2.3%
54,147	Intercontinental Exchange, Inc.	10,233,783

Diversified Telecommunication Services* – 1.7%
183,817	TW telecom, Inc.	7,542,931

Electronic Equipment, Instruments & Components – 2.3%
95,703	Amphenol Corp. Class A	9,858,366

Internet & Catalog Retail* – 9.2%
52,278	Amazon.com, Inc.	17,724,333
12,812	The Priceline Group, Inc.	15,942,100
65,742	TripAdvisor, Inc.	6,514,375

		40,180,808

Internet Software & Services* – 20.9%
202,750	eBay, Inc.	11,252,625
57,315	Equinix, Inc.	12,509,572
186,987	Facebook, Inc. Class A	13,990,367
22,507	Google, Inc. Class A	13,107,177
22,581	Google, Inc. Class C	12,907,300
79,871	LinkedIn Corp. Class A	18,030,878
24,883	OPOWER, Inc.	389,170
333,558	Pandora Media, Inc.	9,019,408

		91,206,497

IT Services – 6.3%
189,833	Cognizant Technology Solutions Corp. Class A*	8,681,063
92,820	Fidelity National Information Services, Inc.	5,267,535
59,827	FleetCor Technologies, Inc.*	8,596,541
181,613	InterXion Holding NV*	5,010,703

		27,555,842

Real Estate Investment Trusts – 4.0%
178,944	American Tower Corp.	17,643,878

Semiconductors & Semiconductor Equipment – 4.3%
275,170	Applied Materials, Inc.	6,357,803
292,749	Xilinx, Inc.	12,368,645

		18,726,448

Software – 22.6%
140,743	Adobe Systems, Inc.*	10,119,422
230,897	Guidewire Software, Inc.*	10,517,358
163,577	Microsoft Corp.	7,431,303
74,166	NetSuite, Inc.*	6,499,908

Common Stocks – (continued)
Software – (continued)
394,940	Oracle Corp.	$16,401,858
106,911	Red Hat, Inc.*	6,513,018
254,686	Salesforce.com, Inc.*	15,049,396
249,104	ServiceNow, Inc.*	15,227,728
45,260	VMware, Inc. Class A*	4,461,731
70,069	Workday, Inc. Class A*	6,381,184

		98,602,906

Wireless Telecommunication Services* – 4.0%
160,044	SBA Communications Corp. Class A	17,651,253

TOTAL COMMON STOCKS
(Cost $284,153,741)		$432,549,019

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 1.1%
Repurchase Agreement – 1.1%
Joint Repurchase Agreement Account II
$4,900,000	0.060%	09/02/14	$4,900,000
(Cost $4,900,000)

TOTAL INVESTMENTS – 100.1%
(Cost $289,053,741)			$437,449,019

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(586,238)

NET ASSETS – 100.0%			$436,862,781

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS U.S. EQUITY FUND

Schedule of Investments

August 31, 2014

Shares	Description	Value
Common Stocks – 99.6%
Aerospace & Defense – 2.5%
2,825	The Boeing Co.	$358,210

Air Freight & Logistics – 1.1%
2,283	C.H. Robinson Worldwide, Inc.	155,838

Automobiles – 0.6%
2,552	General Motors Co.	88,810

Biotechnology* – 3.8%
2,657	Celgene Corp.	252,468
2,046	Gilead Sciences, Inc.	220,109
711	Vertex Pharmaceuticals, Inc.	66,528

		539,105

Capital Markets – 1.1%
4,377	Morgan Stanley, Inc.	150,175

Chemicals – 0.8%
1,078	Airgas, Inc.	118,990

Commercial Banks – 7.0%
24,464	Bank of America Corp.	393,626
6,716	JPMorgan Chase & Co.	399,266
5,209	SunTrust Banks, Inc.	198,359

		991,251

Communications Equipment – 2.1%
3,417	Cisco Systems, Inc.	85,391
2,765	QUALCOMM, Inc.	210,416

		295,807

Computers & Peripherals – 5.8%
4,785	Apple, Inc.	490,463
10,866	EMC Corp.	320,873

		811,336

Consumer Finance – 1.1%
1,824	Capital One Financial Corp.	149,677

Diversified Financial Services – 1.0%
714	Intercontinental Exchange, Inc.	134,946

Diversified Telecommunication Services – 1.0%
2,932	Verizon Communications, Inc.	146,072

Electric Utilities – 1.1%
4,493	FirstEnergy Corp.	153,840

Electrical Equipment* – 1.3%
3,778	Sensata Technologies Holding NV	185,764

Energy Equipment & Services – 1.0%
2,067	Halliburton Co.	139,750

Food & Staples Retailing – 4.4%
2,018	Costco Wholesale Corp.	244,339
1,938	Wal-Mart Stores, Inc.	146,319
5,699	Whole Foods Market, Inc.	223,059

		613,717

Common Stocks – (continued)
Food Products – 2.4%
5,901	ConAgra Foods, Inc.	$190,012
2,183	McCormick & Co., Inc.	152,134

		342,146

Health Care Equipment & Supplies – 2.0%
6,513	Abbott Laboratories	275,109

Health Care Providers & Services – 3.0%
1,058	Express Scripts Holding Co.*	78,218
1,159	McKesson Corp.	226,040
1,437	UnitedHealth Group, Inc.	124,559

		428,817

Hotels, Restaurants & Leisure – 2.6%
2,168	Starbucks Corp.	168,692
2,724	Yum! Brands, Inc.	197,299

		365,991

Household Durables* – 0.8%
3,089	Toll Brothers, Inc.	109,938

Household Products – 1.7%
1,486	Colgate-Palmolive Co.	96,189
1,733	The Procter & Gamble Co.	144,029

		240,218

Industrial Conglomerates – 4.0%
21,791	General Electric Co.	566,130

Insurance – 5.1%
5,263	American International Group, Inc.	295,044
2,506	Prudential Financial, Inc.	224,788
5,539	The Hartford Financial Services Group, Inc.	205,220

		725,052

Internet & Catalog Retail* – 1.7%
694	Amazon.com, Inc.	235,294

Internet Software & Services* – 6.1%
3,840	eBay, Inc.	213,120
684	Equinix, Inc.	149,290
316	Google, Inc. Class A	184,026
316	Google, Inc. Class C	180,625
560	LinkedIn Corp. Class A	126,420

		853,481

Media – 3.1%
2,698	CBS Corp. Class B	159,964
7,999	Twenty-First Century Fox, Inc. Class A	283,325

		443,289

Multi-Utilities – 0.9%
2,609	PG&E Corp.	121,266

Multiline Retail* – 0.9%
1,949	Dollar General Corp.	124,717

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 8.1%
1,871	Apache Corp.	$190,524
5,407	Devon Energy Corp.	407,796
3,379	Exxon Mobil Corp.	336,075
4,945	Southwestern Energy Co.*	203,635

		1,138,030

Pharmaceuticals – 5.1%
4,927	Merck & Co., Inc.	296,162
5,966	Mylan, Inc.*	289,948
4,639	Pfizer, Inc.	136,340

		722,450

Real Estate Investment Trusts – 2.2%
3,179	American Tower Corp.	313,449

Real Estate Management & Development* – 1.5%
6,684	CBRE Group, Inc. Class A	212,418

Road & Rail – 1.5%
1,834	Kansas City Southern	211,570

Semiconductors & Semiconductor Equipment – 1.9%
5,291	Intel Corp.	184,762
1,906	Xilinx, Inc.	80,528

		265,290

Software – 4.2%
11,422	Microsoft Corp.	518,901
1,205	ServiceNow, Inc.*	73,662

		592,563

Specialty Retail – 1.7%
540	L Brands, Inc.	34,479
4,347	The Gap, Inc.	200,614

		235,093

Textiles, Apparel & Luxury Goods – 3.4%
3,956	NIKE, Inc. Class B	310,744
1,461	PVH Corp.	170,557

		481,301

TOTAL COMMON STOCKS
(Cost $11,026,810)		$14,036,900

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$100,000	0.060%	09/02/14	$100,000
(Cost $100,000)

TOTAL INVESTMENTS – 100.3%
(Cost $11,126,810)			$14,136,900

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(37,313)

NET ASSETS – 100.0%			$14,099,587

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on August 29, 2014. Additional information appears on pages 88-89.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Schedule of Investments

August 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of September 2, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Capital Growth	$7,800,000	$7,800,052	$7,993,641
Concentrated Growth	1,500,000	1,500,010	1,537,239
Flexible Cap Growth	200,000	200,001	204,965
Focused Growth	300,000	300,002	307,448
Growth Opportunities	14,800,000	14,800,099	15,167,420
Small/Mid Cap Growth	7,400,000	7,400,049	7,583,710
Strategic Growth	6,200,000	6,200,041	6,353,919
Technology Tollkeeper	4,900,000	4,900,033	5,021,646
U.S. Equity	100,000	100,001	102,483

REPURCHASE AGREEMENTS — At August 31, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
BNP Paribas Securities Co.	0.060%	$1,911,265	$367,551	$49,007	$73,510	$3,626,503	$1,813,251	$1,519,211	$1,200,667	$24,503
Citigroup Global Markets, Inc.	0.060	891,924	171,524	22,870	34,305	1,692,368	846,184	708,965	560,311	11,435
Merrill Lynch & Co., Inc.	0.060	1,408,220	270,811	36,108	54,162	2,672,007	1,336,004	1,119,354	884,651	18,054
TD Securities (USA) LLC	0.060	2,293,518	441,061	58,808	88,212	4,351,804	2,175,902	1,823,053	1,440,800	29,404
Wells Fargo Securities LLC	0.060	1,295,073	249,053	33,207	49,811	2,457,318	1,228,659	1,029,417	813,571	16,604
TOTAL		$7,800,000	$1,500,000	$200,000	$300,000	$14,800,000	$7,400,000	$6,200,000	$4,900,000	$100,000

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At August 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500% to 5.000%	05/01/21 to 08/01/44
Federal National Mortgage Association	2.500 to 6.000	06/01/24 to 09/01/44
Government National Mortgage Association	3.500 to 4.500	08/15/42 to 06/20/44
United States Treasury Bond	5.375	02/15/31
United States Treasury Inflation Protected Securities	0.125 to 0.500	04/15/15 to 04/15/16
United States Treasury Note	0.875	08/15/17

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Assets and Liabilities

August 31, 2014

Capital Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $686,901,500, $139,044,242, $10,832,672, $22,491,191, $4,083,359,517, $1,776,926,104, $298,478,907, $289,053,741 and $11,126,810)	$955,828,111
Investments of affiliated issuers, at value (cost $0, $0, $0, $0, $0, $28,916,559, $0, $0 and $0)	—
Cash	59,949
Receivables:
Dividends and interest	809,504
Foreign tax reclaims	102,146
Fund shares sold	71,014
Reimbursement from investment adviser	38,884
Other assets	14,703
Total assets	956,924,311

Liabilities:
Payables:
Fund shares redeemed	728,938
Management fees	562,261
Distribution and service fees and transfer agent fees	359,889
Investments purchased	171,002
Accrued expenses and other liabilities	193,416
Total liabilities	2,015,506

Net Assets:
Paid-in capital	574,043,003
Undistributed (distributions in excess of) net investment income (loss)	(78,820)
Accumulated net realized gain	112,017,906
Net unrealized gain	268,926,716
NET ASSETS	$954,908,805
Net Assets:
Class A	$702,534,430
Class B	15,121,986
Class C	81,953,594
Institutional	147,642,278
Service	1,134,685
Class IR	2,950,599
Class R	3,571,233
Total Net Assets	$954,908,805
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	24,945,644
Class B	644,002
Class C	3,495,291
Institutional	4,920,503
Service	41,222
Class IR	104,042
Class R	129,220
Net asset value, offering and redemption price per share:(a)
Class A	$28.16
Class B	23.48
Class C	23.45
Institutional	30.01
Service	27.53
Class IR	28.36
Class R	27.64

(a)	Maximum public offering price per share for Class A Shares of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds is $29.80, $20.04, $13.98, $15.60, $31.98, $22.12, $14.29, $20.07 and $17.63, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
(b)	Net asset value calculation rounds correctly due to fractional shares.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund		Technology Tollkeeper Fund	U.S. Equity Fund

$181,168,381		$15,297,373	$24,545,428	$5,357,697,408	$2,230,858,635	$397,812,140		$437,449,019	$14,136,900
—		—	—	—	28,657,070	—		—	—
2,855		45,779	7,981	94,914	2,251	48,076		55,614	51,941

107,591		8,111	15,947	1,843,093	956,425	343,546		208,624	19,318
13,243		—	—	—	—	31,343		—	233
36,890		148	2,000	4,085,536	4,552,421	228,180		151,937	2
32,395		263	—	78,213	—	35,363		25,672	26,995
1,869		3,630	3,072	39,732	15,171	3,225		3,319	3,368
181,363,224		15,355,304	24,574,428	5,363,838,896	2,265,041,973	398,501,873		437,894,185	14,238,757

11,726		3,040	—	10,714,569	3,570,524	341,455		321,154	304
122,033		10,254	16,059	3,959,590	1,583,282	233,135		362,017	8,168
12,185		3,511	875	802,000	575,934	46,278		162,201	2,291
—		10,113	—	6,995,045	547,588	—		—	—
104,140		101,840	99,023	406,123	194,118	137,599		186,032	128,407
250,084		128,758	115,957	22,877,327	6,471,446	758,467		1,031,404	139,170

110,533,155		9,044,037	20,507,787	3,251,151,018	1,664,578,430	249,450,204		266,329,889	9,359,932
71,053		(21,313)	18,481	—	(9,638,504)	680,132		(2,335,237)	61,347
28,384,793		1,739,119	1,877,966	815,471,392	149,957,237	48,279,789		24,472,851	1,668,218
42,124,139		4,464,703	2,054,237	1,274,339,159	453,673,364	99,333,281		148,395,278	3,010,090
$181,113,140		$15,226,546	$24,458,471	$5,340,961,569	$2,258,570,527	$397,743,406		$436,862,781	$14,099,587

$7,563,734		$5,665,002	$41,872	$1,110,319,680	$741,253,784	$51,625,609		$260,981,590	$4,542,214
302,970		—	—	7,293,742	3,508,241	834,843		4,299,887	—
3,460,292		1,119,069	38,658	191,124,526	221,451,087	11,716,674		58,602,259	247,434
169,386,685		8,262,027	24,346,235	3,750,789,573	1,077,768,727	332,401,255		99,039,325	8,994,506
—		—	—	57,643,134	8,691,703	155,635		10,711,701	—
385,001		125,850	15,957	143,248,556	171,779,116	994,218		3,228,019	205,421
14,458		54,598	15,749	80,542,358	34,117,869	15,172		—	110,012
$181,113,140		$15,226,546	$24,458,471	$5,340,961,569	$2,258,570,527	$397,743,406		$436,862,781	$14,099,587

399,352		428,778	2,841	36,737,992	35,469,942	3,823,031		13,755,917	272,632
17,702		—	—	283,535	182,667	70,293		254,198	—
202,511		90,021	2,665	7,518,762	11,536,512	984,956		3,464,707	15,148
8,594,279		604,077	1,639,194	113,578,437	49,635,189	23,495,721		4,911,973	536,871
—		—	—	1,953,146	422,381	11,553		571,134	—
20,152		9,299	1,076	4,643,407	8,063,576	70,302		161,064	12,283
776		4,208	1,071	2,716,723	1,663,075	1,131		—	6,619

$18.94		$13.21	$14.74	$30.22	$20.90	$13.50		$18.97	$16.66
17.11	(b)	—	—	25.72	19.21	11.88		16.92	—
17.09		12.43	14.51	25.42	19.20	11.90		16.91	16.33
19.71		13.68	14.85	33.02	21.71	14.15		20.16	16.75
—		—	—	29.51	20.58	13.47		18.76	—
19.10		13.53	14.83	30.85	21.30	14.14		20.04	16.72
18.64	(b)	12.97	14.70	29.65	20.51	13.42	(b)	—	16.62

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Operations

For the Fiscal Year Ended August 31, 2014

Capital Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $42,167, $0, $705, $0, $230,578, $79,084, $6,128, $0 and $133)	$10,202,144
Interest	1,959
Total investment income	10,204,103

Expenses:
Management fees	9,193,893
Distribution and Service fees(a)	2,685,529
Transfer Agent fees(a)	1,541,800
Printing and mailing costs	198,112
Custody, accounting and administrative services	128,571
Registration fees	90,685
Professional fees	87,072
Shareholder meeting expense	71,050
Trustee fees	23,828
Service Share fees — Shareholder Administration Plan	2,800
Service Share fees — Service Plan	2,800
Other	22,743
Total expenses	14,048,883
Less — expense reductions	(3,209,627)
Net expenses	10,839,256
NET INVESTMENT INCOME (LOSS)	(635,153)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $23,328, $7,420, $421, $705, $293,827, $0, $20,684, $15,561 and $236)	192,103,990
Investments — affiliated issuers	—
Foreign currency transactions	1,547
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	15,553,653
Investments — affiliated issuers	—
Foreign currency transactions	557
Net realized and unrealized gain	207,659,747
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$207,024,594

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	$1,700,164	$174,578	$795,863	$14,924	$1,292,125	$33,170	$151,214	$54,229	$448	$4,943	$5,671
Concentrated Growth	21,813	3,141	32,544	67	16,577	597	6,184	64,298	—	728	25
Flexible Cap Growth	13,234	—	11,516	243	10,058	—	2,188	3,006	—	199	92
Focused Growth	148	—	341	74	112	—	65	7,768	—	29	28
Growth Opportunities	2,941,137	83,592	1,848,562	382,684	2,235,264	15,882	351,227	1,396,641	23,707	241,249	145,420
Small/Mid Cap Growth	1,867,254	42,042	1,991,119	149,037	1,419,113	7,988	378,313	368,281	3,318	269,408	56,634
Strategic Growth	228,740	9,420	108,084	50	173,842	1,790	20,535	115,671	42	1,888	19
Technology Tollkeeper	620,044	51,475	553,579	—	471,234	9,780	105,180	34,631	4,316	7,120	—
U.S. Equity	10,153	—	2,041	470	7,716	—	388	3,658	—	373	179

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund

$1,652,869	$124,467	$186,685	$35,485,264	$10,514,339	$4,166,859	$2,707,660	$214,212
1,529	95	186	28,101	26,624	2,125	3,255	71
1,654,398	124,562	186,871	35,513,365	10,540,963	4,168,984	2,710,915	214,283

1,734,348	141,125	195,422	48,061,979	20,397,290	3,935,332	4,096,401	95,903
57,565	24,993	563	5,255,975	4,049,452	346,294	1,225,098	12,664
88,409	15,543	8,002	4,409,390	2,503,055	313,787	632,261	12,314
38,962	32,257	27,453	451,099	288,442	66,881	131,608	30,530
55,680	64,821	47,214	269,507	167,658	77,319	71,582	58,510
65,236	58,200	60,441	156,349	148,215	94,629	73,773	63,239
82,754	78,408	77,214	85,482	111,011	78,572	82,959	74,400
7,069	5,341	4,863	191,753	84,406	16,599	46,754	5,019
21,647	21,184	22,013	37,599	28,211	22,295	22,247	21,997
—	—	—	148,171	20,738	264	26,978	—
—	—	—	148,171	20,738	264	26,978	—
8,808	6,019	9,927	87,170	55,518	13,767	14,732	8,193
2,160,478	447,891	453,112	59,302,645	27,874,734	4,966,003	6,451,371	382,769
(578,331)	(288,597)	(284,822)	(2,369,839)	(2,965,344)	(1,478,968)	(134,731)	(253,431)
1,582,147	159,294	168,290	56,932,806	24,909,390	3,487,035	6,316,640	129,338
72,251	(34,732)	18,581	(21,419,441)	(14,368,427)	681,949	(3,605,725)	84,945

39,400,390	2,393,310	2,200,665	1,018,878,424	202,529,839	60,455,730	31,713,725	2,092,727
—	—	—	—	(231)	—	—	—
—	(8)	—	24,215	(937)	592	—	—

(3,503,722)	886,385	1,274,461	46,104,039	121,316,618	30,319,113	66,023,829	625,983
—	—	—	—	4,310,211	—	—	—
—	7	—	3,936	975	253	—	—
35,896,668	3,279,694	3,475,126	1,065,010,614	328,156,475	90,775,688	97,737,554	2,718,710
$35,968,919	$3,244,962	$3,493,707	$1,043,591,173	$313,788,048	$91,457,637	$94,131,829	$2,803,655

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund
	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income (loss)	$(635,153)	$2,894,569
Net realized gain	192,105,537	125,825,982
Net change in unrealized gain (loss)	15,554,210	(7,691,558)
Net increase in net assets resulting from operations	207,024,594	121,028,993

Distributions to shareholders:
From net investment income
Class A Shares	(1,685,221)	(690,472)
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	(651,899)	(395,128)
Service Shares	(1,578)	(417)
Class IR Shares	(11,151)	(10,114)
Class R Shares	(4,233)	(3,429)
From net realized gains
Class A Shares	(137,514,229)	—
Class B Shares	(4,533,042)	—
Class C Shares	(18,780,747)	—
Institutional Shares	(26,252,486)	—
Service Shares	(222,125)	—
Class IR Shares	(539,137)	—
Class R Shares	(562,868)	—
Total distributions to shareholders	(190,758,716)	(1,099,560)

From share transactions:
Proceeds from sales of shares	46,585,483	78,419,489
Reinvestment of distributions	179,706,343	1,032,918
Cost of shares redeemed	(143,214,729)	(194,960,552)
Net increase (decrease) in net assets resulting from share transactions	83,077,097	(115,508,145)
TOTAL INCREASE (DECREASE)	99,342,975	4,421,288

Net assets:
Beginning of year	855,565,830	851,144,542
End of year	$954,908,805	$855,565,830
Undistributed (distributions in excess of) net investment income (loss)	$(78,820)	$2,418,634

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund		Flexible Cap Growth Fund
For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

$72,251	$893,044	$(34,732)	$15,769
39,400,390	24,348,485	2,393,302	1,448,192
(3,503,722)	(4,517,877)	886,392	405,725
35,968,919	20,723,652	3,244,962	1,869,686

—	(355,613)	—	—
—	(218)	—	—
—	(1,983)	—	—
(258,083)	(419,468)	(12,391)	—
—	—	—	—
(275)	(4,247)	—	—
—	(24)	—	—

(886,939)	—	(620,899)	(713,810)
(36,576)	—	—	—
(341,863)	—	(139,480)	(102,494)
(14,924,877)	—	(813,854)	(539,715)
—	—	—	—
(37,654)	—	(11,334)	(18,987)
(1,284)	—	(5,635)	(7,512)
(16,487,551)	(781,553)	(1,603,593)	(1,382,518)

14,294,982	100,006,573	2,940,711	3,352,588
16,211,287	741,898	1,591,368	1,362,254
(26,768,101)	(114,987,264)	(2,958,340)	(6,470,712)
3,738,168	(14,238,793)	1,573,739	(1,755,870)
23,219,536	5,703,306	3,215,108	(1,268,702)

157,893,604	152,190,298	12,011,438	13,280,140
$181,113,140	$157,893,604	$15,226,546	$12,011,438
$71,053	$260,220	$(21,313)	$6,768

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Focused Growth Fund
	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income (loss)	$18,581	$47,770
Net realized gain	2,200,665	770,220
Net change in unrealized gain	1,274,461	410,224
Net increase in net assets resulting from operations	3,493,707	1,228,214

Distributions to shareholders:
From net investment income
Class A Shares	—	(261)
Class B Shares	—	—
Class C Shares	—	(11)
Institutional Shares	(26,580)	(27,074)
Service Shares	—	—
Class IR Shares	(10)	(54)
Class R Shares	—	(11)
From net realized gains
Class A Shares	(3,925)	(115)
Class B Shares	—	—
Class C Shares	(2,323)	(21)
Institutional Shares	(1,063,316)	(8,003)
Service Shares	—	—
Class IR Shares	(938)	(22)
Class R Shares	(935)	(22)
Total distributions to shareholders	(1,098,027)	(35,594)

From share transactions:
Proceeds from sales of shares	14,218,517	10,726,282
Reinvestment of distributions	1,098,027	35,593
Cost of shares redeemed	(6,197,098)	(2,496,650)
Net increase (decrease) in net assets resulting from share transactions	9,119,446	8,265,225
TOTAL INCREASE	11,515,126	9,457,845

Net assets:
Beginning of year	12,943,345	3,485,500
End of year	$24,458,471	$12,943,345
Undistributed (distributions in excess of) net investment income (loss)	$18,481	$26,490

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund		Small/Mid Cap Growth Fund
For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

$(21,419,441)	$(9,310,204)	$(14,368,427)	$(6,895,027)
1,018,902,639	356,949,267	202,528,671	86,225,576
46,107,975	460,291,144	125,627,804	182,347,374
1,043,591,173	807,930,207	313,788,048	261,677,923

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(89,135,434)	(71,926,329)	(34,915,088)	(19,824,908)
(816,955)	(869,553)	(241,378)	(235,890)
(16,251,523)	(12,084,546)	(9,748,706)	(4,682,209)
(240,888,335)	(173,115,031)	(40,240,222)	(14,180,476)
(4,773,288)	(4,124,099)	(402,842)	(332,236)
(8,961,670)	(5,489,820)	(6,136,306)	(2,347,737)
(5,816,843)	(3,762,229)	(1,398,747)	(941,534)
(366,644,048)	(271,371,607)	(93,083,289)	(42,544,990)

1,171,712,416	1,326,672,073	974,000,673	824,387,644
287,053,891	213,144,060	81,410,265	38,750,263
(1,537,897,775)	(1,472,345,304)	(617,493,100)	(331,918,085)
(79,131,468)	67,470,829	437,917,838	531,219,822
597,815,657	604,029,429	658,622,597	750,352,755

4,743,145,912	4,139,116,483	1,599,947,930	849,595,175
$5,340,961,569	$4,743,145,912	$2,258,570,527	$1,599,947,930
$—	$897,206	$(9,638,504)	$(6,411,997)

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund
	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013
From operations:
Net investment income (loss)	$681,949	$2,390,844
Net realized gain	60,456,322	54,393,479
Net change in unrealized gain (loss)	30,319,366	(3,646,456)
Net increase in net assets resulting from operations	91,457,637	53,137,867

Distributions to shareholders:
From net investment income
Class A Shares	(72,021)	(768,074)
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	(1,083,692)	(1,757,888)
Service Shares	(39)	(540)
Class IR Shares	(2,932)	(2,531)
Class R Shares	(14)	(13)
From net realized gains
Class A Shares	(12,687,895)	(12,147,881)
Class B Shares	(163,134)	(108,492)
Class C Shares	(1,543,546)	(659,516)
Institutional Shares	(36,102,729)	(14,440,628)
Service Shares	(12,312)	(5,491)
Class IR Shares	(120,720)	(24,554)
Class R Shares	(1,136)	(318)
Total distributions to shareholders	(51,790,170)	(29,915,926)

From share transactions:
Proceeds from sales of shares	117,827,433	124,321,981
Reinvestment of distributions	50,216,800	29,155,483
Cost of shares redeemed	(152,129,059)	(282,323,776)
Net increase (decrease) in net assets resulting from share transactions	15,915,174	(128,846,312)
TOTAL INCREASE (DECREASE)	55,582,641	(105,624,371)

Net assets:
Beginning of year	342,160,765	447,785,136
End of year	$397,743,406	$342,160,765
Undistributed (distributions in excess of) net investment income (loss)	$680,132	$1,156,289

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund		U.S. Equity Fund
For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013	For the Fiscal Year Ended August 31, 2014	For the Fiscal Year Ended August 31, 2013

$(3,605,725)	$(3,256,843)	$84,945	$104,203
31,713,725	8,785,321	2,092,727	1,005,160
66,023,829	33,870,056	625,983	1,019,786
94,131,829	39,398,534	2,803,655	2,129,149

—	—	(14,081)	(20,678)
—	—	—	—
—	—	—	—
—	—	(59,761)	(76,416)
—	—	—	—
—	—	(978)	(1,243)
—	—	(207)	(60)

(3,390,217)	—	(342,004)	—
(91,485)	—	—	—
(836,560)	—	(14,635)	—
(1,086,772)	—	(780,489)	—
(169,169)	—	—	—
(53,596)	—	(16,071)	—
—	—	(7,485)	—
(5,627,799)	—	(1,235,711)	(98,397)

109,317,850	95,925,924	2,933,540	2,296,952
5,055,014	—	1,079,150	83,817
(133,803,184)	(128,391,119)	(3,348,013)	(3,257,595)
(19,430,320)	(32,465,195)	664,677	(876,826)
69,073,710	6,933,339	2,232,621	1,153,926

367,789,071	360,855,732	11,866,966	10,713,040
$436,862,781	$367,789,071	$14,099,587	$11,866,966
$(2,335,237)	$(2,014,179)	$61,347	$51,429

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$28.13	$(0.01)		$6.41	$6.40	$(0.08)	$(6.29)	$(6.37)
2014 - B	24.49	(0.18)		5.46	5.28	—	(6.29)	(6.29)
2014 - C	24.46	(0.18)		5.46	5.28	—	(6.29)	(6.29)
2014 - Institutional	29.57	0.10		6.79	6.89	(0.16)	(6.29)	(6.45)
2014 - Service	27.62	(0.04)		6.29	6.25	(0.05)	(6.29)	(6.34)
2014 - IR	28.28	0.06		6.44	6.50	(0.13)	(6.29)	(6.42)
2014 - R	27.75	(0.08)		6.31	6.23	(0.05)	(6.29)	(6.34)
2013 - A	24.40	0.10	(d)	3.66	3.76	(0.03)	—	(0.03)
2013 - B	21.37	(0.08	)(d)	3.20	3.12	—	—	—
2013 - C	21.35	(0.08	)(d)	3.19	3.11	—	—	—
2013 - Institutional	25.64	0.21	(d)	3.84	4.05	(0.12)	—	(0.12)
2013 - Service	23.96	0.07	(d)	3.60	3.67	(0.01)	—	(0.01)
2013 - IR	24.53	0.18	(d)	3.67	3.85	(0.10)	—	(0.10)
2013 - R	24.14	0.03	(d)	3.62	3.65	(0.04)	—	(0.04)
2012 - A	20.49	0.02		3.93	3.95	(0.04)	—	(0.04)
2012 - B	18.06	(0.13)		3.44	3.31	—	—	—
2012 - C	18.03	(0.13)		3.45	3.32	—	—	—
2012 - Institutional	21.54	0.10		4.12	4.22	(0.12)	—	(0.12)
2012 - Service	20.13	—	(e)	3.85	3.85	(0.02)	—	(0.02)
2012 - IR	20.66	0.08		3.93	4.01	(0.14)	—	(0.14)
2012 - R	20.31	(0.03)		3.88	3.85	(0.02)	—	(0.02)
2011 - A	17.68	0.03		2.78	2.81	—	—	—
2011 - B	15.70	(0.11)		2.47	2.36	—	—	—
2011 - C	15.68	(0.12)		2.47	2.35	—	—	—
2011 - Institutional	18.57	0.12		2.91	3.03	(0.06)	—	(0.06)
2011 - Service	17.39	0.01		2.73	2.74	—	—	—
2011 - IR	17.81	0.31		2.58	2.89	(0.04)	—	(0.04)
2011 - R	17.57	(0.03)		2.77	2.74	—	—	—
2010 - A	16.95	0.01		0.72	0.73	—	—	—
2010 - B	15.15	(0.11)		0.66	0.55	—	—	—
2010 - C	15.14	(0.11)		0.65	0.54	—	—	—
2010 - Institutional	17.72	0.10		0.75	0.85	—	—	—
2010 - Service	16.68	(0.01)		0.72	0.71	—	—	—
2010 - IR	17.02	0.07		0.72	0.79	—	—	—
2010 - R	16.88	(0.01)		0.70	0.69	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.21% of average net assets.
(e)	Amount is less than $0.005 per share.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$28.16	25.50%	$702,534	1.16%	1.51%	(0.05)%		75%
23.48	24.54	15,122	1.91	2.26	(0.80)		75
23.45	24.57	81,954	1.91	2.26	(0.80)		75
30.01	26.03	147,642	0.76	1.11	0.35		75
27.53	25.39	1,135	1.26	1.61	(0.15)		75
28.36	25.80	2,951	0.91	1.26	0.20		75
27.64	25.18	3,571	1.41	1.76	(0.30)		75
28.13	15.41	630,495	1.14	1.50	0.38	(d)	52
24.49	14.60	19,329	1.89	2.25	(0.34	)(d)	52
24.46	14.57	75,375	1.89	2.25	(0.37	)(d)	52
29.57	15.89	124,795	0.74	1.10	0.75	(d)	52
27.62	15.32	980	1.24	1.60	0.27	(d)	52
28.28	15.75	2,112	0.89	1.25	0.67	(d)	52
27.75	15.15	2,480	1.39	1.75	0.13	(d)	52
24.40	19.24	662,127	1.14	1.48	0.09		55
21.37	18.27	27,428	1.89	2.23	(0.66)		55
21.35	18.36	73,162	1.89	2.23	(0.66)		55
25.64	19.64	83,466	0.74	1.08	0.42		55
23.96	19.08	1,072	1.24	1.58	(0.02)		55
24.53	19.48	2,415	0.89	1.23	0.36		55
24.14	18.92	1,475	1.39	1.73	(0.12)		55
20.49	15.89	662,256	1.14	1.47	0.13		58
18.06	15.03	38,824	1.89	2.22	(0.61)		58
18.03	14.99	72,314	1.89	2.22	(0.62)		58
21.54	16.33	299,223	0.74	1.07	0.53		58
20.13	15.76	953	1.24	1.57	0.03		58
20.66	16.20	1,472	0.89	1.22	1.64		58
20.31	15.59	567	1.39	1.72	(0.12)		58
17.68	4.31	707,444	1.14	1.47	0.07		31
15.70	3.63	55,429	1.89	2.22	(0.66)		31
15.68	3.57	75,203	1.89	2.22	(0.67)		31
18.57	4.80	344,601	0.74	1.07	0.52		31
17.39	4.26	988	1.24	1.57	(0.03)		31
17.81	4.64	8	0.89	1.22	0.36		31
17.57	4.09	412	1.39	1.72	(0.08)		31

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$17.05	$(0.06)		$3.78	$3.72	$—	$(1.83)	$(1.83)
2014 - B	15.67	(0.17)		3.44	3.27	—	(1.83)	(1.83)
2014 - C	15.65	(0.17)		3.44	3.27	—	(1.83)	(1.83)
2014 - Institutional	17.63	0.02		3.92	3.94	(0.03)	(1.83)	(1.86)
2014 - IR	17.15	(0.01)		3.81	3.80	(0.02)	(1.83)	(1.85)
2014 - R	16.84	(0.10)		3.73	3.63	—	(1.83)	(1.83)
2013 - A	14.97	0.11	(d)	2.03	2.14	(0.06)	—	(0.06)
2013 - B	13.81	(0.05	)(d)	1.92	1.87	(0.01)	—	(0.01)
2013 - C	13.79	(0.06	)(d)	1.93	1.87	(0.01)	—	(0.01)
2013 - Institutional	15.48	0.09	(d)	2.18	2.27	(0.12)	—	(0.12)
2013 - IR	15.07	0.12	(d)	2.07	2.19	(0.11)	—	(0.11)
2013 - R	14.80	0.01	(d)	2.06	2.07	(0.03)	—	(0.03)
2012 - A	12.64	—	(e)	2.33	2.33	—	—	—
2012 - B	11.75	(0.09)		2.15	2.06	—	—	—
2012 - C	11.73	(0.09)		2.15	2.06	—	—	—
2012 - Institutional	13.07	0.05		2.41	2.46	(0.05)	—	(0.05)
2012 - IR	12.73	0.04		2.34	2.38	(0.04)	—	(0.04)
2012 - R	12.52	(0.03)		2.31	2.28	—	—	—
2011 - A	10.91	(0.01)		1.74	1.73	—	—	—
2011 - B	10.22	(0.10)		1.63	1.53	—	—	—
2011 - C	10.20	(0.10)		1.63	1.53	—	—	—
2011 - Institutional	11.25	0.04		1.80	1.84	(0.02)	—	(0.02)
2011 - IR	10.97	0.04		1.73	1.77	(0.01)	—	(0.01)
2011 - R	10.83	(0.04)		1.73	1.69	—	—	—
2010 - A	10.51	(0.02)		0.42	0.40	—	—	—
2010 - B	9.92	(0.11)		0.41	0.30	—	—	—
2010 - C	9.90	(0.11)		0.41	0.30	—	—	—
2010 - Institutional	10.79	0.02		0.44	0.46	—	—	—
2010 - IR	10.54	0.03		0.40	0.43	—	—	—
2010 - R	10.46	(0.05)		0.42	0.37	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.06 per share and 0.35% of average net assets.
(e)	Amount is less than $0.005 per share.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$18.94	22.88%	$7,564	1.27%	1.60%	(0.32)%		60%
17.11	21.95	303	2.02	2.35	(1.07)		60
17.09	21.98	3,460	2.02	2.35	(1.06)		60
19.71	23.44	169,387	0.87	1.20	0.09		60
19.10	23.20	385	1.02	1.35	(0.06)		60
18.64	22.61	14	1.50	1.84	(0.55)		60
17.05	14.36	8,476	1.26	1.62	0.69	(d)	57
15.67	13.55	316	2.01	2.37	(0.37	)(d)	57
15.65	13.57	2,561	2.01	2.37	(0.39	)(d)	57
17.63	14.81	146,183	0.86	1.23	0.56	(d)	57
17.15	14.61	346	1.01	1.38	0.76	(d)	57
16.84	14.13	12	1.51	1.87	0.09	(d)	57
14.97	18.38	92,207	1.26	1.57	0.01		33
13.81	17.48	395	2.01	2.32	(0.74)		33
13.79	17.51	2,877	2.01	2.32	(0.72)		33
15.48	18.80	56,118	0.86	1.17	0.39		33
15.07	18.69	584	1.01	1.32	0.28		33
14.80	18.08	10	1.51	1.82	(0.22)		33
12.64	15.86	109,826	1.30	1.56	(0.08)		35
11.75	14.97	496	2.05	2.31	(0.83)		35
11.73	15.00	2,000	2.05	2.31	(0.82)		35
13.07	16.35	126,113	0.90	1.16	0.33		35
12.73	16.13	437	1.05	1.31	0.28		35
12.52	15.60	9	1.55	1.81	(0.29)		35
10.91	3.81	108,338	1.30	1.56	(0.22)		45
10.22	3.02	793	2.05	2.31	(0.98)		45
10.20	3.03	1,356	2.05	2.31	(0.97)		45
11.25	4.26	124,258	0.90	1.16	0.18		45
10.97	4.08	147	1.05	1.31	0.27		45
10.83	3.54	8	1.55	1.81	(0.45)		45

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$11.83	$(0.05)		$3.01	$2.96	$—	$(1.58)	$(1.58)
2014 - C	11.29	(0.14)		2.86	2.72	—	(1.58)	(1.58)
2014 - Institutional	12.17	—	(d)	3.11	3.11	(0.02)	(1.58)	(1.60)
2014 - IR	12.05	(0.02)		3.08	3.06	—	(1.58)	(1.58)
2014 - R	11.66	(0.08)		2.97	2.89	—	(1.58)	(1.58)
2013 - A	11.48	—	(d)(f)	1.71	1.71	—	(1.36)	(1.36)
2013 - C	11.09	(0.08	)(f)	1.64	1.56	—	(1.36)	(1.36)
2013 - Institutional	11.73	0.04	(f)	1.76	1.80	—	(1.36)	(1.36)
2013 - IR	11.64	0.03	(f)	1.74	1.77	—	(1.36)	(1.36)
2013 - R	11.36	(0.02	)(f)	1.68	1.66	—	(1.36)	(1.36)
2012 - A	10.38	(0.02)		1.71	1.69	—	(0.59)	(0.59)
2012 - C	10.12	(0.10)		1.66	1.56	—	(0.59)	(0.59)
2012 - Institutional	10.55	0.02		1.75	1.77	—	(0.59)	(0.59)
2012 - IR	10.49	0.01		1.73	1.74	—	(0.59)	(0.59)
2012 - R	10.30	(0.05)		1.70	1.65	—	(0.59)	(0.59)
2011 - A	9.41	(0.04)		1.51	1.47	—	(0.50)	(0.50)
2011 - C	9.25	(0.12)		1.49	1.37	—	(0.50)	(0.50)
2011 - Institutional	9.53	—	(d)	1.52	1.52	—	(0.50)	(0.50)
2011 - IR	9.49	—	(d)	1.50	1.50	—	(0.50)	(0.50)
2011 - R	9.37	(0.07)		1.50	1.43	—	(0.50)	(0.50)
2010 - A	8.83	(0.03)		0.61	0.58	—	—	—
2010 - C	8.75	(0.11)		0.61	0.50	—	—	—
2010 - Institutional	8.90	—	(d)	0.63	0.63	—	—	—
2010 - IR	8.88	(0.01)		0.62	0.61	—	—	—
2010 - R	8.81	(0.06)		0.62	0.56	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Amount is less than 0.005% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.20% of average net assets.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FLEXIBLE CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$13.21	26.62%	$5,665	1.28%	3.32%	(0.40)%		56%
12.43	25.68	1,119	2.03	4.09	(1.15)		56
13.68	27.21	8,262	0.88	2.92	—	(e)	56
13.53	26.98	126	1.03	3.04	(0.17)		56
12.97	26.38	55	1.53	3.56	(0.65)		56
11.83	16.78	4,584	1.26	3.62	0.03	(f)	40
11.29	15.94	1,005	2.01	4.32	(0.75	)(f)	40
12.17	17.23	6,215	0.86	3.18	0.37	(f)	40
12.05	17.08	167	1.01	3.35	0.26	(f)	40
11.66	16.50	41	1.51	3.91	(0.19	)(f)	40
11.48	17.11	7,423	1.26	3.14	(0.22)		32
11.09	16.23	975	2.01	3.89	(0.95)		32
11.73	17.61	4,640	0.86	2.74	0.21		32
11.64	17.41	179	1.01	2.89	0.06		32
11.36	16.84	63	1.51	3.39	(0.43)		32
10.38	15.42	15,853	1.34	2.59	(0.37)		51
10.12	14.58	974	2.09	3.34	(1.10)		51
10.55	15.77	4,142	0.94	2.19	0.04		51
10.49	15.62	116	1.09	2.34	(0.04)		51
10.30	15.05	11	1.59	2.84	(0.61)		51
9.41	6.57	14,952	1.35	2.91	(0.35)		61
9.25	5.71	650	2.10	3.66	(1.10)		61
9.53	7.08	3,145	0.95	2.51	0.04		61
9.49	6.87	43	1.10	2.66	(0.10)		61
9.37	6.36	10	1.60	3.16	(0.59)		61

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS FOCUSED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$12.95	$(0.05)		$2.77	$2.72	$—	$(0.93)	$(0.93)
2014 - C	12.85	(0.15)		2.74	2.59	—	(0.93)	(0.93)
2014 - Institutional	13.02	0.01		2.78	2.79	(0.03)	(0.93)	(0.96)
2014 - IR	13.01	(0.01)		2.77	2.76	(0.01)	(0.93)	(0.94)
2014 - R	12.95	(0.08)		2.76	2.68	—	(0.93)	(0.93)
2013 - A	11.35	0.01	(d)	1.66	1.67	(0.05)	(0.02)	(0.07)
2013 - C	11.31	(0.06	)(d)	1.63	1.57	(0.01)	(0.02)	(0.03)
2013 - Institutional	11.38	0.07	(d)	1.66	1.73	(0.07)	(0.02)	(0.09)
2013 - IR	11.38	0.06	(d)	1.65	1.71	(0.06)	(0.02)	(0.08)
2013 - R	11.34	—	(d)(e)	1.64	1.64	(0.01)	(0.02)	(0.03)

FOR THE PERIOD ENDED AUGUST 31,
2012 - A (Commenced January 31, 2012)	10.00	—	(e)	1.35	1.35	—	—	—
2012 - C (Commenced January 31, 2012)	10.00	(0.05)		1.36	1.31	—	—	—
2012 - Institutional (Commenced January 31, 2012)	10.00	0.02		1.36	1.38	—	—	—
2012 - IR (Commenced January 31, 2012)	10.00	0.01		1.37	1.38	—	—	—
2012 - R (Commenced January 31, 2012)	10.00	(0.02)		1.36	1.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.74	21.60%	$42	1.26%		2.83%		(0.37)%		97%
14.51	20.71	39	2.01		3.49		(1.05)		97
14.85	22.00	24,346	0.86		2.31		0.10		97
14.83	21.83	16	1.01		2.51		(0.08)		97
14.70	21.28	16	1.51		3.01		(0.58)		97
12.95	14.79	56	1.24		6.12		0.08	(d)	87
12.85	13.94	23	1.99		6.91		(0.52	)(d)	87
13.02	15.33	12,838	0.84		4.59		0.53	(d)	87
13.01	15.08	13	1.00		6.58		0.52	(d)	87
12.95	14.53	13	1.49		7.08		0.02	(d)	87

11.35	13.50	35	1.24	(f)	17.07	(f)	0.04	(f)	23
11.31	13.10	11	1.99	(f)	17.82	(f)	(0.81	)(f)	23
11.38	13.80	3,417	0.84	(f)	16.67	(f)	0.36	(f)	23
11.38	13.80	11	0.99	(f)	16.82	(f)	0.22	(f)	23
11.34	13.40	11	1.49	(f)	17.32	(f)	(0.30	)(f)	23

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$26.65	$(0.19)		$5.95	$5.76	$(2.19)
2014 - B	23.14	(0.34)		5.11	4.77	(2.19)
2014 - C	22.89	(0.34)		5.06	4.72	(2.19)
2014 - Institutional	28.83	(0.08)		6.46	6.38	(2.19)
2014 - Service	26.10	(0.21)		5.81	5.60	(2.19)
2014 - IR	27.10	(0.12)		6.06	5.94	(2.19)
2014 - R	26.25	(0.25)		5.84	5.59	(2.19)
2013 - A	23.88	(0.11	)(d)	4.53	4.42	(1.65)
2013 - B	21.10	(0.25	)(d)	3.94	3.69	(1.65)
2013 - C	20.89	(0.26	)(d)	3.91	3.65	(1.65)
2013 - Institutional	25.59	(0.01	)(d)	4.90	4.89	(1.65)
2013 - Service	23.44	(0.13	)(d)	4.44	4.31	(1.65)
2013 - IR	24.19	(0.05	)(d)	4.61	4.56	(1.65)
2013 - R	23.59	(0.17	)(d)	4.48	4.31	(1.65)
2012 - A	21.36	(0.15)		4.06	3.91	(1.39)
2012 - B	19.16	(0.28)		3.61	3.33	(1.39)
2012 - C	18.99	(0.28)		3.57	3.29	(1.39)
2012 - Institutional	22.71	(0.06)		4.33	4.27	(1.39)
2012 - Service	21.01	(0.17)		3.99	3.82	(1.39)
2012 - IR	21.57	(0.09)		4.10	4.01	(1.39)
2012 - R	21.17	(0.20)		4.01	3.81	(1.39)
2011 - A	19.09	(0.16)		2.65	2.49	(0.22)
2011 - B	17.27	(0.30)		2.41	2.11	(0.22)
2011 - C	17.11	(0.30)		2.40	2.10	(0.22)
2011 - Institutional	20.21	(0.07)		2.79	2.72	(0.22)
2011 - Service	18.80	(0.18)		2.61	2.43	(0.22)
2011 - IR	19.23	(0.10)		2.66	2.56	(0.22)
2011 - R	18.97	(0.22)		2.64	2.42	(0.22)
2010 - A	16.91	(0.15)		2.33	2.18	—
2010 - B	15.42	(0.26)		2.11	1.85	—
2010 - C	15.28	(0.26)		2.09	1.83	—
2010 - Institutional	17.83	(0.07)		2.45	2.38	—
2010 - Service	16.67	(0.16)		2.29	2.13	—
2010 - IR	16.99	(0.10)		2.34	2.24	—
2010 - R	16.85	(0.19)		2.31	2.12	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a special dividend which amounted to $0.04 per share and 0.17% of average net assets.
(e)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind redemptions.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$30.22	22.57%	$1,110,320	1.36%	1.40%	(0.66)%		59%
25.72	21.66	7,294	2.11	2.15	(1.41)		59
25.42	21.67	191,125	2.11	2.15	(1.41)		59
33.02	23.04	3,750,790	0.96	1.00	(0.26)		59
29.51	22.42	57,643	1.46	1.50	(0.76)		59
30.85	22.87	143,249	1.11	1.15	(0.41)		59
29.65	22.25	80,542	1.61	1.65	(0.91)		59
26.65	19.84	1,130,449	1.35	1.41	(0.44	)(d)	41
23.14	18.94	9,429	2.10	2.16	(1.15	)(d)	41
22.89	18.94	172,010	2.10	2.16	(1.19	)(d)	41
28.83	20.38	3,207,925	0.95	1.01	(0.05	)(d)	41
26.10	19.74	60,977	1.45	1.51	(0.54	)(d)	41
27.10	20.18	91,093	1.10	1.16	(0.21	)(d)	41
26.25	19.61	71,263	1.60	1.66	(0.71	)(d)	41
23.88	19.15	1,068,187	1.35	1.41	(0.67)		59
21.10	18.29	12,613	2.10	2.16	(1.42)		59
20.89	18.24	157,901	2.10	2.16	(1.42)		59
25.59	19.61	2,710,810	0.95	1.01	(0.27)		59
23.44	19.03	59,834	1.45	1.51	(0.77)		59
24.19	19.43	75,702	1.10	1.16	(0.42)		59
23.59	18.83	54,071	1.60	1.66	(0.91)		59
21.36	12.97	1,060,320	1.36	1.41	(0.70)		71	(e)
19.16	12.13	16,380	2.11	2.16	(1.46)		71	(e)
18.99	12.18	158,371	2.11	2.16	(1.46)		71	(e)
22.71	13.39	2,843,584	0.96	1.01	(0.30)		71	(e)
21.01	12.85	57,002	1.46	1.51	(0.81)		71	(e)
21.57	13.24	54,912	1.11	1.16	(0.43)		71	(e)
21.17	12.68	33,931	1.61	1.66	(0.94)		71	(e)
19.09	12.89	799,256	1.37	1.44	(0.76)		57	(e)
17.27	12.00	21,174	2.12	2.19	(1.51)		57	(e)
17.11	11.98	129,009	2.12	2.19	(1.51)		57	(e)
20.21	13.35	2,216,786	0.97	1.04	(0.35)		57	(e)
18.80	12.78	60,893	1.47	1.54	(0.86)		57	(e)
19.23	13.18	12,823	1.12	1.19	(0.49)		57	(e)
18.97	12.58	7,954	1.62	1.69	(0.97)		57	(e)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)		Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$18.63	$(0.16	)(d)	$3.43	$3.27	$(1.00)
2014 - B	17.32	(0.29	)(d)	3.18	2.89	(1.00)
2014 - C	17.31	(0.29	)(d)	3.18	2.89	(1.00)
2014 - Institutional	19.25	(0.09	)(d)	3.55	3.46	(1.00)
2014 - Service	18.38	(0.18	)(d)	3.38	3.20	(1.00)
2014 - IR	18.93	(0.12	)(d)	3.49	3.37	(1.00)
2014 - R	18.35	(0.21	)(d)	3.37	3.16	(1.00)
2013 - A	15.52	(0.11	)(e)	3.99	3.88	(0.77)
2013 - B	14.59	(0.22	)(e)	3.72	3.50	(0.77)
2013 - C	14.58	(0.23	)(e)	3.73	3.50	(0.77)
2013 - Institutional	15.95	(0.06	)(e)	4.13	4.07	(0.77)
2013 - Service	15.34	(0.13	)(e)	3.94	3.81	(0.77)
2013 - IR	15.72	(0.08	)(e)	4.06	3.98	(0.77)
2013 - R	15.34	(0.15	)(e)	3.93	3.78	(0.77)
2012 - A	13.67	(0.12)		2.63	2.51	(0.66)
2012 - B	12.98	(0.21)		2.48	2.27	(0.66)
2012 - C	12.98	(0.21)		2.47	2.26	(0.66)
2012 - Institutional	13.98	(0.06)		2.69	2.63	(0.66)
2012 - Service	13.53	(0.13)		2.60	2.47	(0.66)
2012 - IR	13.81	(0.08)		2.65	2.57	(0.66)
2012 - R	13.55	(0.15)		2.60	2.45	(0.66)
2011 - A	12.08	(0.15)		2.01	1.86	(0.27)
2011 - B	11.57	(0.24)		1.92	1.68	(0.27)
2011 - C	11.56	(0.24)		1.93	1.69	(0.27)
2011 - Institutional	12.30	(0.09)		2.04	1.95	(0.27)
2011 - Service	11.97	(0.16)		1.99	1.83	(0.27)
2011 - IR	12.17	(0.10)		2.01	1.91	(0.27)
2011 - R	12.01	(0.18)		1.99	1.81	(0.27)
2010 - A	10.63	(0.12)		1.57	1.45	—
2010 - B	10.25	(0.20)		1.52	1.32	—
2010 - C	10.25	(0.21)		1.52	1.31	—
2010 - Institutional	10.78	(0.07)		1.59	1.52	—
2010 - Service	10.54	(0.13)		1.56	1.43	—
2010 - IR	10.68	(0.09)		1.58	1.49	—
2010 - R	10.59	(0.15)		1.57	1.42	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.07% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.14% of average net assets.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL/MID CAP GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$20.90	17.97%	$741,254	1.33%	1.48%	(0.82	)%(d)	43%
19.21	17.10	3,508	2.08	2.22	(1.56	)(d)	43
19.20	17.11	221,451	2.08	2.23	(1.57	)(d)	43
21.71	18.39	1,077,769	0.93	1.08	(0.42	)(d)	43
20.58	17.83	8,692	1.43	1.58	(0.92	)(d)	43
21.30	18.22	171,779	1.08	1.23	(0.57	)(d)	43
20.51	17.63	34,118	1.58	1.73	(1.07	)(d)	43
18.63	26.18	592,798	1.34	1.49	(0.68	)(e)	37
17.32	25.21	4,573	2.09	2.24	(1.40	)(e)	37
17.31	25.23	150,744	2.09	2.24	(1.44	)(e)	37
19.25	26.68	725,662	0.94	1.09	(0.32	)(e)	37
18.38	26.02	8,495	1.44	1.59	(0.77	)(e)	37
18.93	26.49	93,255	1.09	1.24	(0.45	)(e)	37
18.35	25.82	24,420	1.59	1.74	(0.93	)(e)	37
15.52	18.97	393,284	1.35	1.50	(0.83)		51
14.59	18.11	4,783	2.10	2.25	(1.58)		51
14.58	18.03	87,185	2.10	2.25	(1.58)		51
15.95	19.42	291,636	0.95	1.10	(0.43)		51
15.34	18.87	6,774	1.45	1.60	(0.92)		51
15.72	19.22	46,777	1.10	1.25	(0.57)		51
15.34	18.69	19,156	1.60	1.75	(1.07)		51
13.67	15.30	403,960	1.47	1.50	(0.99)		53
12.98	14.41	5,343	2.22	2.25	(1.75)		53
12.98	14.51	79,875	2.22	2.25	(1.74)		53
13.98	15.77	340,712	1.07	1.10	(0.59)		53
13.53	15.19	5,879	1.57	1.60	(1.08)		53
13.81	15.60	30,858	1.22	1.25	(0.71)		53
13.55	14.97	15,370	1.72	1.75	(1.24)		53
12.08	13.64	267,826	1.50	1.54	(0.98)		48
11.57	12.88	6,024	2.25	2.29	(1.73)		48
11.56	12.78	47,685	2.25	2.29	(1.73)		48
12.30	14.10	222,616	1.10	1.14	(0.58)		48
11.97	13.57	2,762	1.60	1.64	(1.07)		48
12.17	13.95	15,059	1.25	1.29	(0.72)		48
12.01	13.41	10,318	1.75	1.79	(1.23)		48

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$12.29	$(0.01)		$3.06	$3.05	$(0.01)	$(1.83)	$(1.84)
2014 - B	11.07	(0.10)		2.74	2.64	—	(1.83)	(1.83)
2014 - C	11.09	(0.10)		2.74	2.64	—	(1.83)	(1.83)
2014 - Institutional	12.79	0.04		3.21	3.25	(0.06)	(1.83)	(1.89)
2014 - Service	12.28	(0.02)		3.05	3.03	(0.01)	(1.83)	(1.84)
2014 - IR	12.80	0.02		3.20	3.22	(0.05)	(1.83)	(1.88)
2014 - R	12.26	(0.04)		3.05	3.01	(0.02)	(1.83)	(1.85)
2013 - A	11.57	0.06	(d)	1.58	1.64	(0.05)	(0.87)	(0.92)
2013 - B	10.53	(0.03	)(d)	1.44	1.41	—	(0.87)	(0.87)
2013 - C	10.54	(0.04	)(d)	1.46	1.42	—	(0.87)	(0.87)
2013 - Institutional	12.00	0.10	(d)	1.66	1.76	(0.10)	(0.87)	(0.97)
2013 - Service	11.59	0.03	(d)	1.61	1.64	(0.08)	(0.87)	(0.95)
2013 - IR	12.01	0.07	(d)	1.68	1.75	(0.09)	(0.87)	(0.96)
2013 - R	11.53	0.03	(d)	1.60	1.63	(0.03)	(0.87)	(0.90)
2012 - A	9.77	0.01		1.81	1.82	(0.02)	—	(0.02)
2012 - B	8.94	(0.06)		1.65	1.59	—	—	—
2012 - C	8.95	(0.06)		1.65	1.59	—	—	—
2012 - Institutional	10.14	0.06		1.86	1.92	(0.06)	—	(0.06)
2012 - Service	9.80	0.02		1.79	1.81	(0.02)	—	(0.02)
2012 - IR	10.10	0.04		1.87	1.91	—	—	—
2012 - R	9.74	—	(e)	1.79	1.79	—	—	—
2011 - A	8.53	0.02		1.25	1.27	(0.03)	—	(0.03)
2011 - B	7.84	(0.05)		1.15	1.10	—	—	—
2011 - C	7.86	(0.05)		1.14	1.09	—	—	—
2011 - Institutional	8.85	0.06		1.30	1.36	(0.07)	—	(0.07)
2011 - Service	8.55	0.02		1.25	1.27	(0.02)	—	(0.02)
2011 - IR	8.84	0.04		1.29	1.33	(0.07)	—	(0.07)
2011 - R	8.51	—	(e)	1.24	1.24	(0.01)	—	(0.01)
2010 - A	8.22	0.02		0.30	0.32	(0.01)	—	(0.01)
2010 - B	7.61	(0.05)		0.28	0.23	—	—	—
2010 - C	7.62	(0.05)		0.29	0.24	—	—	—
2010 - Institutional	8.52	0.06		0.30	0.36	(0.03)	—	(0.03)
2010 - Service	8.24	0.01		0.30	0.31	—	—	—
2010 - IR	8.51	0.04		0.32	0.36	(0.03)	—	(0.03)
2010 - R	8.21	—	(e)	0.30	0.30	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.29% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Amount is less than 0.005% of average net assets.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$13.50	26.74%	$51,626	1.16%	1.53%	(0.10)%		64%
11.88	25.89	835	1.91	2.28	(0.86)		64
11.90	25.83	11,717	1.91	2.28	(0.85)		64
14.15	27.32	332,401	0.76	1.13	0.30		64
13.47	26.55	156	1.26	1.63	(0.20)		64
14.14	27.03	994	0.91	1.28	0.15		64
13.42	26.49	15	1.38	1.75	(0.30)		64
12.29	15.53	87,987	1.15	1.54	0.49	(d)	55
11.07	14.70	1,022	1.90	2.29	(0.30	)(d)	55
11.09	14.68	9,314	1.90	2.29	(0.35	)(d)	55
12.79	15.98	242,865	0.75	1.14	0.81	(d)	55
12.28	15.45	82	1.25	1.64	0.24	(d)	55
12.80	15.80	884	0.90	1.29	0.57	(d)	55
12.26	15.36	6	1.34	1.73	0.22	(d)	55
11.57	18.45	181,257	1.15	1.51	0.14		54
10.53	17.62	1,482	1.90	2.26	(0.60)		54
10.54	17.71	8,279	1.90	2.26	(0.61)		54
12.00	18.97	256,389	0.75	1.11	0.54		54
11.59	18.50	52	1.25	1.61	0.18		54
12.01	18.85	321	0.90	1.26	0.38		54
11.53	18.32	4	1.40	1.76	(0.05)		54
9.77	14.89	199,185	1.15	1.51	0.19		40
8.94	14.03	1,834	1.90	2.26	(0.56)		40
8.95	13.87	8,828	1.90	2.26	(0.56)		40
10.14	15.33	260,481	0.75	1.11	0.58		40
9.80	14.90	2	1.25	1.61	0.21		40
10.10	14.99	125	0.90	1.26	0.42		40
9.74	14.52	4	1.40	1.76	—	(f)	40
8.53	3.83	192,744	1.15	1.53	0.22		60
7.84	3.02	2,716	1.90	2.28	(0.55)		60
7.86	3.15	9,224	1.90	2.28	(0.55)		60
8.85	4.26	264,902	0.75	1.13	0.60		60
8.55	3.76	1	1.25	1.63	0.11		60
8.84	4.25	10	0.90	1.28	0.39		60
8.51	3.65	3	1.40	1.78	0.01		60

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$15.20	$(0.15)	$4.16	$4.01	$(0.24)
2014 - B	13.68	(0.25)	3.73	3.48	(0.24)
2014 - C	13.68	(0.25)	3.72	3.47	(0.24)
2014 - Institutional	16.08	(0.08)	4.40	4.32	(0.24)
2014 - Service	15.04	(0.16)	4.12	3.96	(0.24)
2014 - IR	16.01	(0.11)	4.38	4.27	(0.24)
2013 - A	13.62	(0.12)	1.70	1.58	—
2013 - B	12.34	(0.20)	1.54	1.34	—
2013 - C	12.34	(0.20)	1.54	1.34	—
2013 - Institutional	14.34	(0.06)	1.80	1.74	—
2013 - Service	13.49	(0.13)	1.68	1.55	—
2013 - IR	14.30	(0.09)	1.80	1.71	—
2012 - A	11.51	(0.13)	2.24	2.11	—
2012 - B	10.52	(0.21)	2.03	1.82	—
2012 - C	10.51	(0.21)	2.04	1.83	—
2012 - Institutional	12.08	(0.09)	2.35	2.26	—
2012 - Service	11.41	(0.14)	2.22	2.08	—
2012 - IR	12.06	(0.11)	2.35	2.24	—
2011 - A	10.43	(0.14)	1.22	1.08	—
2011 - B	9.60	(0.21)	1.13	0.92	—
2011 - C	9.59	(0.21)	1.13	0.92	—
2011 - Institutional	10.90	(0.09)	1.27	1.18	—
2011 - Service	10.34	(0.15)	1.22	1.07	—
2011 - IR (Commenced September 30, 2010)	12.30	(0.07)	(0.17)	(0.24)	—
2010 - A	9.14	(0.11)	1.40	1.29	—
2010 - B	8.48	(0.17)	1.29	1.12	—
2010 - C	8.47	(0.17)	1.29	1.12	—
2010 - Institutional	9.52	(0.07)	1.45	1.38	—
2010 - Service	9.08	(0.12)	1.38	1.26	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TECHNOLOGY TOLLKEEPER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$18.97	26.55%	$260,982	1.51%		1.55%		(0.85)%		39%
16.92	25.61	4,300	2.26		2.30		(1.61)		39
16.91	25.54	58,602	2.26		2.30		(1.60)		39
20.16	27.03	99,039	1.11		1.15		(0.45)		39
18.76	26.49	10,712	1.61		1.65		(0.96)		39
20.04	26.83	3,228	1.26		1.30		(0.59)		39
15.20	11.60	228,424	1.50		1.55		(0.85)		33
13.68	10.86	5,854	2.25		2.30		(1.61)		33
13.68	10.86	50,278	2.25		2.30		(1.59)		33
16.08	12.13	70,416	1.10		1.15		(0.43)		33
15.04	11.49	10,167	1.60		1.65		(0.95)		33
16.01	11.96	2,651	1.25		1.30		(0.59)		33
13.62	18.28	239,355	1.50		1.55		(1.06)		43
12.34	17.25	8,034	2.25		2.30		(1.82)		43
12.34	17.36	50,682	2.25		2.30		(1.81)		43
14.34	18.65	49,238	1.10		1.15		(0.66)		43
13.49	18.18	10,977	1.60		1.65		(1.15)		43
14.30	18.52	2,569	1.25		1.30		(0.81)		43
11.51	10.35	244,288	1.50		1.52		(1.07)		64
10.52	9.58	10,408	2.25		2.27		(1.82)		64
10.51	9.59	50,424	2.25		2.27		(1.82)		64
12.08	10.83	54,356	1.10		1.12		(0.66)		64
11.41	10.35	10,826	1.60		1.62		(1.18)		64
12.06	(1.95)	2,449	1.25	(d)	1.27	(d)	(0.59	)(d)	64
10.43	14.11	225,873	1.50		1.63		(1.03)		97
9.60	13.21	13,547	2.25		2.38		(1.78)		97
9.59	13.22	47,001	2.25		2.38		(1.78)		97
10.90	14.50	32,538	1.10		1.23		(0.63)		97
10.34	13.88	11,324	1.60		1.73		(1.12)		97

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED AUGUST 31,
2014 - A	$14.79	$0.06	$3.23	$3.29	$(0.05)	$(1.37)	$(1.42)
2014 - C	14.58	(0.06)	3.18	3.12	—	(1.37)	(1.37)
2014 - Institutional	14.85	0.12	3.25	3.37	(0.10)	(1.37)	(1.47)
2014 - IR	14.83	0.10	3.24	3.34	(0.08)	(1.37)	(1.45)
2014 - R	14.78	0.02	3.23	3.25	(0.04)	(1.37)	(1.41)
2013 - A	12.30	0.09	2.48	2.57	(0.08)	—	(0.08)
2013 - C	12.13	(0.01)	2.46	2.45	—	—	—
2013 - Institutional	12.35	0.14	2.50	2.64	(0.14)	—	(0.14)
2013 - IR	12.34	0.12	2.50	2.62	(0.13)	—	(0.13)
2013 - R	12.29	0.04	2.51	2.55	(0.06)	—	(0.06)
2012 - A	10.71	0.08	1.66	1.74	(0.04)	(0.11)	(0.15)
2012 - C	10.61	(0.01)	1.64	1.63	—	(0.11)	(0.11)
2012 - Institutional	10.76	0.13	1.65	1.78	(0.08)	(0.11)	(0.19)
2012 - IR	10.73	0.11	1.65	1.76	(0.04)	(0.11)	(0.15)
2012 - R	10.70	0.05	1.65	1.70	— (d)	(0.11)	(0.11)
2011 - A	9.55	0.03	1.21	1.24	(0.05)	(0.03)	(0.08)
2011 - C	9.49	(0.05)	1.21	1.16	(0.01)	(0.03)	(0.04)
2011 - Institutional	9.57	0.08	1.22	1.30	(0.08)	(0.03)	(0.11)
2011 - IR	9.56	0.06	1.22	1.28	(0.08)	(0.03)	(0.11)
2011 - R	9.53	0.01	1.20	1.21	(0.01)	(0.03)	(0.04)
2010 - A (Commenced November 30, 2009)	10.00	0.03	(0.47)	(0.44)	(0.01)	—	(0.01)
2010 - C (Commenced November 30, 2009)	10.00	(0.02)	(0.49)	(0.51)	— (d)	—	— (d)
2010 - Institutional (Commenced November 30, 2009)	10.00	0.06	(0.48)	(0.42)	(0.01)	—	(0.01)
2010 - IR (Commenced November 30, 2009)	10.00	0.05	(0.48)	(0.43)	(0.01)	—	(0.01)
2010 - R (Commenced November 30, 2009)	10.00	0.01	(0.47)	(0.46)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than 0.005% per share.
(e)	Annualized.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$16.66	23.41%	$4,542	1.20%		3.04%		0.37%		67%
16.33	22.44	247	1.95		3.78		(0.37)		67
16.75	23.92	8,995	0.80		2.65		0.76		67
16.72	23.71	205	0.95		2.80		0.61		67
16.62	23.06	110	1.45		3.30		0.11		67
14.79	21.05	2,869	1.18		3.66		0.68		61
14.58	20.20	126	1.93		4.41		(0.09)		61
14.85	21.56	8,646	0.78		3.24		1.06		61
14.83	21.39	174	0.93		3.39		0.90		61
14.78	20.83	51	1.43		3.80		0.29		61
12.30	16.37	3,331	1.18		3.63		0.69		76
12.13	15.45	158	1.93		4.38		(0.05)		76
12.35	16.71	7,142	0.78		3.23		1.11		76
12.34	16.52	70	0.93		3.38		0.97		76
12.29	16.02	12	1.43		3.88		0.45		76
10.71	12.94	3,110	1.18		4.88		0.29		51
10.61	12.19	139	1.93		5.63		(0.42)		51
10.76	13.54	5,945	0.78		4.48		0.72		51
10.73	13.32	241	0.93		4.63		0.56		51
10.70	12.70	11	1.43		5.13		0.08		51
9.55	(4.44)	777	1.18	(e)	11.67	(e)	0.37	(e)	63
9.49	(5.10)	14	1.93	(e)	12.42	(e)	(0.29	)(e)	63
9.57	(4.20)	4,351	0.78	(e)	11.27	(e)	0.74	(e)	63
9.56	(4.31)	20	0.93	(e)	11.42	(e)	0.62	(e)	63
9.53	(4.65)	10	1.43	(e)	11.92	(e)	0.10	(e)	63

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements

August 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Capital Growth, Growth Opportunities, Small/Mid Cap Growth and Strategic Growth	A, B, C, Institutional, Service, IR and R	Diversified
Concentrated Growth	A, B, C, Institutional, IR and R	Non-diversified
Flexible Cap Growth and U.S. Equity	A, C, Institutional, IR and R	Diversified
Focused Growth	A, C, Institutional, IR and R	Non-diversified
Technology Tollkeeper	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2014:

CAPITAL GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$14,370,858	$—	$—
North America	933,657,253	—	—
Short-term Investments	—	7,800,000	—
Total	$948,028,111	$7,800,000	$—

CONCENTRATED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$2,924,877	$—	$—
North America	176,743,504	—	—
Short-term Investments	—	1,500,000	—
Total	$179,668,381	$1,500,000	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

FLEXIBLE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$403,645	$—	$—
North America	14,693,728	—	—
Short-term Investments	—	200,000	—
Total	$15,097,373	$200,000	$—

FOCUSED GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$24,245,428	$—	$—
Short-term Investments	—	300,000	—
Total	$24,245,428	$300,000	$—

GROWTH OPPORTUNITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$214,360,768	$—	$—
North America	5,128,536,640	—	—
Short-term Investments	—	14,800,000	—
Total	$5,342,897,408	$14,800,000	$—

SMALL/MID CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$105,564,464	$7,988,109	$—
North America	2,138,563,132	—	—
Short-term Investments	—	7,400,000	—
Total	$2,244,127,596	$15,388,109	$—

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,251,651	$—	$—
North America	386,360,489	—	—
Short-term Investments	—	6,200,000	—
Total	$391,612,140	$6,200,000	$—

TECHNOLOGY TOLLKEEPER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$5,010,703	$—	$—
North America	427,538,316	—	—
Short-term Investments	—	4,900,000	—
Total	$432,549,019	$4,900,000	$—

U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$185,764	$—	$—
North America	13,851,136	—	—
Short-term Investments	—	100,000	—
Total	$14,036,900	$100,000	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund(s) utilize(s) fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended August 31, 2014, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Capital Growth	1.00%	0.90%	0.80%	0.80%	0.80%	1.00%	0.71	%#
Concentrated Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Flexible Cap Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.81	#
Focused Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.79	#
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	0.94	0.90	#
Small/Mid Cap Growth	1.00	1.00	0.90	0.86	0.84	0.99	0.85	#
Strategic Growth	1.00	0.90	0.86	0.84	0.82	1.00	0.71	#
Technology Tollkeeper	1.00	0.90	0.86	0.84	0.82	1.00	1.00
U.S. Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70

#	GSAM agreed to waive a portion of its management fee rates, set forth in the Funds’ most recent prospectuses. These waivers will be effective through at least December 29, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Effective Net Management Rates above are calculated based on management rates before and after waivers had been adjusted, if applicable.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended August 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Capital Growth	$27,363	$—	$653
Concentrated Growth	1,409	—	—
Flexible Cap Growth	1,053	N/A	—
Focused Growth	98	N/A	—
Growth Opportunities	59,336	—	571
Small/Mid Cap Growth	159,809	—	13
Strategic Growth	6,814	—	—
Technology Tollkeeper	16,299	—	515
U.S. Equity	247	N/A	7

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds are 0.004%, 0.014%, 0.014%, 0.014%, 0.014%, 0.064%, 0.004%, 0.064% and 0.044%, respectively. These Other Expense limitations will remain in place through at least December 29, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Capital Growth	$2,695,393	$514,234	$3,209,627
Concentrated Growth	329,526	248,805	578,331
Flexible Cap Growth	26,814	261,783	288,597
Focused Growth	41,039	243,783	284,822
Growth Opportunities	1,999,999	369,840	2,369,839
Small/Mid Cap Growth	2,965,344	—	2,965,344
Strategic Growth	1,141,246	337,722	1,478,968
Technology Tollkeeper	—	134,731	134,731
U.S. Equity	—	253,431	253,431

G.  Line of Credit Facility — As of August 31, 2014, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended August 31, 2014, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended August 31, 2014, Goldman Sachs earned $1,499, $128, $22, $59, $16,284, $17,538, $722, $4,846, and $32 in brokerage commissions from portfolio transactions, on behalf of the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focus Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper and U.S. Equity Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined by the Act) of such Fund. The following table provides information about the investment by the Small/Mid Cap Growth Fund in issuers of which the Fund is an affiliate for the fiscal year ended August 31, 2014:

Name of Affiliated Issuer	Market Value 8/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 8/31/14	Dividend Income
M/I Homes, Inc.	$17,057,018	$7,290,875	$(804)	$(231)	$4,310,212	$28,657,070	$—

As of August 31, 2014, the Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class C	Institutional	Class IR	Class R
Concentrated Growth	—%	—%	—%	100%
Flexible Cap Growth	—	—	15	33
Focused Growth	40	—	100	100
Strategic Growth	—	—	—	41
U.S. Equity	7	35	9	17

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended August 31, 2014, were as follows:

Fund	Purchases	Sales and Maturities
Capital Growth	$685,221,296	$796,323,190
Concentrated Growth	102,047,730	114,235,333
Flexible Cap Growth	7,888,070	7,831,918
Focused Growth	26,579,434	18,482,850
Growth Opportunities	2,993,292,040	3,437,740,301
Small/Mid Cap Growth	1,210,039,550	867,929,823
Strategic Growth	245,784,785	281,282,858
Technology Tollkeeper	159,433,779	190,262,733
U.S. Equity	9,051,951	9,479,563

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Distributions paid from:
Ordinary income	$10,242,517	$1,307,430	$158,055	$470,407	$15,702,316	$10,753,971	$9,948,673	$—	$177,238
Net long-term capital gains	180,516,199	15,180,121	1,445,538	627,620	350,941,732	82,329,318	41,841,497	5,627,799	1,058,473
Total taxable distributions	$190,758,716	$16,487,551	$1,603,593	$1,098,027	$366,644,048	$93,083,289	$51,790,170	$5,627,799	$1,235,711

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	U.S. Equity
Distributions paid from:
Ordinary income	$1,099,560	$781,553	$—	$35,594	$34,468,772	$17,149,618	$2,529,046	$98,397
Net long-term capital gains	—	—	1,382,518	—	236,902,835	25,395,372	27,386,880	—
Total taxable distributions	$1,099,560	$781,553	$1,382,518	$35,594	$271,371,607	$42,544,990	$29,915,926	$98,397

As of August 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S. Equity
Undistributed ordinary income — net	$21,671,709	$6,527,424	$227,352	$720,097	$61,780,193	$6,930,230	$14,233,865	$2,706,434	$387,323
Undistributed long-term capital gains	91,898,309	22,197,720	1,588,733	1,255,019	764,008,904	145,088,191	35,330,905	21,967,390	1,457,609
Total undistributed earnings	$113,570,018	$28,725,144	$1,816,085	$1,975,116	$825,789,097	$152,018,421	$49,564,770	$24,673,824	$1,844,932
Timing differences (Qualified Late Year Loss Deferrals)	$(123,134)	$—	$(21,313)	$—	$—	$(9,638,504)	$—	$(2,335,237)	$—
Unrealized gains	267,418,918	41,854,841	4,387,737	1,975,568	1,264,021,454	451,612,180	98,728,432	148,194,305	2,894,723
Total accumulated earnings	$380,865,802	$70,579,985	$6,182,509	$3,950,684	$2,089,810,551	$593,992,097	$148,293,202	$170,532,892	$4,739,655

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

6. TAX INFORMATION (continued)

As of August 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Capital Growth	Concentrated Growth	Flexible Cap Growth	Focused Growth	Growth Opportunities	Small/Mid Cap Growth	Strategic Growth	Technology Tollkeeper	U.S Equity
Tax Cost	$688,409,298	$139,313,540	$10,909,638	$22,569,860	$4,093,677,222	$1,807,903,847	$299,083,756	$289,254,714	$11,242,177
Gross unrealized gain	276,546,999	44,066,242	4,607,634	2,302,262	1,330,458,156	513,203,399	102,642,465	149,028,298	3,104,804
Gross unrealized loss	(9,128,186)	(2,211,401)	(219,899)	(326,694)	(66,437,970)	(61,591,541)	(3,914,081)	(833,993)	(210,081)
Net unrealized gain	$267,418,813	$41,854,841	$4,387,735	$1,975,568	$1,264,020,186	$451,611,858	$98,728,384	$148,194,305	$2,894,723
Net unrealized gain on other investments	105	—	2	—	1,268	322	48	—	—
Net unrealized gain	$267,418,918	$41,854,841	$4,387,737	$1,975,568	$1,264,021,454	$451,612,180	$98,728,432	$148,194,305	$2,894,723

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in tax treatment of underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses, redemptions utilized as distributions, and differences in the tax treatment of foreign currency transactions, partnerships and underlying fund investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Capital Growth	$—	$(491,781)	$491,781
Concentrated Growth	1,278,518	(1,275,458)	(3,060)
Flexible Cap Growth	—	(19,042)	19,042
Growth Opportunities	52,251,024	(72,773,259)	20,522,235
Small/Mid Cap Growth	10,926,921	(22,068,841)	11,141,920
Strategic Growth	—	(592)	592
Technology Tollkeeper	—	(3,284,667)	3,284,667

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

6. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Concentrated Growth and Focused Growth Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, these Funds may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Technology Tollkeeper Fund invests primarily in equity investments in high-quality technology, media, or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage (“Technology Tollkeeper” companies). Because of its focus on technology, media and service companies, the Technology Tollkeeper Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. The Technology Tollkeeper Fund may also invest in a relatively few number of issuers. Thus, the Technology Tollkeeper Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

At a meeting held on August 13-14, 2014, the Board of Trustees of the Goldman Sachs Trust approved the early conversion of each Fund’s Class B Shares into Class A Shares.

Accordingly, effective at the close of business on November 14, 2014 (the “Conversion Date”), Class B Shares of each Fund will convert to Class A Shares of the Fund, including Class B Shares that are scheduled to convert on a later date. No CDSCs will be assessed in connection with this early conversion. In addition, effective October 15, 2014, redemptions of a Fund’s Class B Shares before the Conversion Date will not be subject to a CDSC.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Capital Growth Fund

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	817,672	$21,983,864	782,296	$20,303,620
Reinvestment of distributions	5,245,662	131,666,115	26,769	652,349
Shares converted from Class B(a)	162,015	4,329,011	213,902	5,575,895
Shares redeemed	(3,691,623)	(99,881,853)	(5,751,236)	(149,977,517)
	2,533,726	58,097,137	(4,728,269)	(123,445,653)
Class B Shares
Shares sold	13,241	303,172	19,789	449,087
Reinvestment of distributions	207,751	4,371,080	—	—
Shares converted to Class A(a)	(192,166)	(4,329,011)	(244,716)	(5,575,895)
Shares redeemed	(174,199)	(3,978,897)	(269,032)	(6,086,904)
	(145,373)	(3,633,656)	(493,959)	(11,213,712)
Class C Shares
Shares sold	220,352	4,912,068	234,022	5,317,790
Reinvestment of distributions	807,423	16,963,972	—	—
Shares redeemed	(614,238)	(13,922,721)	(579,587)	(13,124,430)
	413,537	7,953,319	(345,565)	(7,806,640)
Institutional Shares
Shares sold	608,224	17,589,113	1,811,083	50,068,184
Reinvestment of distributions	953,235	25,413,240	14,360	366,743
Shares redeemed	(861,169)	(24,302,231)	(860,695)	(23,300,368)
	700,290	18,700,122	964,748	27,134,559
Service Shares
Shares sold	5,856	150,012	4,080	103,713
Reinvestment of distributions	7,946	195,070	15	371
Shares redeemed	(8,066)	(214,810)	(13,351)	(362,650)
	5,736	130,272	(9,256)	(258,566)
Class IR Shares
Shares sold	22,319	663,769	37,355	970,030
Reinvestment of distributions	21,811	550,288	410	10,026
Shares redeemed	(14,792)	(392,222)	(61,502)	(1,622,684)
	29,338	821,835	(23,737)	(642,628)
Class R Shares
Shares sold	37,441	983,485	46,789	1,207,065
Reinvestment of distributions	22,147	546,578	142	3,429
Shares redeemed	(19,750)	(521,995)	(18,653)	(485,999)
	39,838	1,008,068	28,278	724,495
NET INCREASE (DECREASE)	3,577,092	$83,077,097	(4,607,760)	$(115,508,145)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Concentrated Growth Fund				Flexible Cap Growth Fund
For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

70,876	$1,263,347	142,344	$2,254,400	77,853	$969,663	62,646	$710,147
46,698	806,000	23,698	352,580	52,753	620,899	69,117	702,914
777	13,556	1,187	18,951	—	—	—	—
(216,261)	(3,916,519)	(5,830,587)	(93,122,296)	(89,405)	(1,104,307)	(390,852)	(4,364,635)
(97,910)	(1,833,616)	(5,663,358)	(90,496,365)	41,201	486,255	(259,089)	(2,951,574)

1,871	30,647	225	3,463	—	—	—	—
1,155	18,124	9	118	—	—	—	—
(856)	(13,556)	(1,286)	(18,951)	—	—	—	—
(4,608)	(74,624)	(7,381)	(106,933)	—	—	—	—
(2,438)	(39,409)	(8,433)	(122,303)	—	—	—	—

54,822	891,916	25,908	375,989	21,829	254,183	31,512	340,972
13,114	205,364	111	1,519	11,545	128,615	9,746	95,129
(29,125)	(475,180)	(70,884)	(1,087,873)	(32,358)	(377,495)	(40,167)	(430,948)
38,811	622,100	(44,865)	(710,365)	1,016	5,303	1,091	5,153

645,154	12,053,841	5,858,528	97,293,176	132,857	1,673,820	201,334	2,270,881
845,482	15,142,586	24,979	383,410	67,892	824,885	51,636	538,564
(1,185,832)	(22,208,510)	(1,218,537)	(20,291,651)	(107,336)	(1,365,164)	(137,902)	(1,576,897)
304,804	4,987,917	4,664,970	77,384,935	93,413	1,133,541	115,068	1,232,548

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

2,911	55,231	5,032	79,472	3,150	40,575	2,577	29,408
2,182	37,929	284	4,247	941	11,334	1,793	18,561
(5,111)	(93,268)	(23,920)	(378,434)	(8,637)	(111,298)	(5,875)	(67,660)
(18)	(108)	(18,604)	(294,715)	(4,546)	(59,389)	(1,505)	(19,691)

—	—	5	73	201	2,470	103	1,180
76	1,284	1	24	487	5,635	706	7,086
—	—	(5)	(77)	(6)	(76)	(2,805)	(30,572)
76	1,284	1	20	682	8,029	(1,996)	(22,306)
243,325	$3,738,168	(1,070,289)	$(14,238,793)	131,766	$1,573,739	(146,431)	$(1,755,870)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Focused Growth Fund

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,067	$29,063	18,047	$222,105
Reinvestment of distributions	288	3,925	33	375
Shares converted from Class B(a)	—	—	—	—
Shares redeemed	(3,871)	(54,793)	(16,776)	(212,589)
	(1,516)	(21,805)	1,304	9,891
Class B Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class C Shares
Shares sold	705	10,005	786	10,000
Reinvestment of distributions	172	2,323	2	33
Shares redeemed	—	—	—	—
	877	12,328	788	10,033
Institutional Shares
Shares sold	1,004,877	14,179,449	864,997	10,494,177
Reinvestment of distributions	79,496	1,089,896	3,066	35,077
Shares redeemed	(431,484)	(6,142,305)	(181,929)	(2,284,061)
	652,889	9,127,040	686,134	8,245,193
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	—	—	—	—
Reinvestment of distributions	69	948	7	75
Shares redeemed	—	—	—	—
	69	948	7	75
Class R Shares
Shares sold	—	—	—	—
Reinvestment of distributions	68	935	3	33
Shares redeemed	—	—	—	—
	68	935	3	33
NET INCREASE (DECREASE)	652,387	$9,119,446	688,236	$8,265,225

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Growth Opportunities Fund				Small/Mid Cap Growth Fund
For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

8,032,868	$226,986,472	12,233,224	$302,631,754	16,550,003	$331,130,563	17,150,018	$294,266,573
3,023,596	81,878,972	2,964,499	66,165,624	1,717,157	33,226,981	1,264,232	19,013,728
8,330	235,984	21,308	518,641	6,285	127,122	7,411	120,916
(16,739,369)	(474,277,948)	(17,543,354)	(430,721,979)	(14,624,797)	(294,251,887)	(11,933,630)	(199,903,037)
(5,674,575)	(165,176,520)	(2,324,323)	(61,405,960)	3,648,648	70,232,779	6,488,031	113,498,180

5,618	136,443	20,659	435,900	9,815	178,788	24,636	384,779
32,372	750,045	40,326	785,947	10,394	185,838	13,116	184,412
(9,730)	(235,984)	(24,356)	(518,641)	(6,813)	(127,122)	(7,929)	(120,916)
(152,113)	(3,664,921)	(227,035)	(4,852,054)	(94,754)	(1,768,237)	(93,599)	(1,446,910)
(123,853)	(3,014,417)	(190,406)	(4,148,848)	(81,358)	(1,530,733)	(63,776)	(998,635)

1,106,125	26,356,127	1,405,412	29,696,309	4,080,815	75,333,355	3,537,266	56,721,898
525,007	12,022,662	457,704	8,824,234	451,785	8,073,399	276,804	3,887,979
(1,625,462)	(38,972,519)	(1,909,356)	(40,801,494)	(1,704,492)	(31,466,929)	(1,083,784)	(16,931,575)
5,670	(593,730)	(46,240)	(2,280,951)	2,828,108	51,939,825	2,730,286	43,678,302

26,488,122	816,361,992	34,727,613	919,287,356	21,521,263	448,083,942	23,251,789	407,963,732
5,904,682	174,188,106	5,195,727	125,061,145	1,609,625	32,272,964	793,208	12,285,172
(30,086,326)	(926,283,442)	(34,564,391)	(917,322,619)	(11,200,433)	(232,698,654)	(4,622,412)	(80,411,154)
2,306,478	64,266,656	5,358,949	127,025,882	11,930,455	247,658,252	19,422,585	339,837,750

303,678	8,322,118	518,500	12,411,028	250,224	4,972,415	240,416	3,995,304
133,648	3,536,321	140,297	3,068,305	8,213	156,610	6,203	92,110
(820,546)	(22,482,432)	(875,381)	(21,050,652)	(298,366)	(5,876,586)	(225,941)	(3,737,411)
(383,220)	(10,623,993)	(216,584)	(5,571,319)	(39,929)	(747,561)	20,678	350,003

2,493,334	71,573,272	1,539,363	38,563,477	4,929,199	100,390,233	3,131,544	53,476,928
324,816	8,961,670	241,799	5,476,736	311,646	6,136,306	153,792	2,345,328
(1,535,926)	(44,199,453)	(1,549,017)	(40,081,976)	(2,104,449)	(42,676,478)	(1,333,056)	(22,260,249)
1,282,224	36,335,489	232,145	3,958,237	3,136,396	63,850,061	1,952,280	33,562,007

791,843	21,975,992	968,929	23,646,249	702,974	13,911,377	458,086	7,578,430
214,811	5,716,115	170,855	3,762,069	71,370	1,358,167	63,446	941,534
(1,005,143)	(28,017,060)	(716,411)	(17,514,530)	(442,149)	(8,754,329)	(439,434)	(7,227,749)
1,511	(324,953)	423,373	9,893,788	332,195	6,515,215	82,098	1,292,215
(2,585,765)	$(79,131,468)	3,236,914	$67,470,829	21,754,515	$437,917,838	30,632,182	$531,219,822

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Notes to Financial Statements (continued)

August 31, 2014

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Growth Fund

	For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	959,683	$12,190,924	1,239,874	$14,385,523
Reinvestment of distributions	1,036,246	12,414,221	1,197,404	12,752,339
Shares converted from Class B(a)	1,559	19,533	4,049	47,035
Shares redeemed	(5,331,240)	(68,591,918)	(10,957,113)	(126,479,116)
	(3,333,752)	(43,967,240)	(8,515,786)	(99,294,219)
Class B Shares
Shares sold	9,240	100,954	5,019	51,369
Reinvestment of distributions	12,306	130,328	9,625	92,882
Shares converted to Class A(a)	(1,762)	(19,533)	(4,478)	(47,035)
Shares redeemed	(41,839)	(459,498)	(58,620)	(616,716)
	(22,055)	(247,749)	(48,454)	(519,500)
Class C Shares
Shares sold	165,954	1,825,903	206,430	2,125,543
Reinvestment of distributions	100,743	1,068,877	51,981	502,138
Shares redeemed	(121,789)	(1,357,416)	(203,912)	(2,177,359)
	144,908	1,537,364	54,499	450,322
Institutional Shares
Shares sold	7,759,535	103,324,151	8,900,827	107,141,001
Reinvestment of distributions	2,915,104	36,467,953	1,427,641	15,775,437
Shares redeemed	(6,163,497)	(81,267,515)	(12,705,100)	(152,927,521)
	4,511,142	58,524,589	(2,376,632)	(30,011,083)
Service Shares
Shares sold	5,009	63,893	9,067	101,589
Reinvestment of distributions	888	10,619	495	5,271
Shares redeemed	(1,060)	(13,761)	(7,368)	(85,195)
	4,837	60,751	2,194	21,665
Class IR Shares
Shares sold	23,906	311,567	42,909	516,009
Reinvestment of distributions	9,876	123,652	2,447	27,085
Shares redeemed	(32,534)	(436,175)	(3,065)	(37,792)
	1,248	(956)	42,291	505,302
Class R Shares
Shares sold	782	10,041	78	947
Reinvestment of distributions	97	1,150	31	331
Shares redeemed	(217)	(2,776)	(7)	(77)
	662	8,415	102	1,201
NET INCREASE (DECREASE)	1,306,990	$15,915,174	(10,841,786)	$(128,846,312)

(a)	Class B Shares convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Technology Tollkeeper Fund				U.S. Equity Fund
For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013		For the Fiscal Year Ended August 31, 2014		For the Fiscal Year Ended August 31, 2013
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

3,470,987	$60,962,111	3,330,212	$47,276,729	128,347	$2,026,089	81,129	$1,130,629
185,416	3,133,535	—	—	23,914	356,084	1,660	20,678
53,673	909,103	61,708	875,582	—	—	—	—
(4,980,250)	(86,641,213)	(5,945,671)	(84,620,365)	(73,652)	(1,139,425)	(159,626)	(2,156,641)
(1,270,174)	(21,636,464)	(2,553,751)	(36,468,054)	78,609	1,242,748	(76,837)	(1,005,334)

4,414	69,798	15,936	196,123	—	—	—	—
5,077	76,914	—	—	—	—	—	—
(59,877)	(909,103)	(68,269)	(875,582)	—	—	—	—
(123,378)	(1,948,304)	(170,534)	(2,181,855)	—	—	—	—
(173,764)	(2,710,695)	(222,867)	(2,861,314)	—	—	—	—

442,555	6,903,734	467,402	5,940,736	6,704	102,411	2,333	31,696
44,282	670,880	—	—	997	14,635	—	—
(698,408)	(10,756,212)	(897,831)	(11,406,789)	(1,192)	(18,003)	(6,705)	(89,789)
(211,571)	(3,181,598)	(430,429)	(5,466,053)	6,509	99,043	(4,372)	(58,093)

1,829,512	33,547,607	2,471,966	37,461,563	48,848	764,017	73,713	997,650
53,912	965,022	—	—	45,793	683,691	4,954	61,836
(1,350,780)	(24,508,192)	(1,525,248)	(22,983,417)	(139,916)	(2,180,461)	(74,640)	(984,023)
532,644	10,004,437	946,718	14,478,146	(45,275)	(732,753)	4,027	75,463

356,691	6,160,990	261,208	3,647,817	—	—	—	—
9,275	155,067	—	—	—	—	—	—
(470,614)	(8,071,739)	(399,276)	(5,608,576)	—	—	—	—
(104,648)	(1,755,682)	(138,068)	(1,960,759)	—	—	—	—

95,097	1,673,610	94,442	1,402,956	—	—	8,128	104,750
3,008	53,596	—	—	1,143	17,049	100	1,243
(102,621)	(1,877,524)	(108,526)	(1,590,117)	(613)	(10,058)	(2,182)	(27,120)
(4,516)	(150,318)	(14,084)	(187,161)	530	6,991	6,046	78,873

—	—	—	—	2,623	41,023	2,465	32,227
—	—	—	—	517	7,691	5	60
—	—	—	—	(4)	(66)	(2)	(22)
—	—	—	—	3,136	48,648	2,468	32,265
(1,232,029)	$(19,430,320)	(2,412,481)	$(32,465,195)	43,509	$664,677	(68,668)	$(876,826)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Fundamental Equity Growth Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Concentrated Growth Fund, Flexible Cap Growth Fund, Focused Growth Fund, Growth Opportunities Fund, Small/Mid Cap Growth Fund, Strategic Growth Fund, Technology Tollkeeper Fund, and U.S. Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at August 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2014

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2014 through August 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Concentrated Growth Fund				Flexible Cap Growth Fund				Focused Growth Fund				Growth Opportunities Fund
Share Class	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*
Class A
Actual	$1,000.00	$1,062.60		$6.03	$1,000.00	$1,049.30		$6.56	$1,000.00	$1,067.00		$6.67	$1,000.00	$1,034.40		$6.41	$1,000.00	$1,045.30		$7.01
Hypothetical 5% return	1,000.00	1,019.36	+	5.90	1,000.00	1,018.80	+	6.46	1,000.00	1,018.75	+	6.51	1,000.00	1,018.90	+	6.36	1,000.00	1,018.35	+	6.92
Class B
Actual	1,000.00	1,058.60		9.91	1,000.00	1,044.60		10.41	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,041.70		10.86
Hypothetical 5% return	1,000.00	1,015.58	+	9.70	1,000.00	1,015.02	+	10.26	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.57	+	10.71
Class C
Actual	1,000.00	1,058.70		9.91	1,000.00	1,045.30		10.41	1,000.00	1,063.30		10.56	1,000.00	1,030.50		10.29	1,000.00	1,041.80		10.86
Hypothetical 5% return	1,000.00	1,015.58	+	9.70	1,000.00	1,015.02	+	10.26	1,000.00	1,014.97	+	10.31	1,000.00	1,015.07	+	10.21	1,000.00	1,014.57	+	10.71
Institutional
Actual	1,000.00	1,064.90		3.96	1,000.00	1,051.20		4.50	1,000.00	1,069.60		4.59	1,000.00	1,035.60		4.41	1,000.00	1,047.60		4.95
Hypothetical 5% return	1,000.00	1,021.37	+	3.87	1,000.00	1,020.82	+	4.43	1,000.00	1,020.77	+	4.48	1,000.00	1,020.87	+	4.38	1,000.00	1,020.37	+	4.89
Service
Actual	1,000.00	1,062.10		6.55	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,045.00		7.53
Hypothetical 5% return	1,000.00	1,018.85	+	6.41	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.84	+	7.43
Class IR
Actual	1,000.00	1,063.80		4.73	1,000.00	1,050.00		5.27	1,000.00	1,068.70		5.37	1,000.00	1,034.90		5.18	1,000.00	1,046.80		5.73
Hypothetical 5% return	1,000.00	1,020.62	+	4.63	1,000.00	1,020.06	+	5.19	1,000.00	1,020.01	+	5.24	1,000.00	1,020.11	+	5.14	1,000.00	1,019.61	+	5.65
Class R
Actual	1,000.00	1,061.40		7.33	1,000.00	1,047.80		7.74	1,000.00	1,065.70		7.97	1,000.00	1,033.00		7.69	1,000.00	1,044.40		8.30
Hypothetical 5% return	1,000.00	1,018.10	+	7.17	1,000.00	1,017.64	+	7.63	1,000.00	1,017.49	+	7.78	1,000.00	1,017.64	+	7.63	1,000.00	1,017.09	+	8.19

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Fund Expenses — Six Month Period Ended August 31, 2014 (Unaudited) (continued)

	Small/Mid Cap Growth Fund				Strategic Growth Fund				Technology Tollkeeper Fund				U.S. Equity Fund
Share Class	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*	Beginning Account Value 3/1/14	Ending Account Value 8/31/14		Expenses Paid for the 6 months ended 8/31/14*
Class A
Actual	$1,000.00	$1,009.70		$6.79	$1,000.00	$1,066.40		$6.04	$1,000.00	$1,030.40		$7.73	$1,000.00	$1,070.70		$6.26
Hypothetical 5% return	1,000.00	1,018.45	+	6.82	1,000.00	1,019.36	+	5.90	1,000.00	1,017.59	+	7.68	1,000.00	1,019.16	+	6.11
Class B
Actual	1,000.00	1,005.80		10.57	1,000.00	1,062.60		9.93	1,000.00	1,026.70		11.54	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,014.67	+	10.61	1,000.00	1,015.58	+	9.70	1,000.00	1,013.81	+	11.47	N/A	N/A		N/A
Class C
Actual	1,000.00	1,005.80		10.57	1,000.00	1,063.50		9.93	1,000.00	1,026.10		11.54	1,000.00	1,066.60		10.16
Hypothetical 5% return	1,000.00	1,014.67	+	10.61	1,000.00	1,015.58	+	9.70	1,000.00	1,013.81	+	11.47	1,000.00	1,015.37	+	9.91
Institutional
Actual	1,000.00	1,011.20		4.77	1,000.00	1,068.70		3.96	1,000.00	1,032.30		5.69	1,000.00	1,073.00		4.18
Hypothetical 5% return	1,000.00	1,020.47	+	4.79	1,000.00	1,021.37	+	3.87	1,000.00	1,019.61	+	5.65	1,000.00	1,021.17	+	4.08
Service
Actual	1,000.00	1,009.30		7.29	1,000.00	1,065.70		6.56	1,000.00	1,030.20		8.24	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.95	+	7.32	1,000.00	1,018.85	+	6.41	1,000.00	1,017.09	+	8.19	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,010.40		5.52	1,000.00	1,068.00		4.74	1,000.00	1,031.90		6.45	1,000.00	1,071.80		4.96
Hypothetical 5% return	1,000.00	1,019.71	+	5.55	1,000.00	1,020.62	+	4.63	1,000.00	1,018.85	+	6.41	1,000.00	1,020.42	+	4.84
Class R
Actual	1,000.00	1,007.90		8.05	1,000.00	1,065.90		7.24	N/A	N/A		N/A	1,000.00	1,069.50		7.56
Hypothetical 5% return	1,000.00	1,017.19	+	8.08	1,000.00	1,018.20	+	7.07	N/A	N/A		N/A	1,000.00	1,017.90	+	7.38

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Capital Growth	1.16%	1.91%	1.91%	0.76%	1.26%	0.91%	1.41%
Concentrated Growth	1.27	2.02	2.02	0.87	N/A	1.02	1.50
Flexible Cap Growth	1.28	N/A	2.03	0.88	N/A	1.03	1.53
Focused Growth	1.25	N/A	2.01	0.86	N/A	1.01	1.50
Growth Opportunities	1.36	2.11	2.11	0.96	1.46	1.11	1.61
Small/Mid Cap Growth	1.34	2.09	2.09	0.94	1.44	1.09	1.59
Strategic Growth	1.16	1.91	1.91	0.76	1.26	0.91	1.39
Technology Tollkeeper	1.51	2.26	2.26	1.11	1.61	1.26	N/A
U.S. Equity	1.20	N/A	1.95	0.80	N/A	0.95	1.45

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Capital Growth Fund, Goldman Sachs Concentrated Growth Fund, Goldman Sachs Flexible Cap Growth Fund, Goldman Sachs Focused Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Technology Tollkeeper Fund, and Goldman Sachs U.S. Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and comparable institutional composites managed by the Investment Adviser (in the case of the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper, and U.S. Equity Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, and Strategic Growth Funds) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Capital Growth and Strategic Growth Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings (except for the Focused Growth Fund, which commenced operations in 2012 and is not yet rated) compiled by the Outside Data Provider as of December 31, 2013, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

March 31, 2014. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Concentrated Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper, and U.S. Equity Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Capital Growth Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2014. The Trustees noted that the Capital Growth Fund has been managed in a sector-neutral fashion relative to its benchmark since August 2013. They noted that the Concentrated Growth Fund’s Class A Shares had placed in the third quartile of the Fund’s peer group for the three- and five-year periods and in the fourth quartile for the one- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five- and ten-year periods ended March 31, 2014. The Trustees noted that the Flexible Cap Growth Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three, and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2014. They observed that the Focused Growth Fund’s Class A Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2014. They noted that the Growth Opportunities Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the three-, five-, and ten-year periods, and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2014. They noted that the Small/Mid Cap Growth Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2014. The Trustees noted changes in October 2013 to modify the market capitalization range for equity issuers in which the Small/Mid Cap Growth Fund must invest at least 80% of its net assets. They observed that the Strategic Growth Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the three-year period, in the third quartile for the one- and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2014. They noted that the Technology Tollkeeper Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the three- and ten-year periods and in the third quartile for the one- and five-year periods, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three-, and five-year periods ended March 31, 2014. They considered that the Technology Tollkeeper Fund’s benchmark (the NASDAQ Composite Price Return Index) had provided an imperfect performance comparison for the Fund, which has a narrower investment focus than the benchmark. They noted the recent change the Technology Tollkeeper Fund’s benchmark to an index that more closely matched the Fund’s investment focus. The Trustees noted that the U.S. Equity Fund’s Class A Shares had placed in the second quartile of the Fund’s peer group for the three-year period and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-year period ended March 31, 2014.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, and Strategic Growth Funds) and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements that would have the effect of lowering (in the case of the Concentrated Growth and Flexible Cap Growth Funds) or increasing (in the case of the U.S. Equity Fund) total Fund expenses, with such changes taking effect in connection with each Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2013 and 2012, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Capital Growth Fund	Concentrated Growth Fund	Flexible Cap Growth Fund	Focused Growth Fund	Growth Opportunities Fund
First $1 billion	1.00%	1.00%	1.00%	1.00%	1.00%
Next $1 billion	0.90	0.90	0.90	0.90	1.00
Next $3 billion	0.80	0.86	0.86	0.86	0.90
Next $3 billion	0.80	0.84	0.84	0.84	0.86
Over $8 billion	0.80	0.82	0.82	0.82	0.84

Average Daily Net Assets	Small/Mid Cap Growth Fund	Strategic Growth Fund	Technology Tollkeeper Fund	U.S. Equity Fund
First $1 billion	1.00%	1.00%	1.00%	0.70%
Next $1 billion	1.00	0.90	0.90	0.63
Next $3 billion	0.90	0.86	0.86	0.60
Next $3 billion	0.86	0.84	0.84	0.59
Over $8 billion	0.84	0.82	0.82	0.58

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to the Capital Growth, Concentrated Growth, Flexible Cap Growth, and Strategic Growth Funds) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Growth Opportunities Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2015.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	112	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of August 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of August 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public), GSVIT consisted of 14 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”), and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of August 31, 2014, GSBDC has not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EQUITY GROWTH FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of August 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental Equity Growth Funds — Tax Information (Unaudited)

For the year ended August 31, 2014, 59.02%, 34.45%, 35.19%, 26.25%, 60.58%, 46.93%, 48.58%, and 87.58% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, Technology Tollkeeper, and U.S. Equity Funds designate $180,516,199, $16,168,112, $1,445,538, $627,620, $399,310,249, $92,758,101, $41,841,497, $5,627,799, and $1,058,473, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended August 31, 2014.

For the year ended August 31, 2014, 100%, 100%, 92.73%, 20.80%, 100%, 62.07%, 55.43%, and 100% of the dividends paid from net investment company taxable income by the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the year ended August 31, 2014, the Capital Growth, Concentrated Growth, Flexible Cap Growth, Focused Growth, Growth Opportunities, Small/Mid Cap Growth, Strategic Growth, and U.S. Equity Funds designate $7,888,440, $1,049,072, $145,686, $443,817, $15,702,316, $10,753,971,$8,789,975, and $102,211, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of August 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 142418.MF.MED.TMPL/10/2014 EQGRWAR-14/198k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,269,524	$3,372,161	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$939,217	$816,858	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2014 and August 31, 2013 were approximately $939,217 and $819,198 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 $9.8 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	October 29, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	October 29, 2014